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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-3563
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                      COMPASS MONEY MARKET VARIABLE ACCOUNT
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               (Exact name of registrant as specified in charter)

                500 Boylston Street, Boston, Massachusetts 02116
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               (Address of principal executive offices) (Zip code)

                                Stephen E. Cavan
                    Massachusetts Financial Services Company
                               500 Boylston Street
                           Boston, Massachusetts 02116
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                    (Name and address of agents for service)

       Registrant's telephone number, including area code: (617) 954-5000
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                   Date of fiscal year end: December 31, 2002
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                    Date of reporting period: June 30, 2003
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ITEM 1. REPORTS TO STOCKHOLDERS.
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[COMPASS LOGO]

PROFESSIONALLY MANAGED COMBINATION
FIXED/VARIABLE ANNUITIES
FOR PERSONAL INVESTMENTS AND
QUALIFIED RETIREMENT PLANS

SEMIANNUAL REPORT - JUNE 30, 2003

CAPITAL APPRECIATION VARIABLE ACCOUNT
GLOBAL GOVERNMENTS VARIABLE ACCOUNT
GOVERNMENT SECURITIES VARIABLE ACCOUNT
HIGH YIELD VARIABLE ACCOUNT
MANAGED SECTORS VARIABLE ACCOUNT
MONEY MARKET VARIABLE ACCOUNT
TOTAL RETURN VARIABLE ACCOUNT

ISSUED BY
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S),
A WHOLLY OWNED SUBSIDIARY OF
SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.

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TABLE OF CONTENTS

Letter from the Chairman                                        1

Management Reviews                                              2

Performance Summary                                             7

Portfolio of Investments                                        8

Financial Statements                                           24

Notes to Financial Statements                                  42

Board of Managers and Officers                         Back Cover

  NOT FDIC INSURED    MAY LOSE VALUE             NO BANK GUARANTEE
  NOT A DEPOSIT       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

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LETTER FROM THE CHAIRMAN

DEAR CONTRACT OWNERS,

We believe that bottom-up fundamental research is the best means of achieving superior long-term investment performance. When you're managing billions of dollars for investors, we think you have an obligation to have in-depth, firsthand knowledge of every company owned, anywhere in the world.

MFS has structured its equity and fixed-income investment teams to capitalize on the strength of its investment process and the global reach of analysts based around the world. The global research team is composed of 45 equity research analysts, 27 based in the United States and 18 based abroad, and 26 credit research analysts. Each analyst is assigned one or more specific industries and then charged with identifying the most attractive investment ideas within these industries. The U.S. and non-U.S. equity research analysts are unified into one team that emphasizes a collaborative process in analyzing securities around the globe. Credit analysts also share their expertise in each segment of the fixed-income market and work as part of the same team ensuring that every member has access to information that may have a material effect on their investment decisions. As MFS(R) continues to grow and as markets become more complex, we believe this structure will enable the firm to maintain a consistent investment process with the goal of providing strong, long-term investment performance across market capitalizations, investment disciplines, and country borders for investors.

THINKING GLOBALLY

More companies than ever compete globally and, therefore, we must make investment decisions knowing what is occurring outside of a company's local market. This trend plays to the strength of MFS' environment of collaboration between research analysts and portfolio managers around the globe. The analysts know the most details about individual companies in specific industries and geographic regions. The portfolio managers have broader, cross-industry insights and a wider perspective on companies and industries. The goal is to make sure those two sets of perspectives coordinate and work well together. As the world's markets become more interdependent, we believe this collaborative environment allows MFS to produce solid investment ideas for our portfolios.

BUILDING A NETWORK

Simply put, we believe this structure assures that the analysts maintain their peripheral vision rather than become too immersed in a specific segment of the market. We do not believe that analysts and portfolio managers -- no matter how talented they may be -- can succeed by working in a vacuum. Through the latest technology available, the entire MFS research team meets frequently via video and telephone teleconferences, e-mail, and PDAs (personal digital assistants). When MFS hires new analysts, the firm requires them to spend an average of one year in Boston to learn the company's culture and to build relationships with their peers. This interaction among the analysts fosters a collaborative process that we believe is essential to deliver investment performance for our investors. The analysts work out of four research offices in Boston, London, Singapore, and Tokyo, and are assigned to specific regions and industries. They meet regularly with their colleagues to discuss world trends affecting the companies they cover.

In addition, the equity and fixed-income analysts often visit company managements as a team. This collaboration is vital because of the different perspectives they bring to their analysis. Because a company's stock price has tended to follow its earnings over time, the equity research analysts tend to focus on gauging earnings potential, a company's position within its industry, and its ability to grow its market share. Conversely, the firm's fixed-income analysts will look at stability of a company's cash flow, the value of its assets, and its capital structure to gauge whether the company can generate enough free cash flow to pay off its debt. As a result of their collaboration, we believe we're able to obtain a more complete view of a company.

WORKING TOGETHER

Portfolio managers also work closely with the analysts to select the most appropriate securities for their portfolios from the various recommendations made by the analysts. Opinions are exchanged and ideas are challenged so that each member of the team is involved in our investment process. In fact, the portfolio managers will be the first ones to tell you that many of their best ideas start with the research analysts. We believe our collaborative approach also provides us with an effective way to assess risk. The portfolio managers are not discouraged from taking on an appropriate level of risk; however, we have rigorous guidelines to assure that the level of risk is measured and monitored and consistent with the investment philosophies of each of our portfolios. All told, this culture empowers the members of the investment team to continue to do their best work and allows them to make better investment decisions.

As always, we appreciate your confidence in MFS and Sun Life, and we welcome any questions or comments you may have.

Respectfully,


/s/ C. James Prieur

C. James Prieur
Chairman of the MFS(R)/Compass Variable Account

July 21, 2003

The opinions expressed in this letter are those of C. James Prieur, and no forecasts can be guaranteed.

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MARKET ENVIRONMENT DURING THE PERIOD

GLOBAL STOCK MARKETS RALLIED

During the first half of 2003, investors enjoyed better results than they had experienced in several years. Nearly all asset classes showed positive performance for the period, and a second-quarter rally gave investors in U.S. and overseas stock markets their best quarter in many years.

Looking at the global economy, however, we did not see much hard evidence that economic factors -- such as unemployment, consumer spending, or business investment -- had improved dramatically since the beginning of the year. In our view, the market rally seemed largely based on a combination of relief, hope, earnings improvement, and low interest rates: relief that both the conflict in Iraq and the SARS outbreak had been contained; hope for stronger economic numbers in the second half of 2003; first-quarter corporate earnings reports that were somewhat stronger than expected; and interest rates so low that investors sought out riskier asset classes -- such as stocks -- that offered potentially higher returns.

FIXED-INCOME INVESTORS SOUGHT OUT HIGHER-YIELDING BONDS

During the six-month period ended June 30, events that influenced U.S. and international fixed-income markets included U.S. mortgage rates that fell to near 40-year lows, a weak U.S. dollar relative to foreign currencies, and interest rate cuts by the U.S. Federal Reserve Board, the Bank of England, and the European Central Bank (ECB).

Investors showed reinvigorated interest in U.S. corporate bonds of all quality levels. In our view, that interest was sparked by the historically low yields offered by U.S. Treasury securities, improvement in the balance sheet quality of corporate issuers, and increased investor confidence. Low yields on U.S. Treasury securities made higher-yielding corporate issues more attractive to investors, in our opinion. (The principal value and interest on U.S. Treasury securities is guaranteed by the U.S. Government if held to maturity.) High-grade corporate bonds performed well for the period, but they were well behind the strong results achieved by high-yield corporate issues. The period was marked by near-record inflows into the high-yield sector at a time when there was only a modest supply of new high-yield issues available. The result of this supply/demand imbalance was significant appreciation in high-yield bond prices overall.

Although interest rates offered by overseas government bonds declined during the six-month period, the rates of return they offered were generally higher than those of U.S. Treasuries throughout the period. Emerging market bonds were among the top international performers because of the attractive yields they offered and the generally improving credit quality in developing nations.

MANAGEMENT REVIEWS

CAPITAL APPRECIATION VARIABLE ACCOUNT

For the six months ended June 30, 2003, the Compass 2 account provided a total return of 15.36%, the Compass 3 account provided a total return of 15.30%, and the Compass 3 -- level 2 account provided a total return of 15.38 %. These returns, which include the reinvestment of any dividends and capital gains distributions, compare with a return of 13.09% over the same period for the account's benchmark, the Russell 1000 Growth Index, which measures the performance of large-cap U.S. growth stocks.

PERFORMANCE CONTRIBUTORS

Leisure, health care, and consumer staples were the account's best-performing sectors over the period. Strength among leisure holdings came from a variety of areas. Satellite broadcaster EchoStar grew its customer base while lowering the cost of adding new subscribers and controlling customer turnover. Cendant's various travel-related businesses rebounded as fighting in Iraq subsided. USA Interactive (which changed its name to InterActiveCorp during the period) consolidated its corporate structure by buying the stock it did not already own in subsidiaries TicketMaster, Expedia, and Hotels.com. We believe those actions set the course for potential future growth opportunities. Cable giant Comcast also delivered strong performance. The company made good progress in integrating its AT&T Broadband acquisition, and that progress boosted results from operations.

Within health care, performance was helped by our positioning among health care service providers. Rising drug costs highlighted the value of pharmacy benefit managers -- firms that help other companies lower the cost of providing prescription drug benefits to employees. Our holdings in this industry included Express Scripts and Caremark.

Elsewhere in health care, positions in biotechnology firms boosted returns. Genentech shares climbed dramatically following the release of favorable test results for the company's colon cancer product, Avastin. It is hoped that this compound may be the first of a new generation of medications designed to combat cancer by cutting off blood supply to tumors. Our position in Amgen rose as the company successfully launched three new products. Avoiding HCA, a hospital firm whose stock declined over the period, also helped the portfolio's relative performance.

The account's underweighting in the consumer staples sector helped performance as the market, in our view, rotated away from consumer staples issues to favor stocks that were seen as more aggressive issues. Especially during the second-quarter market rally, the portfolio benefited from not owning familiar names such as Coca Cola and Sara Lee -- stocks that we felt did not fit our growth strategy and that, in fact, underperformed over the period, relative to the Russell Index.

In addition, a cash settlement from a class-action lawsuit contributed to performance over the period. The account was a participant in a suit against Cendant related to alleged accounting fraud that was uncovered in 1998, after Cendant was formed by the merger of HFS and CUC International. The account had owned both HFS and CUC, and then Cendant, during the merger period. Along with other participants in the lawsuit, the portfolio suffered losses on Cendant stock in 1998.

PERFORMANCE DETRACTORS

A number of holdings in the business services arena failed to meet our expectations over the period. Chief among these was

                                        2
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Automatic Data Processing (ADP). The company had previously dealt with a weak environment -- soft demand for its payroll and financial services trade processing services -- by cutting costs. In March of 2003, however, ADP management signaled that they would add back some incremental expenses and take some other actions that we felt could dampen future earnings growth. The stock fell on the news of the change in strategy, and we sold our position.

Elsewhere in business services, Affiliated Computer Services stock declined as the firm's business in information technology (IT) outsourcing was hurt by weak overall corporate spending. Our positions in transaction processor Concord EFS and consulting firm Accenture also declined over the period. All three stocks were sold out of the portfolio by period-end.

Positioning among industrial goods and services firms also detracted from relative performance. Our holding in Northrop Grumman declined as a number of one-time charges masked otherwise good operating performance. The portfolio's underweighting in General Electric also held back relative results as GE outperformed during the period.

Although several of our technology holdings were strong performers -- such as storage provider VERITAS Software and chip maker Analog Devices -- our overall performance in the sector slightly lagged our benchmark. Relative results were held back by our underweighting in semiconductor firm Intel, which rose strongly over the period, and by our holdings in software firms Network Associates and PeopleSoft, which declined. PeopleSoft and Intel were not in the portfolio at period-end.

Stock selection among retailers also hurt relative performance. Our chief detractor in the sector was Kohl's, whose sales results were below expectations.

GLOBAL GOVERNMENTS VARIABLE ACCOUNT

For the six months ended June 30, 2003, the Compass 2 account provided a total return of 7.70%, the Compass 3 account provided a total return of 7.62%, and Compass 3 -- level 2 account provided a total return of 7.70%. These returns, which include the reinvestment of any dividends and capital gains distributions, compares with a return of 7.11% over the same period for the account's benchmark, the Salomon Brothers World Government Bond Index. The Salomon Brothers World Government Bond Index measures the government bond markets around the world.

A BOND-FRIENDLY ENVIRONMENT

The global environment in the first half of 2003 was characterized by weak economic activity and swings in risk aversion, particularly during the period surrounding the U.S. intervention in Iraq. These factors contributed to a bond-friendly environment as central banks in nearly all major economies responded to low-growth, low-inflation conditions with loose monetary policies.

The dollar was generally weak against most major currencies over this period. The large U.S. current account deficit -- equivalent to 5% of the GDP (gross domestic product) and trending higher -- proved to be a powerful depreciating force on the dollar. It declined nearly 10% against the euro for the period. Greater dollar weakness was exhibited against some of the "dollar bloc" currencies, particularly the Canadian and Australian dollars. Japanese official intervention tempered the appreciation of the yen.

Tentative signs of an uptick in global activity began to reverse some of these bond and currency movements as we opened the second half.

KEY CONTRIBUTORS TO PERFORMANCE

The portfolio benefited from a significant overweight position relative to its benchmark in Euro-bloc bonds. Attractive yields in Europe and the modest compression of their spread over U.S. Treasuries contributed to their relative outperformance. The portfolio's overweighted exposure to the euro was an additional contributor to outperformance. More recently, we have taken profits and reduced our euro currency position (while maintaining an overweight position in Euro-bloc bonds). The series' overweight bond and currency positions in Canada helped performance as did the bond positions in New Zealand and currency positions in Australia.

KEY DETRACTORS TO PERFORMANCE

Although the portfolio outperformed its benchmark, we could have done a better job against the U.S. component of the index. Our concerns regarding the relative "richness" of the U.S. Treasury market (particularly in relation to Europe) resulted in our underweighting the U.S. market prematurely. This positioning detracted somewhat from performance in the period. In addition, our underweighting in U.K. gilts and the Swiss franc were modest detractors from performance.

GOVERNMENT SECURITIES VARIABLE ACCOUNT

For the six months ended June 30, 2003, the Compass 2 account provided a total return of 2.07%, the Compass 3 account provided a total return of 2.02%, and the Compass 3 -- level 2 account provided a total return of 2.10%. These returns, which include the reinvestment of any dividends and capital gain distributions, compares with a return of 2.61% over the same period for the account's benchmark, the Lehman Brothers Government/Mortgage Index (the Lehman Index).
The Lehman Index measures the performance of the government and mortgage securities markets.

A TURBULENT YIELD ENVIRONMENT

Global economic weakness, the U.S./Iraq war, and weaker-than-expected growth in U.S. gross domestic product contributed to a general decline in interest rates. During the first six months of 2003, the fixed-income markets continued to react to mixed economic signals and growing evidence of the U.S. Federal Reserve Board's (the Fed's) concerns about possible deflation. Investors took the Fed's mention in May of the possibility of "an unwelcome substantial fall in inflation," I.E., deflation, to mean that short-term rates would remain low for the foreseeable future. As a result, they drove interest rates on longer-term bonds to their lowest levels since the 1950s and triggered a rally in bond prices. The yield on 10-year Treasuries fell from 3.85% on May 1 to 3.1% by June 13.

As yields fell and prices rose, Fed watchers began predicting that the Fed would cut rates 0.50% at its Open Market Committee meeting on June 25. They were disappointed by a cut of only 0.25%. Five days later, on June 30, the yield on the 10-year Treasury had risen to 3.51% and prices had fallen back to earlier levels.

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DETRACTORS AND CONTRIBUTORS TO ACCOUNT PERFORMANCE

U.S. Treasury securities posted lackluster returns throughout the period due in part to volatility in the Treasury market. Holdings of premium coupon mortgage-backed securities experienced prepayments throughout the period and dampened returns for the six months ended June 30. However, the account's lower coupon mortgage-backed securities performed slightly better over the period.

Performance from the account's government agency positions surpassed Treasury results, particularly Small Business Administration (SBA) and Financing Corporation (FICO) holdings. (FICO was formed in the late 1980s by the Federal Home Loan Bank Board to help rescue thrift institutions.) Issues from these two agencies are less liquid than other agency securities and are traded less frequently. As a consequence, SBA and FICO issues provide a slight yield advantage over other federal agency paper.

HIGH YIELD VARIABLE ACCOUNT

For the six months ended June 30, 2003, the Compass level 2 account provided a total return of 10.62%, the Compass level 3 account provided a total return of 10.57%, and the Compass 3 -- level 2 account provided a total return of 10.65%. These returns, include the reinvestment of any dividends and capital gains distributions and compares with returns over the same period of 18.49% and 15.74%, respectively, for the account's benchmarks, the Lehman Brothers High Yield Index (the Lehman Index) and the Lipper High Current Yield Index (the Lipper Index). The Lehman Index measures the performance of the high-yield bond market. The Lipper Indices measure the performance of portfolios within their respective classifications and does not include mortality and expense risk charges.

DETRACTORS FROM PERFORMANCE

Overall, the portfolio's holdings were decidedly defensive relative to the high-yield market at large. While the series' defensiveness served investors well in recent years, it contributed to its underperformance during this period, as investors favored riskier options. The series continued to have significant underweight exposure relative to the benchmark to the wireline segment of the telecommunications industry, which still faced many fundamental challenges, including significant overcapacity. The series also had underweight exposure to the utilities sector, which proved to be one of the leaders of the high-yield rally during the period. In general, our strategy is to focus on credit issuers with improving fundamentals and to not take excessive risk. We continue to remain true to our discipline focus because we believe fundamentals drive performance over the long term.

CONTRIBUTORS TO PERFORMANCE

The rebound in the high-yield market was led by the telecommunications, utilities, and media sectors. While we were underweight in some of these sectors, or portions of them, we were able to strategically take advantage of the rally in the utilities sector and in the wireline segment of the telecommunications sector by choosing select names we felt were attractive from fundamental and valuation standpoints. Within our wireless telecom industry weighting, we favored select names with the ability to generate strong free cash flow.

We had overweight exposure to the media sector, where we also favored companies with the ability to generate strong free cash flow. Many of these were broadcasting companies, which have tended to benefit from an increase in advertising revenue in past economic recoveries.

MANAGED SECTORS VARIABLE ACCOUNT

For the six months ended June 30, 2003, the Compass level 2 account provided a total return of 12.32%, the Compass level 3 account provided a total return of 12.24%, and the Compass 3 -- level 2 account provided a total return of 12.32%. These returns, which include the reinvestment of any dividends and capital gains distributions, compares with a return of 13.09% over the same period for the account's benchmark, the Russell 1000 Growth Index (the Russell Index), which measures the performance of large-cap U.S. growth stocks. The account's return also compares to a return over the same period of 13.49% for the Russell 3000 Growth Index and 15.63% for the Lipper Multi-cap Growth Index. The Russell 3000 Growth Index measures the performance of U.S. growth stocks. The Lipper index does not include mortality and expense risk charges.

PERFORMANCE CONTRIBUTORS

Favorable stock selection in health care, consumer staples, and financial services supported relative performance. In health care, several of our biotechnology positions delivered robust results. Chief among these was Genentech, whose shares climbed dramatically following the release of favorable test results for Avastin, the company's experimental colon cancer drug. It is hoped that the compound may be the first of a new generation of medications designed to combat cancer by cutting off blood supply to tumors. Our position in Amgen rose as the company successfully launched three new products, and Genzyme stock benefited when the firm won FDA approval for two new drugs. Avoiding some disappointing names in the health care sector -- including Tenet Healthcare and HCA -- also helped the portfolio's relative performance.

The account's underweighting in the consumer staples sector helped performance, particularly during the second-quarter market rally. While familiar names such as Coca Cola -- which we did not own -- and Procter & Gamble finished the period higher, their performance lagged the Russell Index.

Stock selection among financial services concerns also helped results during the period. In particular, the portfolio's focus on capital-markets-sensitive franchises such as Citigroup, Merrill Lynch, and Goldman Sachs helped performance as bond spreads narrowed, trading volumes rose, and underwriting activity showed signs of renewed life.

Individual stocks in other areas also helped performance. Our position in retailer Home Depot, for example, reaped rewards as that company showed progress in improving sales and controlling expenses. In the leisure sector, USA Interactive (which changed its name to InterActiveCorp over the period) consolidated its corporate structure by buying the stock it did not already own in subsidiaries TicketMaster, Expedia, and Hotels.com. The stock rose as, we believe, those actions set the course for potential future growth opportunities.

PERFORMANCE DETRACTORS

A number of holdings in the business services arena failed to meet our expectations over the period. Chief among these was Automatic Data Processing
(ADP). The company had previously dealt with a weak environment -- soft demand for its payroll and financial services trade processing services -- by cutting costs. In

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March of 2003, however, ADP management signaled that they would add back some incremental expenses and take some other actions that we felt could dampen future earnings growth. The stock fell on the news of the change in strategy, and we sold our position.

Elsewhere in business services, Affiliated Computer Services stock declined as the firm's business in information technology (IT) outsourcing was hurt by weak overall corporate spending and it was eliminated from the portfolio.

Positioning among industrial goods and services firms also detracted from relative performance. Our holding in Northrop Grumman declined as a number of one-time charges masked otherwise good operating performance. The portfolio's underweighting in General Electric also held back relative results as GE outperformed during the period.

Stock selection among retailers also hurt relative performance. Our chief detractor in the sector was Kohl's, whose sales results were below expectations.

Despite the fact that several of our technology holdings were strong performers -- such as storage provider VERITAS Software and chip maker Analog Devices -- our overall positioning in the sector detracted from results. Performance was held back by our underweighting in semiconductor firms in general and Intel in particular, which outperformed during the period. Elsewhere in technology, our holdings in software firms Network Associates and PeopleSoft traded lower as those firms reduced future earnings projections.

NOTES TO CONTRACT OWNERS:

EFFECTIVE AUGUST, 2002, A TEAM COMPOSED OF MARGARET W. ADAMS, S. IRFAN ALI, JOHN
E. LATHROP, AND STEPHEN PESEK BECAME THE MANAGEMENT TEAM OF THE PORTFOLIO. TONI
Y. SHIMURA IS NO LONGER A MANAGER OF THE PORTFOLIO.

EFFECTIVE MAY 21, 2003, THE RUSSELL 1000 GROWTH INDEX REPLACED THE RUSSELL 3000 GROWTH INDEX AS THE BENCHMARK OF THE ACCOUNT. WE BELIEVE THE RUSSELL 1000 GROWTH INDEX MORE ACCURATELY REFLECTS THE PORTFOLIO'S INVESTMENT DISCIPLINE, OFFERING INVESTORS A MORE RELIABLE OBJECTIVE MEASURE OF THE ACCOUNT'S PERFORMANCE.

MONEY MARKET VARIABLE ACCOUNT

For the six months ended June 30, 2003, the Compass level 2 account provided a total return of (0.28%), the Compass level 3 account provided a total return of (0.33%), and the Compass 3 -- level 2 account provided a total return of (0.25%). These returns, include the reinvestment of any distributions and compares with a 0.26% return for the average money market portfolio tracked by Lipper Inc., an independent firm that tracks portfolio performance which does not consider mortality and expense risk charge.

A FAIRLY STABLE INTEREST RATE ENVIRONMENT

During the period, there was tremendous uncertainty within the marketplace as well as the geopolitical arena. High levels of jobless claims, volatile energy prices, and the war in Iraq all contributed to restrained business and consumer spending.

The U.S. Federal Reserve Board (the Fed) held short-term interest rates steady from January 1, 2003 through June 24. However, on June 25, the Fed cut the federal funds rate by 0.25% to 1.00%. The quarter of a percent reduction was less than the 0.50% that some investment professionals had anticipated. The smaller cut was viewed by many as a sign of optimism by the Fed. In fact, the Fed stated in its release that accompanied the cut, "Recent signs point to a firming in spending, markedly improved financial conditions, and labor and product markets that are stabilizing."

Results for the account were negative due to the additional Sun Life charges which are seperate from and in addition to the management fee. Consequently, we concentrated portfolio investments in high-quality commercial paper and asset-backed commercial paper. These short-term obligations typically yielded three to five basis points (0.03% to 0.05%) more than discount agency paper of similar maturity. On June 30, 2003, approximately 83% of the portfolio was invested in commercial paper and asset-backed commercial paper. The balance of the portfolio was invested in U.S. government and government guaranteed issues.

LIMITED SUPPLY OF COMMERCIAL PAPER

The precarious nature of the economy caused companies to cut costs by reducing overhead, cutting the size of their workforce, and pulling back on merger and acquisition activity. As a result, companies had less need to finance debt through the commercial paper market, and supplies of commercial paper became limited. However, demand for all types of high-quality short-term debt, including commercial paper, was strong throughout the six-month reporting period.

Constricted supply and continued demand caused the money market yield curve to flatten. Investors were unable to earn additional yield by investing in instruments of longer maturities. Given the flattened yield curve, we saw no compelling argument to invest in longer maturities. Until the Fed's interest rate cut in June, we had targeted an average maturity for the portfolio at about 50 days. After the cut, we revised our target maturity downward to 40 to 45 days.

COMMITMENT TO QUALITY

Regardless of market or economic conditions, we will maintain the portfolio's high quality as we focus on the account's objectives of income, capital preservation, and liquidity.

TOTAL RETURN VARIABLE ACCOUNT

For the six months ended June 30, 2003, the Compass level 2 account provided a total return of 7.42%, the Compass level 3 account provided a total return of 7.35%, and the Compass 3 -- level 2 account provided a total return of 7.42%. These returns, which include the reinvestment of any capital gains and dividend distributions, compares with returns of 11.75% and 3.93%, respectively, for the account's benchmarks, the Standard & Poor's 500 Stock Index and the Lehman Brothers Aggregate Bond Index. The S&P 500 is a commonly used measure of the broad stock market. The Lehman Index is a measure of the U.S. bond market.

SLOW AND STEADY

The account recorded positive relative performance for the period, although it trailed the S&P 500. We believe that a major reason for the account's underperformance was its conservative positioning in both the equity and fixed-income portions, which has been our long-term strategy regardless of current economic or market conditions. It also diversifies to reduce portfolio volatility.

As a result of being a value investor, the account is typically underweighted in such sectors as technology and retail, both of which rebounded during the period.

The stocks that performed the best were the higher quality and higher volatility stocks that had depreciated significantly during

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the bear market. Prices of higher-quality, lower-risk stocks rose also, but not as much their more aggressive counterparts. As a result, our emphasis on quality somewhat held back the account's investment performance relative to its stock benchmark.

SOLID CONTRIBUTIONS FROM UTILITIES & COMMUNICATIONS STOCKS

For the period, the account's overweighted stock holdings in utilities & communications helped performance. The two standouts in the utilities & communications sector were AT&T Wireless and Calpine Corp. Calpine, which owns power generating plants and acts as a power merchant, had suffered from weak power demand and concern that it wouldn't meet its debt obligations. As concerns about the company's liquidity dissipated, the stock price rose.

Stock selection among energy stocks also contributed to the account's performance as many oil producing and oil service companies benefited from the continued high price of oil and natural gas, including Occidental Petroleum.

There were bright spots in the retail sectors as well. Shares of Sears reacted very positively to the announcement that it would be selling its credit card portfolio, thereby eliminating a major concern of investors and highlighting the stock's attractive price.

Comcast exceeded investor expectations for new subscriber additions and started to reap benefits from its acquisition of AT&T Broadband. Both developments contributed to higher stock prices.

HEALTH CARE DISAPPOINTING

Health care stock holdings disappointed during the period, including Schering Plough. Its stock price declined sharply because of announcements of lower earnings, investigations of shareholder reporting practices, and marketing difficulties with a prescription allergy drug.

The account's overweighted position in AT&T Corp. also hurt performance during the period. At the end of last year, AT&T appeared ready to turn a corner. However, pricing for the company's long distance service continues to be weak and competition remains fierce. As a result, expectations of future earnings were reduced and AT&T's stock price fell.

FIXED-INCOME PERFORMANCE

Generally, the account likes to keep 40% to 45% of the portfolio invested in bonds. Because of the stock market improvement during the period, we kept the portfolio at the lower end of the range.

Our bond holdings contributed significantly to the account's performance by providing income and a measure of stability to the overall portfolio. We had trimmed our U.S. Treasury position in favor of corporate bonds because we felt that corporate bonds were attractively priced and offered better yields. (The principal value and interest on U.S. Treasury securities are guaranteed by the U.S. government if held to maturity.)

During the period, interest rates fell to new 40-year lows and investor demand for the higher yields corporate bonds offer relative to government bonds drove corporate bond prices higher. Despite the rally we've experienced in the corporate bond market over the last several months, we believe there continue to be many companies with strong balance sheets whose bonds trade at attractive valuations. However, in this environment performance will be more bond-specific, therefore, we believe research into individual issuers will be more crucial to investment results.

                                   ----------

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolios are actively managed, and current holdings may be different.

It is not possible to invest directly in an index.

INVESTMENT OBJECTIVES AND POLICIES

Variable annuities are designed for long-term retirement investing; please see your investment professional for more information.

The key risks listed may increase unit price volatility. See the prospectus for further information on these and other risk considerations.

CAPITAL APPRECIATION VARIABLE ACCOUNT (CAVA) seeks to maximize capital appreciation by investing in securities of all types, with a major emphasis on common stocks. Investments in foreign and/or emerging markets securities involves risks relating to interest rates, currency-exchange-rates, economic, and political conditions.

GLOBAL GOVERNMENTS VARIABLE ACCOUNT (GGVA) seeks moderate current income and preservation and growth of capital by investing in a portfolio of U.S. and foreign government and government-related securities. Investments in foreign and/or emerging market securities involves risks relating to interest rates, currency-exchange-rates, economic, and political conditions. Because the portfolio may invest in a limited number of companies, a change in one security's value may have a more significant effect on the portfolio's value. The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than those of other fixed income securities. The portfolio may invest a substantial amount of its assets in issuers located in a single country or in a limited number of countries and therefore is more susceptible to adverse economic, political, or regulatory developments affecting those countries.

GOVERNMENT SECURITIES VARIABLE ACCOUNT (GSVA) seeks current income and preservation of capital by investing in U.S. government securities. Government guarantees apply to the underlying securities only and not to the prices and yields of the portfolio. The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may Increase or decrease more than those of other fixed income securities. Government guarantees apply to underlying securities only and not to the prices and yields of the portfolio.

HIGH YIELD VARIABLE ACCOUNT (HYVA) seeks high current income and capital appreciation by investing primarily in fixed-income securities of U.S. and foreign issuers that may be in the lower-rated categories or unrated and may include equity features. Investments in foreign and/or emerging markets securities involves risks relating to interest rates, currency-exchange-rates, economic, and political conditions. Investments in high yield and lower-rated securities may provide greater returns but may have greater-than-average risk. Because, the portfolio invests in a limited number of companies, a change in one security's value may have a more significant effect on the portfolio's value.

MANAGED SECTORS VARIABLE ACCOUNT (MSVA) seeks capital appreciation by varying the weighting of its portfolio among 13 industry sectors. Investments in foreign and/or emerging market securities involves risks relating to interest rates, currency-exchange-rates, economic, and political conditions. The portfolio focuses on companies in a limited number of sectors, making it more susceptible to adverse economic, political, or regulatory developments affecting those sectors than a portfolio that invests more broadly. When concentrating on one issuer, the portfolio is sensitive to changes in the value of their securities. These risks may increase unit price volatility. See the prospectus for details.

MONEY MARKET VARIABLE ACCOUNT (MMVA) seeks maximum current income to the extent consistent with stability of principal by investing exclusively in money market instruments maturing in less than 13 months. Government guarantees apply to the underlying securities only and not to the prices and yields of the portfolio. Investments in the portfolio are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment, it is possible to lose money by investing in the portfolio. The portfolio's yield will fluctuate with changes in market conditions.

TOTAL RETURN VARIABLE ACCOUNT (TRVA) seeks to provide above-average income (compared to a portfolio entirely invested in equity securities), consistent with prudent employment of capital; its secondary objective is to take advantage of opportunities for growth of capital and income. Investments in foreign and/or emerging markets securities involves risks relating to interest rates, currency-exchange-rates, economic, and political conditions. Investments in high yield and lower-rated securities may provide greater returns but may have greater-than-average risk.

SIX MONTHS PERFORMANCE THROUGH JUNE 30, 2003

                          COMPASS 2    COMPASS 3    COMPASS 3 -
                           (U.S.)        (U.S.)    LEVEL 2 (U.S.)
                          ---------    ---------   --------------
Capital Appreciation        15.36%       15.30%         15.38%
   Variable Account

Global Governments           7.70%        7.62%          7.70%
   Variable Account

Government Securities        2.07%        2.02%          2.10%
   Variable Account

High Yield Variable         10.62%       10.57%         10.65%
   Account

Managed Sectors Variable    12.32%       12.24%         12.32%
   Account

Money Market Variable       (0.28)%      (0.33)%        (0.25)%
   Account

Total Return Variable        7.42%        7.35%          7.42%
   Account

THESE PERFORMANCE RESULTS REFLECT ANY APPLICABLE CONTRACT OR SURRENDER CHARGES.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT www.mfs.com FOR MORE PERFORMANCE RESULTS.

PORTFOLIO OF INVESTMENTS (Unaudited)-- June 30, 2003
CAPITAL APPRECIATION VARIABLE ACCOUNT
STOCKS -- 96.9%

ISSUER                                                          SHARES         VALUE
U.S. STOCKS -- 89.1%
ADVERTISING & BROADCASTING -- 0.5%
Lamar Advertising Co., "A"*                                       41,660   $    1,466,849
                                                                           --------------
AEROSPACE -- 1.4%
Lockheed Martin Corp.                                             63,600   $    3,025,452
Northrop Grumman Corp.                                            13,570        1,170,955
                                                                           --------------
                                                                           $    4,196,407
                                                                           --------------
BIOTECHNOLOGY -- 5.8%
Abbott Laboratories, Inc.                                        115,600   $    5,058,656
Amgen, Inc.*                                                     100,140        6,653,302
Biogen, Inc.*                                                     48,700        1,850,600
Genentech, Inc.*                                                  34,300        2,473,716
Gilead Sciences, Inc.*                                            22,600        1,256,108
                                                                           --------------
                                                                           $   17,292,382
                                                                           --------------
BUSINESS MACHINES -- 2.0%
International Business Machines Corp.                             72,100   $    5,948,250
                                                                           --------------
BUSINESS SERVICES -- 2.9%
Apollo Group, Inc.*                                               19,200   $    1,185,792
BISYS Group, Inc.*                                               116,190        2,134,410
DST Systems, Inc.*                                                41,300        1,569,400
First Data Corp.                                                  75,940        3,146,954
Thermo Electron Corp.*                                            28,400          596,968
                                                                           --------------
                                                                           $    8,633,524
                                                                           --------------
COMPUTER HARDWARE -- SYSTEMS -- 1.3%
Dell Computer Corp.*                                             126,120   $    4,030,795
                                                                           --------------
COMPUTER SOFTWARE -- 1.4%
Oracle Corp.*                                                    350,318   $    4,210,822
                                                                           --------------
COMPUTER SOFTWARE-- PERSONAL COMPUTERS-- 3.9%
Microsoft Corp.                                                  455,020   $   11,653,062
                                                                           --------------
COMPUTER SOFTWARE -- SERVICES -- 3.2%
SunGard Data Systems, Inc.*                                      136,530   $    3,537,492
VERITAS Software Corp.*                                          210,910        6,046,790
                                                                           --------------
                                                                           $    9,584,282
                                                                           --------------
COMPUTER SOFTWARE -- SYSTEMS -- 0.5%
Network Associates, Inc.*                                        112,300   $    1,423,964
                                                                           --------------
CONGLOMERATES -- 3.0%
General Electric Co.                                             182,230   $    5,226,357
Tyco International Ltd.                                          194,800        3,697,304
                                                                           --------------
                                                                           $    8,923,661
                                                                           --------------
CONSUMER GOODS & SERVICES -- 3.7%
Avon Products, Inc.                                               61,060   $    3,797,932
Gillette Co.                                                      46,260        1,473,844
Kimberly-Clark Corp.                                              29,020        1,513,103
Newell Rubbermaid, Inc.                                           43,400        1,215,200
Procter & Gamble Co.                                              34,200        3,049,956
                                                                           --------------
                                                                           $   11,050,035
                                                                           --------------
ELECTRONICS -- 3.5%
Analog Devices, Inc.*                                            118,290   $    4,118,858
Linear Technology Corp.                                           54,260        1,747,714
Maxim Integrated Products, Inc.                                   53,390        1,825,404
Microchip Technology, Inc.                                        35,800          881,754
Novellus Systems, Inc.*                                           25,370          929,075
Texas Instruments, Inc.                                           57,500        1,012,000
                                                                           --------------
                                                                           $   10,514,805
                                                                           --------------
ENTERTAINMENT -- 6.2%
AOL Time Warner, Inc.*                                           291,310   $    4,687,178
Clear Channel Communications, Inc.*                              112,636        4,774,640
Liberty Media Corp., "A"*                                        142,900        1,651,924
Viacom, Inc., "B"*                                               141,243        6,166,669
Walt Disney Co.                                                   73,100        1,443,725
                                                                           --------------
                                                                           $   18,724,136
                                                                           --------------
FINANCIAL INSTITUTIONS -- 8.1%
American Express Co.                                              38,940   $    1,628,081
Citigroup, Inc.                                                  158,296        6,775,069
Fannie Mae                                                        81,100        5,469,384
Freddie Mac                                                       30,000        1,523,100
Goldman Sachs Group, Inc.                                         51,080        4,277,950
Merrill Lynch & Co., Inc.                                         95,850        4,474,278
                                                                           --------------
                                                                           $   24,147,862
                                                                           --------------
FINANCIAL SERVICES -- 1.8%
Mellon Financial Corp.                                           119,220   $    3,308,355
Northern Trust Corp.                                              29,500        1,232,805
T. Rowe Price Group, Inc.                                         22,800          860,700
                                                                           --------------
                                                                           $    5,401,860
                                                                           --------------
FOOD & BEVERAGE PRODUCTS -- 1.9%
Archer-Daniels-Midland Co.                                        43,200   $      555,984
PepsiCo, Inc.                                                    117,420        5,225,190
                                                                           --------------
                                                                           $    5,781,174
                                                                           --------------
FOREST & PAPER PRODUCTS -- 0.5%
International Paper Co.                                           40,430   $    1,444,564
                                                                           --------------
INDUSTRIAL GASES -- 0.5%
Praxair, Inc.                                                     25,390   $    1,525,939
                                                                           --------------
INSURANCE -- 1.9%
MetLife, Inc.                                                     75,790   $    2,146,373
Travelers Property Casualty Corp., "A"                           229,386        3,647,237
                                                                           --------------
                                                                           $    5,793,610
                                                                           --------------
INTERNET -- 1.3%
InterActiveCorp*                                                  67,200   $    2,659,104
Yahoo! Inc.*                                                      37,600        1,231,776
                                                                           --------------
                                                                           $    3,890,880
                                                                           --------------
MEDIA -- 0.2%
Westwood One, Inc.*                                               17,300   $      586,989
                                                                           --------------
MEDICAL & HEALTH PRODUCTS -- 2.7%
Baxter International, Inc.                                        44,300   $    1,151,800
Boston Scientific Corp.*                                          15,300          934,830
Caremark Rx, Inc.*                                                61,500        1,579,320
Medtronic, Inc.                                                   75,100        3,602,547
St. Jude Medical, Inc.*                                           12,700          730,250
                                                                           --------------
                                                                           $    7,998,747
                                                                           --------------
MEDICAL & HEALTH TECHNOLOGY SERVICES -- 2.7%
AmerisourceBergen Corp.                                           22,700   $    1,574,245
Express Scripts, Inc., "A"*                                       42,370        2,894,718
Guidant Corp.                                                     36,900        1,637,991
Health Management Associates, Inc., "A"                           60,100        1,108,845
Tenet Healthcare Corp.*                                           79,400          925,010
                                                                           --------------
                                                                           $    8,140,809
                                                                           --------------
OIL SERVICES -- 1.7%
Baker Hughes, Inc.                                                67,760   $    2,274,703
Schlumberger Ltd.                                                 61,100        2,906,527
                                                                           --------------
                                                                           $    5,181,230
                                                                           --------------
PHARMACEUTICALS -- 5.8%
Johnson & Johnson Co.                                             52,760   $    2,727,692
Pfizer, Inc.                                                     216,435        7,391,255
Schering Plough Corp.                                            200,400        3,727,440
Wyeth                                                             74,500        3,393,475
                                                                           --------------
                                                                           $   17,239,862
                                                                           --------------
PRINTING & PUBLISHING -- 1.7%
E.W. Scripps Co., "A"                                             15,770   $    1,399,114
New York Times Co., "A"                                           32,000        1,456,000
Tribune Co.                                                       47,300        2,284,590
                                                                           --------------
                                                                           $    5,139,704
                                                                           --------------
REAL ESTATE INVESTMENT TRUSTS -- 0.4%
Starwood Hotels & Resorts Co., "B"                                42,780   $    1,223,080
                                                                           --------------

ISSUER                                                          SHARES         VALUE
U.S. STOCKS -- continued
RESTAURANTS & LODGING -- 2.7%
Brinker International, Inc.*                                      58,890   $    2,121,218
Cendant Corp.*                                                   160,120        2,933,398
McDonald's Corp.                                                  79,900        1,762,594
Outback Steakhouse, Inc.                                          34,700        1,353,300
                                                                           --------------
                                                                           $    8,170,510
                                                                           --------------
RETAIL -- 8.7%
CVS Corp.                                                         97,510   $    2,733,205
Home Depot, Inc.                                                 199,560        6,609,427
Kohl's Corp.*                                                     73,890        3,796,468
Lowe's Cos., Inc.                                                 17,400          747,330
PETsMART, Inc.*                                                   43,300          721,811
Staples, Inc.*                                                    38,600          708,310
Target Corp.                                                     100,860        3,816,543
The TJX Cos., Inc.                                                93,400        1,759,656
Wal-Mart Stores, Inc.                                             66,190        3,552,418
Williams-Sonoma, Inc.*                                            52,600        1,535,920
                                                                           --------------
                                                                           $   25,981,088
                                                                           --------------
SPECIAL PRODUCTS & SERVICES -- 1.1%
3M Co.                                                            24,970   $    3,220,631
Career Education Corp.*                                            2,100          143,682
                                                                           --------------
                                                                           $    3,364,313
                                                                           --------------
TELECOMMUNICATIONS -- 1.3%
EchoStar Communications Corp., "A"*                              110,585   $    3,828,453
                                                                           --------------
TELECOMMUNICATIONS & CABLE -- 1.0%
Comcast Corp. "A"*                                               104,600   $    3,156,828
                                                                           --------------
TELECOMMUNICATIONS -- WIRELESS -- 0.8%
Sprint Corp. (PCS Group)*                                        416,900   $    2,397,175
                                                                           --------------
TELECOMMUNICATIONS -- WIRELINE -- 2.4%
Cisco Systems, Inc.*                                             430,800   $    7,190,052
                                                                           --------------
TRANSPORTATION -- 0.6%
Fedex Corp.                                                       30,500   $    1,891,915
                                                                           --------------
    Total U.S. Stocks                                                      $  267,129,618
                                                                           --------------
FOREIGN STOCKS -- 7.8%
BERMUDA -- 1.7%
Ace Ltd. (Insurance)                                              47,700   $    1,635,633
XL Capital Ltd., "A" (Insurance)                                  42,280        3,509,240
                                                                           --------------
                                                                           $    5,144,873
                                                                           --------------
CANADA -- 1.1%
Encana Corp. (Oils)                                               86,200   $    3,307,494
                                                                           --------------
GERMANY -- 1.1%
Bayerische Motoren Werke AG (Automotive)                          42,100   $    1,622,255
SAP AG (Computer Software -- Systems)                             15,200        1,795,587
                                                                           --------------
                                                                           $    3,417,842
                                                                           --------------
NETHERLANDS -- 0.7%
STMicroelectronics N.V. (Electronics)                            105,500   $    2,193,345
                                                                           --------------
SWITZERLAND -- 1.3%
Novartis AG (Medical & Health Products)                           94,000   $    3,727,730
                                                                           --------------
UNITED KINGDOM -- 1.9%
AstraZeneca Group PLC
  (Medical & Health Products)                                     69,400   $    2,787,485
Vodafone Group PLC
  (Telecommunications)*                                        1,128,025        2,209,449
Willis Group Holdings Ltd. (Insurance)                            17,400          535,050
                                                                           --------------
                                                                           $    5,531,984
                                                                           --------------
    Total Foreign Stocks                                                   $   23,323,268
                                                                           --------------
    Total Stocks (Identified Cost, $285,220,179)                           $  290,452,886
                                                                           --------------

SHORT-TERM OBLIGATIONS -- 2.7%

                                                        PRINCIPAL AMOUNT
ISSUER                                                    (000 OMITTED)         VALUE
Citigroup, Inc., due 7/01/03                            $          2,158   $    2,158,000
Federal National Mortgage Assn.,
  due 7/01/03                                                      1,875        1,875,000
General Electric Capital Corp., due 7/01/03                        3,962        3,962,000
                                                                           --------------
    Total Short-Term Obligations, at Amortized Cost                        $    7,995,000
                                                                           --------------
    Total Investments (Identified Cost, $293,215,179)                      $  298,447,886
                                                                           --------------
OTHER ASSETS,
  LESS LIABILITIES -- 0.4%                                                      1,151,025
                                                                           --------------
    Net Assets -- 100.0%                                                   $  299,598,911
                                                                           ==============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited)-- June 30, 2003
GLOBAL GOVERNMENTS VARIABLE ACCOUNT
BONDS -- 87.8%

                                                        PRINCIPAL AMOUNT
ISSUER                                                    (000 OMITTED)         VALUE
FOREIGN BONDS -- 64.3%
AUSTRALIA -- 0.5%
Commonwealth of Australia, 8.75s, 2008                  AUD           42   $       33,269
Commonwealth of Australia, 6.5s, 2013                                 46           34,366
                                                                           --------------
                                                                           $       67,635
                                                                           --------------
AUSTRIA -- 3.7%
Republic of Austria, 5.5s, 2007                         EUR          186   $      236,740
Republic of Austria, 5s, 2012                                         62           78,048
Republic of Austria, 4.65s, 2018                                     156          186,489
                                                                           --------------
                                                                           $      501,277
                                                                           --------------
BELGIUM -- 1.8%
Kingdom of Belgium, 3.75s, 2009                         EUR          142   $      168,247
Kingdom of Belgium, 5s, 2012                                          54           67,884
                                                                           --------------
                                                                           $      236,131
                                                                           --------------
CANADA -- 4.7%
Government of Canada, 5.5s, 2009                        CAD           81   $       64,462
Government of Canada, 5.25s, 2012                                    473          369,120
Government of Canada, 8s, 2023                                       194          195,587
                                                                           --------------
                                                                           $      629,169
                                                                           --------------
DENMARK -- 5.6%
Kingdom of Denmark, 7s, 2007                            DKK          863   $      155,450
Kingdom of Denmark, 6s, 2009                                         770          136,436
Kingdom of Denmark, 6s, 2011                                         100           17,925
Kingdom of Denmark, 5s, 2013                                       1,803          302,361
Realkredit Danmark, 4s, 2008 (Banks)                                 895          142,803
                                                                           --------------
                                                                           $      754,975
                                                                           --------------
FINLAND -- 4.2%
Republic of Finland, 2.75s, 2006                        EUR           29   $       33,654
Republic of Finland, 3s, 2008                                        165          189,848
Republic of Finland, 5.375s, 2013                                    268          346,523
                                                                           --------------
                                                                           $      570,025
                                                                           --------------
FRANCE -- 5.0%
Republic of France, 4.75s, 2007                         EUR           95   $      117,422
Republic of France, 4s, 2009                                         245          293,318
Republic of France, 4.75s, 2012                                       41           50,680
Republic of France, 5s, 2016                                          87          108,201
Republic of France, 6s, 2025                                          69           94,564
                                                                           --------------
                                                                           $      664,185
                                                                           --------------
GERMANY-- 5.5%
Federal Republic of Germany,
  4.75s, 2008                                           EUR          318   $      395,940
Federal Republic of Germany,
  4.5s, 2009                                                         167          205,293
Federal Republic of Germany,
  5.25s, 2010                                                        103          131,685
                                                                           --------------
                                                                           $      732,918
                                                                           --------------
IRELAND -- 4.7%
Republic of Ireland, 4.25s, 2007                        EUR          178   $      216,300
Republic of Ireland, 5s, 2013                                        139          174,594
Republic of Ireland, 4.6s, 2016                                      197          236,712
                                                                           --------------
                                                                           $      627,606
                                                                           --------------
ITALY -- 5.1%
Republic of Italy, 4.75s, 2013                          EUR          336   $      413,253
Republic of Italy, 5.25s, 2017                                       214          270,506
                                                                           --------------
                                                                           $      683,759
                                                                           --------------
MEXICO -- 0.4%
Pemex Project Funding Master Trust,
  8.625s, 2022 (Finance)                                $             43   $       49,127
                                                                           --------------
NETHERLANDS -- 4.6%
Kingdom of Netherlands, 5.75s, 2007                     EUR          103   $      130,969
Kingdom of Netherlands, 3.75s, 2009                                  124          146,332
Kingdom of Netherlands, 5s, 2012                                     269          337,577
                                                                           --------------
                                                                           $      614,878
                                                                           --------------
NEW ZEALAND -- 3.5%
Government of New Zealand, 7s, 2009                     NZD          397   $      254,899
Government of New Zealand,
  6.5s, 2013                                                         331          210,365
                                                                           --------------
                                                                           $      465,264
                                                                           --------------
NORWAY -- 1.4%
Kingdom of Norway, 5.5s, 2009                           NOK          431   $       63,487
Kingdom of Norway, 6s, 2011                                          439           66,425
Kingdom of Norway, 6.5s, 2013                                        406           64,117
                                                                           --------------
                                                                           $      194,029
                                                                           --------------
PORTUGAL -- 0.5%
Republic of Portugal, 5.45s, 2013                       EUR           52   $       67,332
                                                                           --------------
QATAR -- 0.3%
State of Qatar, 9.75s, 2030                             $             33   $       45,804
                                                                           --------------
SPAIN -- 8.0%
Kingdom of Spain, 6s, 2008                              EUR          472   $      612,529
Kingdom of Spain, 5.35s, 2011                                        283          364,411
Kingdom of Spain, 5.5s, 2017                                          74           96,733
                                                                           --------------
                                                                           $    1,073,673
                                                                           --------------
SWEDEN -- 1.8%
Kingdom of Sweden, 8s, 2007                             SEK          535   $       78,418
Kingdom of Sweden, 5.25s, 2011                                       745          100,113
Spintab AB, 5s, 2008
  (Banks & Credit Cos.)                                              500           65,438
                                                                           --------------
                                                                           $      243,969
                                                                           --------------
UNITED KINGDOM -- 3.0%
United Kingdom Treasury,
  7.25s, 2007                                           GBP          199   $      375,010
United Kingdom Treasury, 5.75s, 2009                                  17           30,915
                                                                           --------------
                                                                           $      405,925
                                                                           --------------
    Total Foreign Bonds                                                    $    8,627,681
                                                                           --------------
U.S. BONDS -- 23.5%
MUNICIPALS -- 4.8%
Cleveland, Ohio, 5.75s, 2012                            $            185   $      221,674
Dickson County, Tennessee, 5s, 2013                                  110          124,441
New Jersey St. Turnpike Authority Turnpike
  Rev., 6s, 2013                                                     145          176,375
Ocala, Florida Capital Improvements
  Rev., 5.25s, 2013                                                   50           58,352
University of California Rev., 5s, 2033                               65           67,702
                                                                           --------------
                                                                           $      648,544
                                                                           --------------
SUPRANATIONAL -- 0.3%
International Bank For Reconstruction &
  Development, 5s, 2006 (Banks)                         $             37   $       40,322
                                                                           --------------
U.S. GOVERNMENT AGENCIES -- 9.1%
Federal National Mortgage Assn.,
  1.75s, 2008                                           JPY      100,000   $      886,908
Federal National Mortgage Assn.,
  5.5s, 2017                                            $             36           37,194
                                                                           --------------
Federal National Mortgage Assn.,
  6.5s, 2031                                                          71           74,426
Federal National Mortgage Assn.,
  6.5s, 2032                                                          99          103,130
Federal National Mortgage Assn., 5.5s,
  2099 TBA                                                           115          119,181
                                                                           --------------
                                                                           $    1,220,839
                                                                           --------------

                                                        PRINCIPAL AMOUNT
ISSUER                                                    (000 OMITTED)         VALUE
U.S. BONDS -- continued
U.S. TREASURY OBLIGATIONS -- 9.3%
U.S. Treasury Bonds, 8s, 2021                           $             56   $       81,128
U.S. Treasury Notes, 2s, 2004                                        217          219,577
U.S. Treasury Notes, 3.5s, 2006                                      119          125,438
U.S. Treasury Notes, 3.375s, 2007                                     97          107,018
U.S. Treasury Notes, 6.125s, 2007 ###                                269          311,168
U.S. Treasury Notes, 4.25s, 2010                                     184          216,009
U.S. Treasury Notes, 4s, 2012                                        182          189,387
                                                                           --------------
                                                                           $    1,249,725
                                                                           --------------
    Total U.S. Bonds                                                       $    3,159,430
                                                                           --------------
    Total Bonds (Identified Cost, $10,785,337)                             $   11,787,111
                                                                           --------------

SHORT-TERM OBLIGATION -- 12.8%
Federal National Mortgage Assn.,
  due 7/01/03 at Amortized Cost                         $          1,726   $    1,726,000

CALL OPTIONS PURCHASED

                                                        PRINCIPAL AMOUNT
                                                          OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                      (000 OMITTED)
Euro/July/1.1516
  (Premiums Paid, $6,329)                               $            549   $        4,632
                                                                           --------------
    Total Investments (Identified Cost, $12,517,666 )                      $   13,517,743
                                                                           --------------
OTHER ASSETS,
  LESS LIABILITIES -- (0.6)%                                                      (87,152)
                                                                           --------------
    Net Assets -- 100.0%                                                   $   13,430,591
                                                                           ==============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2003
GOVERNMENT SECURITIES VARIABLE ACCOUNT
BONDS -- 97.5%

                                                        PRINCIPAL AMOUNT
ISSUER                                                    (000 OMITTED)         VALUE
UNITED STATES -- 97.5%
U.S. GOVERNMENT AGENCIES -- 69.7%
Aid to Israel, 6.6s, 2008                               $            985   $    1,103,024
Aid to Peru, 9.98s, 2008                                           1,001        1,195,942
Empresa Energetica Cornito Ltd.,
  6.07s, 2010                                                      2,999        3,306,397
Federal Home Loan Mortgage Corp.,
  2.875s, 2005                                                       637          655,817
Federal Home Loan Mortgage Corp.,
  4.25s, 2005                                                      2,040        2,151,427
Federal Home Loan Mortgage Corp.,
  2.25s, 2006                                                      1,415        1,434,310
Federal Home Loan Mortgage Corp.,
  7.5s, 2027                                                         427          454,979
Federal Home Loan Mortgage Corp.,
  7.5s, 2028                                                          28           29,335
Federal Home Loan Mortgage Corp.,
  6.5s, 2032                                                       4,570        4,755,927
Federal Home Loan Mortgage Corp.,
  5.5s, 2033                                                       1,850        1,908,390
Federal National Mortgage Assn., 5s,
  2018                                                             1,550        1,600,858
Federal National Mortgage Assn.,
  5.409s, 2020                                                         7            7,239
Federal National Mortgage Assn.,
  5.5s, 2017-2033                                                 11,923       12,296,076
Federal National Mortgage Assn.,
  6s, 2016-2032                                                   19,712       20,594,564
Federal National Mortgage Assn.,
  6.5s, 2005-2032                                                 14,719       15,383,300
Federal National Mortgage Assn.,
  7.5s, 2022-2031                                                  1,274        1,354,873
Federal National Mortgage Assn.,
  8.5s, 2007                                                          17           17,887
Federal National Mortgage Assn.,
  10s, 2018                                                          644          735,282
Financing Corp., 9.8s, 2018                                        1,290        2,029,938
Financing Corp., 10.35s, 2018                                      1,150        1,885,387
Government National Mortgage Assn.,
  6.5s, 2028                                                       1,970        2,071,009
Government National Mortgage Assn.,
  7.5s, 2032                                                         494          521,752
Government National Mortgage Assn.,
  11s, 2010-2019                                                     128          147,476
Government National Mortgage Assn.,
  12.5s, 2015                                                         21           24,925
Government National Mortgage Assn.,
  14s, 2014                                                            2            1,993
Resolution Funding Corp., 8.875s, 2020                             1,700        2,533,002
Small Business Administration,
  8.4s, 2007                                                          55           58,281
Small Business Administration,
  8.7s, 2009                                                         203          219,344
Small Business Administration,
  10.05s, 2009                                                        44           48,407
Small Business Administration,
  6.34s, 2021                                                        901        1,007,164
Small Business Administration,
  6.44s, 2021                                                        909        1,020,842
Small Business Administration,
  6.625s, 2021                                                       935        1,057,804
Small Business Administration,
  6.07s, 2022                                                        674          745,798
Student Loan Marketing Assn.,
  5.25s, 2006                                                      3,125        3,416,784

                                                        PRINCIPAL AMOUNT
ISSUER                                                    (000 OMITTED)         VALUE
UNITED STATES -- continued
U.S. GOVERNMENT AGENCIES -- continued
Tennessee Valley Authority 0s to 2012,
  8.25s to 2042                                         $          2,250   $    1,557,607
U.S. Department of Housing & Urban
  Development, 6.36s, 2016                                           500          576,900
U.S. Department of Housing & Urban
  Development, 6.59s, 2016                                         2,045        2,324,482
                                                                           --------------
    Total U.S. Government Agencies                                         $   90,234,522
                                                                           --------------
U.S. TREASURY OBLIGATIONS -- 27.8%
U.S. Treasury Bonds, 12.375s, 2004                      $            755   $      828,996
U.S. Treasury Bonds, 10.375s, 2012                                 1,800        2,397,726
U.S. Treasury Bonds, 12s, 2013                                     3,500        5,086,347
U.S. Treasury Bonds, 9.25s, 2016                                     129          197,516
U.S. Treasury Bonds, 0s, 2017                                      3,250        1,762,534
U.S. Treasury Bonds, 0s, 2023                                      1,877          714,949
U.S. Treasury Bonds, 6.875s, 2025                                    417          549,430
U.S. Treasury Bonds, 5.25s, 2028                                   1,186        1,291,026
U.S. Treasury Bonds, 6.125s, 2029                                    375          458,218
U.S. Treasury Bonds, 6.25s, 2030                                   2,914        3,627,703
U.S. Treasury Bonds, 3.375s, 2032                                    366          442,551
U.S. Treasury Notes, 3.25s, 2007                                   7,535        7,863,775
U.S. Treasury Notes, 3.375s, 2007                                  2,942        3,230,921
U.S. Treasury Notes, 4.75s, 2008                                   3,736        4,141,562
U.S. Treasury Notes, 5s, 2011                                      1,836        2,060,838
U.S. Treasury Notes, 3.625s, 2013                                  1,278        1,287,984
                                                                           --------------
                                                                           $   35,942,076
                                                                           --------------
    Total Bonds
      (Identified Cost, $120,096,718)                                      $  126,176,598
                                                                           --------------

SHORT-TERM OBLIGATION
Federal National Mortgage Assn.,
  due 7/01/03, at Amortized Cost                        $             59   $       59,000
                                                                           --------------

REPURCHASE AGREEMENTS -- 20.1%
Goldman Sachs, dated 06/30/03,
  due 07/01/03, total to be received
  $12,991,433 (secured by various U.S.
  Treasury and Federal Agency obligations
  in a jointly traded account), at Cost                 $         12,991   $   12,991,000
Merrill Lynch, dated 06/30/03, due 07/01/03,
  total to be received $12,991,415 (secured
  by various U.S. Treasury and Federal
  Agency obligations in a jointly traded
  account), at Cost                                               12,991       12,991,000
                                                                           --------------
    Total Repurchase Agreements, at Cost                                   $   25,982,000
                                                                           --------------
    Total Investments
      (Identified Cost, $146,137,718)                                      $  152,217,598
                                                                           --------------

OTHER ASSETS,
  LESS LIABILITIES -- (17.6)%                                                 (22,736,822)
                                                                           --------------
    Net Assets -- 100.0%                                                   $  129,480,776
                                                                           ==============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2003
HIGH YIELD VARIABLE ACCOUNT
BONDS -- 92.8%

                                                        PRINCIPAL AMOUNT
ISSUER                                                    (000 OMITTED)         VALUE
U.S. BONDS -- 84.6%
ADVERTISING & BROADCASTING -- 8.7%
Allbritton Communications Co.,
  7.75s, 2012                                           $            345   $      356,212
CBD Media LLC, 8.625s, 2011 ##                                        40           41,200
Dex Media East LLC, 9.875s, 2009                                     220          245,300
Directv Holdings LLC, 8.375s, 2013 ##                                405          451,575
Echostar DBS Corp., 10.375s, 2007                                     60           66,450
Echostar DBS Corp., 9.375s, 2009                                   3,200        3,412,000
Emmis Communications Corp., 0s to
  2006, 12.5s to 2011                                                658          569,170
Entercom Radio LLC, 7.625s, 2014                                     170          185,300
Granite Broadcasting Corp.,
  10.375s, 2005                                                      155          154,613
Granite Broadcasting Corp.,
  8.875s, 2008                                                       185          180,837
Lamar Media Corp., 7.25s, 2013                                       255          270,300
LIN Television Corp., 8s, 2008                                        20           21,450
Muzak LLC/ Muzak Finance Corp.,
  10s, 2009 ##                                                       160          167,600
Panamsat Corp., 8.5s, 2012                                           230          248,975
Paxson Communications Corp.,
  0s to 2006, 12.25s to 2009                                         600          501,000
Primedia, Inc.,, 8.875s, 2011                                        340          361,250
Radio One, Inc., 8.875s, 2011                                        355          390,500
RH Donnelley Finance Corp.,
  8.875s, 2010 ##                                                     95          104,975
RH Donnelley Finance Corp., 10.875s,
  2012 ##                                                            160          186,400
Spanish Broadcasting Systems, Inc.,
  9.625s, 2009                                                       325          345,313
XM Satellite Radio, Inc., 0s to 2005,
  14s to 2009                                                        620          441,803
                                                                           --------------
                                                                           $    8,702,223
                                                                           --------------
AEROSPACE -- 1.1%
Alliant Techsystems, Inc., 8.5s, 2011                   $            360   $      399,600
Esterline Technologies Corp., 7.75s,
  2013 ##                                                             85           87,125
K & F Industries, Inc., 9.25s, 2007                                  330          344,025
K & F Industries, Inc., 9.625s, 2010                                 145          160,950
Titan Corp., 8s, 2011 ##                                              80           84,800
Vought Aircraft, Inc., 8s, 2011 ##                                    70           70,700
                                                                           --------------
                                                                           $    1,147,200
                                                                           --------------
AIRLINES -- 0.3%
Continental Airlines Pass-Through
  Trust, Inc., 6.545s, 2019                             $            301   $      291,082
                                                                           --------------
APPAREL & MANUFACTURERS -- 0.1%
Westpoint Stevens, Inc., 7.875s, 2005                   $            130   $       27,950
Westpoint Stevens, Inc., 7.875s, 2008                                140           30,100
                                                                           --------------
                                                                           $       58,050
                                                                           --------------
AUTOMOTIVE -- 2.6%
Advanced Accessory Systems LLC,
  10.75s, 2011 ##                                       $             85   $       90,100
Arvinmeritor, Inc., 8.75s, 2012                                      215          240,800
Collins & Aikman Products Co.,
  10.75s, 2011                                                       300          264,000
Cummins Engine Co., Inc., 9.5s, 2010 ##                              155          175,925
Dana Corp., 10.125s, 2010                                            110          121,275
Dana Corp., 9s, 2011                                                 270          292,275
Dura Operating Corp., 9s, 2009                                       235          216,200
General Motors Corp., 7.125s, 2013                                    61           61,192
Metaldyne Corp., 11s, 2012                                           165          136,950
Tenneco Automotive, Inc., 11.625s, 2009                              260          230,100
Tenneco Automotive, Inc., 10.25s,
  2013 ##                                                            295          298,687

                                                        PRINCIPAL AMOUNT
ISSUER                                                    (000 OMITTED)         VALUE
U.S. BONDS -- continued
AUTOMOTIVE -- continued
TRW Automotive Acquisition Corp.,
  9.375s, 2013 ##                                       $            240   $      260,400
TRW Automotive Acquisition Corp.,
  11s, 2013 ##                                                       100          109,000
Venture Holdings, 9.5s, 2005**                                       250           69,375
                                                                           --------------
                                                                           $    2,566,279
                                                                           --------------
BASIC INDUSTRY -- 0.6%
Actuant Finance Corp., 13s, 2009                        $            156   $      182,520
Foamex LP/ Capital Corp., 10.75s, 2009                               200          160,000
International Wire Group, Inc.,
  11.75s, 2005                                                        70           44,800
Thermadyne Holdings Corp., 0s to 2003,
  12.5s to 2008,**                                                 1,650               66
Trimas Corp., 9.875s, 2012 ##                                        165          169,125
                                                                           --------------
                                                                           $      556,511
                                                                           --------------
BROADCAST & CABLE TV -- 1.6%
Charter Communications Holdings,
  8.625s, 2009                                          $            510   $      367,200
CSC Holdings, Inc., 8.125s, 2009                                     200          206,500
Insight Midwest, 9.75s, 2009                                         415          438,863
Mediacom LLC/Capital Corp., 9.5s, 2013                               515          544,612
                                                                           --------------
                                                                           $    1,557,175
                                                                           --------------
BUILDING -- 2.3%
Atrium Cos, Inc., 10.5s, 2009                           $            300   $      321,000
Formica Corp., 10.875s, 2009**                                       310           77,500
Integrated Electrical Services, Inc.,
  9.375s, 2009                                                        30           30,450
Interface, Inc., 10.375s, 2010                                       299          287,040
Nortek, Inc., 9.25s, 2007                                            700          721,000
Texas Industries, Inc., 10.25s, 2011 ##                              220          228,800
Williams Scotsman, Inc., 9.875s, 2007                                600          588,000
                                                                           --------------
                                                                           $    2,253,790
                                                                           --------------
BUSINESS SERVICES -- 1.8%
General Binding Corp., 9.375s, 2008                     $            860   $      825,600
Iron Mountain, Inc., 8.625s, 2013                                    280          299,600
Lucent Technologies, Inc., 6.45s, 2029                               400          274,000
Xerox Corp., 7.625s, 2013                                            440          440,550
                                                                           --------------
                                                                           $    1,839,750
                                                                           --------------
CHEMICALS -- 2.8%
Compass Minerals Group, Inc.,
  10s, 2011                                             $            305   $      341,600
Huntsman ICI Holdings, 0s, 2009                                      100           39,000
Huntsman ICI Holdings, 10.125s, 2009                               1,050        1,008,000
Huntsman International LLC,
  9.875s, 2009                                                        90           93,600
Johnson Diversey, Inc., 9.625s, 2012                    EUR          460          519,147
Lyondell Chemical Co., 9.625s, 2007                     $            155          151,900
Lyondell Chemical Co., 9.875s, 2007                                  250          245,000
Sovereign Specialty Chemicals,
  11.875s, 2010                                                      425          405,875
                                                                           --------------
                                                                           $    2,804,122
                                                                           --------------
CONGLOMERATES -- 0.5%
Rexnord Corp., 10.125s, 2012                            $            170   $      187,000
SPX Corp., 7.5s, 2013                                                315          340,988
                                                                           --------------
                                                                           $      527,988
                                                                           --------------
CONSUMER GOODS & SERVICES -- 2.8%
American Safety Razor Co.,
  9.875s, 2005                                          $          1,000   $      930,000
Jacuzzi Brands, Inc., 9.625s, 2010                                    90           90,000
Kindercare Learning Centers, Inc.,
  9.5s, 2009                                                         380          382,850
Remington Arms, Inc., 10.5s, 2011 ##                                 355          370,975
Samsonite Corp., 10.75s, 2008                           $            235   $      240,287
Simmons Co., 10.25s, 2009                                            740          791,800
                                                                           --------------
                                                                           $    2,805,912
                                                                           --------------
CONTAINERS -- 5.3%
Graham Packaging Co., 8.75s, 2008 ##                    $            275   $      273,625
Graphic Packaging Corp., 8.625s, 2012                                335          341,700
Huntsman Packaging Corp., 13s, 2010                                  525          493,500
Owens-Brockway Glass Container, Inc.,
  8.25s, 2013 ##                                                   3,185        3,328,325
Plastipak Holdings, Inc., 10.75s, 2011                               295          315,650
Pliant Corp., 13s, 2010                                               55           51,700
Silgan Holdings, Inc., 9s, 2009                                      465          481,275
                                                                           --------------
                                                                           $    5,285,775
                                                                           --------------
CORPORATE ASSET-BACKED -- 0.9%
Airplane Pass-Through Trust,
  10.875s, 2019                                         $            741   $       14,816
Morgan Stanley Capital I, Inc.,
  7.702s, 2039                                                       430          423,143
Mortgage Capital Funding, Inc.,
  7.214s, 2007                                                       500          506,970
                                                                           --------------
                                                                           $      944,929
                                                                           --------------
ENERGY -- INDEPENDENT -- 2.1%
Encore Acquisition Co., 8.375s, 2012                    $            380   $      406,600
Magnum Hunter Resources, Inc.,
  9.6s, 2012                                                         225          247,500
Pioneer Natural Resources Co.,
  9.625s, 2010                                                       460          570,341
Pioneer Natural Resources Co.,
  7.5s, 2012                                                          10           11,452
Semco Energy, Inc., 7.125s, 2008 ##                                   35           36,575
Semco Energy, Inc., 7.75s, 2013 ##                                    35           37,275
Stone Energy Corp., 8.25s, 2011                                      165          174,075
Vintage Petroleum, Inc., 8.25s, 2012                                 260          286,000
Westport Resources Corp., 8.25s, 2011                                340          372,300
                                                                           --------------
                                                                           $    2,142,118
                                                                           --------------
ENTERTAINMENT -- 1.7%
AMC Entertainment, Inc., 9.5s, 2011                     $            750   $      776,250
Premier Parks, Inc., 9.75s, 2007                                      90           89,100
Regal Cinemas Corp., 9.375s, 2012                                    470          518,175
Six Flags, Inc., 9.75s, 2013                                         310          306,900
                                                                           --------------
                                                                           $    1,690,425
                                                                           --------------
FOOD & NON ALCOHOLIC BEVERAGE PRODUCTS -- 1.5%
Burns Philip Capital Property Ltd.,
  9.75s, 2012 ##                                        $            655   $      638,625
Dominos, Inc., 8.25s, 2011 ##                                         90           92,925
Merisant Co., 9.5s, 2013 ##                                           80           82,800
Michael Foods, Inc., 11.75s, 2011                                    590          678,500
                                                                           --------------
                                                                           $    1,492,850
                                                                           --------------
FOREST & PAPER PRODUCTS -- 2.7%
Buckeye Cellulose Corp., 9.25s, 2008                    $            300   $      298,500
Buckeye Cellulose Corp., 8s, 2010                                    175          163,625
Fibermark, Inc., 10.75s, 2011                                         25           25,000
Georgia Pacific Corp., 9.375s, 2013 ##                               495          545,737
Greif Brothers Corp., 8.875s, 2012                                   305          327,875
Jefferson Smurfit Corp., 8.25s, 2012                                 345          370,013
Riverwood International Corp.,
  10.625s, 2007                                                      305          316,437
Riverwood International Corp.,
  10.875s, 2008                                                      235          240,875
Speciality Paperboard, Inc.,
  9.375s, 2006 ##                                                    480          456,000
                                                                           --------------
                                                                           $    2,744,062
                                                                           --------------

                                                        PRINCIPAL AMOUNT
ISSUER                                                    (000 OMITTED)         VALUE
U.S. BONDS -- continued
GAMING & LODGING -- 12.8%
Argosy Gaming Co., 10.75s, 2009                         $            180   $      197,100
Aztar Corp., 8.875s, 2007                                            290          302,688
CBRE Escrow, Inc., 9.75s, 2010 ##                                     55           57,819
Coast Hotels & Casinos, Inc., 9.5s, 2009                             595          636,650
Corrections Corp. of America,
  9.875s, 2009                                                       205          228,831
Corrections Corp. of America, 7.5s, 2011                              45           47,025
Forest City Enterprises, Inc.,
  7.625s, 2015                                                       200          209,750
Hilton Hotels Corp., 7.625s, 2012                                    730          799,350
Hollywood Park, Inc., 9.25s, 2007                                    315          310,275
Hollywood Park, Inc., 9.5s, 2007                                     215          213,387
Horseshoe Gaming LLC, 8.625s, 2009                                   345          365,700
Host Marriott LP, 9.5s, 2007                                         250          268,750
Host Marriott LP, 8.45s, 2008                                        400          413,000
Mandalay Resort Group, 9.375s, 2010                                  315          355,950
MGM Mirage, Inc., 8.5s, 2010                                         390          458,250
Park Place Entertainment Corp.,
  8.875s, 2008                                                     3,250        3,583,125
Station Casinos, Inc., 8.375s, 2008                                   10           10,800
Station Casinos, Inc., 8.875s, 2008                                3,250        3,412,500
Vail Resorts, Inc., 8.75s, 2009                                      405          423,225
Venetian Casino Resort LLC, 11s, 2010                                450          507,375
                                                                           --------------
                                                                           $   12,801,550
                                                                           --------------
HOME CONSTRUCTION -- 0.7%
D.R. Horton Inc., 8s, 2009                              $            380   $      422,750
MMI Products, Inc., 11.25s, 2007 ##                                  375          263,438
                                                                           --------------
                                                                           $      686,188
                                                                           --------------
INSURANCE -- PROPERTY & CASUALTY -- 0.5%
Willis Corroon Corp., 9s, 2009**                        $            500   $      530,000
                                                                           --------------
MACHINERY & TOOLS -- 3.3%
Agco Corp., 9.5s, 2008                                  $            605   $      653,400
Blount, Inc., 7s, 2005                                               385          373,450
Blount, Inc., 13s, 2009                                               65           55,250
Columbus McKinnon Corp., 8.5s, 2008                                  285          212,325
JLG Industries, Inc., 8.25s, 2008 ##                                 115          116,725
Joy Global, Inc., 8.75s, 2012                                        220          240,900
Manitowoc Co., Inc., 10.5s, 2012                                      85           94,350
Motors & Gears, Inc., 10.75s, 2006                                   100           87,500
Terex Corp., 10.375s, 2011                                           550          607,750
United Rentals, Inc., 10.75s, 2008                                   580          633,650
United Rentals, Inc., 9.25s, 2009                                    210          206,850
                                                                           --------------
                                                                           $    3,282,150
                                                                           --------------
MEDICAL & HEALTH TECHNOLOGY SERVICES -- 1.7%
Alliance Imaging, Inc., 10.375s, 2011                   $            270   $      282,150
Beverly Enterprises, Inc., 9.625s, 2009                              140          135,100
Fisher Scientific International, Inc.,
  8.125s, 2012 ##                                                    200          214,000
HCA Healthcare Co., 7.875s, 2011                                     225          251,979
NDC Health Corp., 10.5s, 2012 ##                                     110          117,975
Omnicare, Inc., 6.125s, 2013                                          85           86,700
Prime Medical Services, Inc.,
  8.75s, 2008                                                        135          126,900
Tenet Healthcare Corp., 6.5s, 2012                                   305          282,888
Triad Hospital, Inc., 8.75s, 2009                                    205          218,069
                                                                           --------------
                                                                           $    1,715,761
                                                                           --------------
MEDICAL EQUIPMENT -- 0.3%
Alpharma, Inc., 8.625s, 2011 ##                         $            290   $      304,500
                                                                           --------------
METALS & MINING -- 1.3%
Arch Western Finance LLC, 6.75s,
  2013 ##                                               $            230   $      235,750
Doe Run Resources Corp., 8.5s, 2008**                                214           85,506
Kaiser Aluminum & Chemical Corp.,
  9.875s, 2049**                                        $            360   $      280,800
P&L Coal Holdings Corp.,
  6.875s, 2013 ##                                                    505          528,987
U.S. Steel Corp., 9.75s, 2010                                        140          142,100
                                                                           --------------
                                                                           $    1,273,143
                                                                           --------------
NATURAL GAS -- DISTRIBUTION -- 0.3%
Amerigas Partners LLP, 8.875s, 2011                     $            275   $      299,750
                                                                           --------------
NATURAL GAS -- PIPELINE -- 2.8%
ANR Pipeline Co., 8.875s, 2010 ##                       $             75   $       81,937
ANR Pipeline Co., 9.625s, 2021                                       420          495,600
Dynegy, Inc., 6.875s, 2011                                           350          294,000
El Paso Production Holding Co.,
  8.5s, 2010 ##                                                      240          256,800
El Paso Energy Corp., 7.75s, 2013 ##                                 300          299,250
Northwest Pipeline Corp., 8.125s, 2010                                65           69,875
Plains All American Pipeline LP,
  7.75s, 2012                                                        340          380,800
Southern Natural Gas Co., 8.875s,
  2010 ##                                                            325          354,250
Williams Companies, Inc., 8.625s, 2010                               110          114,950
Williams Companies, Inc., 7.125s, 2011                               450          438,750
                                                                           --------------
                                                                           $    2,786,212
                                                                           --------------
OIL SERVICES -- 1.6%
Dresser, Inc., 9.375s, 2011                             $            390   $      401,700
Grant Prideco, Inc., 9s, 2009                                         35           38,850
Gulfmark Offshore, Inc., 8.75s, 2008                                 625          648,437
Hanover Equipment Trust, 8.75s, 2011                                 380          399,000
Houston Exploration Co., 7s, 2013 ##                                 105          108,413
                                                                           --------------
                                                                           $    1,596,400
                                                                           --------------
OILS -- 0.6%
Citgo Petroleum Corp., 11.375s, 2011 ##                 $            220   $      245,300
Tesoro Petroleum Corp., 8s, 2008 ##                                  105          107,625
Tesoro Petroleum Corp., 9s, 2008                                     100           90,500
Tesoro Petroleum Corp., 9.625s, 2012                                 190          173,850
                                                                           --------------
                                                                           $      617,275
                                                                           --------------
PC & PERIPHERAL -- 3.5%
Unisys Corp., 8.125s, 2006                              $          3,250   $    3,477,500
                                                                           --------------
POLLUTION CONTROL -- 0.5%
Allied Waste North America, Inc.,
  10s, 2009                                             $            295   $      313,437
Allied Waste North America, Inc.,
  7.875s, 2013                                                       150          156,938
                                                                           --------------
                                                                           $      470,375
                                                                           --------------
PRINTING & PUBLISHING -- 0.9%
Hollinger International Publishing, Inc.,
  9s, 2010                                              $            335   $      358,450
Hollinger International Publishing, Inc.,
  11.875s, 2011 ##                                                   160          177,600
Mail-Well Corp., 9.625s, 2012                                        185          194,713
Moore North America Finance, Inc.,
  7.875s, 2011 ##                                                    200          208,500
                                                                           --------------
                                                                           $      939,263
                                                                           --------------
RAILROADS & SHIPPING -- 0.4%
Kansas City Southern Railway Co.,
  7.5s, 2009                                            $            360   $      373,050
                                                                           --------------
REAL ESTATE INVESTMENT TRUSTS -- 0.8%
Starwood Hotels & Resorts, Inc.,
  7.375s, 2007                                          $            375   $      394,688
Starwood Hotels & Resorts, Inc.,
  7.875s, 2012                                                       400          438,000
                                                                           --------------
                                                                           $      832,688
                                                                           --------------

                                                        PRINCIPAL AMOUNT
ISSUER                                                    (000 OMITTED)         VALUE
U.S. BONDS -- continued
STEEL -- 0.7%
Commonwealth Aluminum Corp.,
  10.75s, 2006                                          $            330   $      331,650
Jorgensen (Earle M.) Co., 9.75s, 2012                                275          291,500
WCI Steel, Inc., 10s, 2004                                           385          119,350
                                                                           --------------
                                                                           $      742,500
                                                                           --------------
STORES -- 4.1%
Cole National Group, Inc., 8.875s, 2012                 $            675   $      649,687
Dollar General Corp., 8.625s, 2010                                   360          398,250
Finlay Enterprises, Inc., 9s, 2008                                   250          252,500
Finlay Fine Jewelry Corp., 8.375s, 2008                              850          879,750
J.Crew Operating Corp., 10.375s, 2007                                485          470,450
Oxford Industries, Inc., 8.875s, 2011 ##                             185          194,250
PCA LLC, 11.875s, 2009                                               360          392,400
Rite Aid Corp, 12.5s, 2006                                           260          291,200
Rite Aid Corp., 8.125s, 2010 ##                                      420          434,700
Rite Aid Corp., 9.5s, 2011 ##                                         25           26,875
Rite Aid Corp., 9.25s, 2013 ##                                       145          143,550
                                                                           --------------
                                                                           $    4,133,612
                                                                           --------------
SUPERMARKETS -- 1.3%
Fleming Companies., Inc.,
  10.125s, 2008**                                       $            240   $       36,000
Roundys, Inc., 8.875s, 2012                                          670          700,150
Southland Corp., 5s, 2003                                            525          525,000
                                                                           --------------
                                                                           $    1,261,150
                                                                           --------------
TELECOMMUNICATIONS -- WIRELINE -- 1.1%
Qwest Services Corp., 13.5s, 2010 ##                    $            825   $      932,250
Time Warner Telecom, Inc.,
  10.125s, 2011                                                      200          193,000
                                                                           --------------
                                                                           $    1,125,250
                                                                           --------------
UTILITIES -- ELECTRIC POWER -- 3.5%
AES Corp., 8.875s, 2011                                 $            250   $      244,375
AES Corp., 8.75s, 2013 ##                                            300          312,000
AES Corp., 9s, 2015 ##                                               300          313,500
Calpine Corp., 8.5s, 2011                                            300          225,000
Centerpoint Energy Resources Corp.,
  7.875s, 2013 ##                                                    659          758,011
CMS Energy Corp., 8.5s, 2011                                         200          208,750
Illinois Power Co., 11.5s, 2010 ##                                   180          205,650
PG&E Corp., 6.875s, 2008 ##                                           70           72,625
Reliant Resources, Inc., 9.25s, 2010                                 180          180,900
Reliant Resources, Inc., 9.5s, 2013 ##                               210          212,363
Teco Energy, Inc., 10.5s, 2007                                       165          188,306
Teco Energy, Inc., 7.5s, 2010                                         60           61,800
TXU Corp., 6.375s, 2006                                              500          531,875
                                                                           --------------
                                                                           $    3,515,155
                                                                           --------------
WIRELESS COMMUNICATIONS -- 2.5%
Alamosa Holdings, Inc., 0s to 2005,
  12.875s to 2010                                       $            185   $      107,300
Alamosa Holdings, Inc., 12.5s, 2011                                  270          221,400
American Tower Corp., 0s, 2008                                       190          122,550
Centennial Cellular Operating Co.,
  10.75s, 2008                                                       815          749,800
Nextel Communications, Inc., 8.125s,
  2011 ##                                                             65           64,838
Rural Cellular Corp., 9.75s, 2010                                    575          508,875
Triton PCS, Inc., 8.75s, 2011                                        480          478,800
Triton PCS, Inc., 8.5s, 2013 ##                                      200          215,000
                                                                           --------------
                                                                           $    2,468,563
                                                                           --------------
    Total U.S. Bonds                                                       $   84,642,276
                                                                           --------------
FOREIGN BONDS -- 8.2%
CANADA -- 2.0%
Abitibi Consolidated, Inc., 8.55s, 2010
  (Forest & Paper Products)                             $            300   $      336,047
Acetex Corp., 10.875s, 2009
  (Chemicals)                                                        245          272,256
Canwest Media, Inc., 10.625s, 2011
  (Advertising & Broadcasting)                                       100          114,000
Canwest Media, Inc., 7.625s, 2013
  (Advertising & Broadcasting) ##                                    105          111,563
Norske Skog Ltd., 8.625s, 2011
  (Forest & Paper Products) ##                                       435          454,575
Quebecor Media, Inc., 11.125s, 2011
  (Advertising & Broadcasting)                                       345          395,025
Russel Metals, Inc., 10s, 2009
  (Metals & Mining)                                                  295          317,125
                                                                           --------------
                                                                           $    2,000,591
                                                                           --------------
FRANCE -- 1.4%
Crown Cork & Seal, 9.5s, 2011
  (Containers) ##                                       $            425   $      459,000
Crown Cork & Seal, 10.25s, 2011
  (Containers) ##                                       EUR           70           85,349
Crown Cork & Seal, 10.875s, 2013
  (Containers) ##                                       $            210          228,900
Rhodia S.A., 8.875s, 2011(Chemicals) ##                              335          346,725
Vivendi Universal S.A., 9.25s, 2010
  (Advertising & Broadcasting) ##                                    220          250,250
                                                                           --------------
                                                                           $    1,370,224
                                                                           --------------
GERMANY
Kronos International, Inc., 8.875s,
  2009 (Chemicals)                                      EUR           15   $       18,116
                                                                           --------------
IRELAND -- 0.4%
MDP Acquisitions PLC, 9.625s, 2012
  (Forest & Paper Products)                             $            345   $      381,225
                                                                           --------------
MEXICO -- 0.6%
Corporacion Durango de S.A., 13.75s, 2009
  (Forest & Paper Products)**##                         $            360   $      189,000
Pemex Project Funding Master Trust,
  9.125s, 2010 (Quasi-Government)                                    212          256,520
United Mexican States, 8.125s, 2019                                  175          199,500
                                                                           --------------
                                                                           $      645,020
                                                                           --------------
NETHERLANDS -- 0.4%
Kappa Beheer B.V., 10.625s, 2009
  (Forest & Paper Products)                             $            350   $      374,938
                                                                           --------------
NORWAY -- 0.1%
Ocean Rig Norway AS, 10.25s, 2008
  (Oil Services)                                        $            100   $       83,125
                                                                           --------------
RUSSIA -- 0.1%
Gazprom, 9.625s, 2013
  (Utilities-Gas) ##                                    $            120   $      132,300
                                                                           --------------
SINGAPORE -- 2.9%
Flextronics International Ltd., 9.875s,
  2010 (Electronics)                                    $            245   $      268,275
Flextronics International Ltd., 6.5s, 2013
  (Electronics) ##                                                 2,725        2,622,812
                                                                           --------------
                                                                           $    2,891,087
                                                                           --------------
SWEDEN -- 0.1%
Stena AB, 9.625s, 2012
  (Transportation -- Services)                          $             75   $       82,406
                                                                           --------------
UNITED KINGDOM -- 0.2%
Energis PLC, 9.75s, 2009
  (Telecomunications -- Wireline)**                     $            275   $        5,500
Telewest Communications PLC, 11s, 2007
  (Broadcast & Cable TV)**                                           160           58,000

                                                        PRINCIPAL AMOUNT
ISSUER                                                    (000 OMITTED)         VALUE
FOREIGN BONDS -- continued
UNITED KINGDOM -- continued
Telewest Communications PLC, 0s to
  2004, 9.25s to 2009, (Broadcast &
  Cable TV)**                                           $            400   $      122,000
Telewest Communications PLC, 0s to
  2005, 11.375s to 2010, (Broadcast &
  Cable TV)**                                                         85           24,863
                                                                           --------------
                                                                           $      210,363
                                                                           --------------
    Total Foreign Bonds                                                    $    8,189,395
                                                                           --------------
    Total Bonds (Identified Cost, $93,604,817)                             $   92,831,671
                                                                           --------------
STOCKS -- 1.0%

                                                             SHARES
U.S. STOCKS -- 0.6%
AUTOMOTIVE
Hayes Lemmerz International, Inc.,*                                3,536   $       40,841
Oxford Automotive, Inc.,*                                             53           11,794
                                                                           --------------
                                                                           $       52,635
                                                                           --------------
BASIC INDUSTRY
Thermadyne Holdings Corp.*                                         2,827   $       35,337
                                                                           --------------
BROADCAST & CABLE TV -- 0.3%
NTL, Inc.*                                                         7,986   $      272,482
                                                                           --------------
CHEMICALS
Sterling Chemicals, Inc.*                                            810   $       12,150
                                                                           --------------
MACHINERY & TOOLS
IKS Corp.*                                                         1,666   $        2,249
                                                                           --------------
METALS & MINING -- 0.2%
Metals Management, Inc.*                                          10,345   $      183,831
                                                                           --------------
SPECIAL PRODUCTS & SERVICES
Ranger Industries, Inc.*                                          10,842   $          976
                                                                           --------------
TELECOMMUNICATIONS -- WIRELINE
XO Communications, Inc.*                                             198   $        1,436
                                                                           --------------
UTILITIES -- TELEPHONE -- 0.1%
ITC Deltacom, Inc.*                                               26,300   $       77,585
                                                                           --------------
    Total U.S. Stocks                                                      $      638,681
                                                                           --------------
FOREIGN STOCKS -- 0.4%
NETHERLANDS -- 0.1%
Completel Europe N.V.
  (Telecommunications -- Wireline)*                     EUR        5,411   $       80,850
Versatel Telecom International N.V.
  (Telecommunications -- Wireline)*                     EUR        7,740           10,060
                                                                           --------------
                                                                           $       90,910
                                                                           --------------
SWEDEN -- 0.2%
Song Networks Holdings AB
  (Utilities -- Telephone)*                             SEK       46,549   $      218,329
                                                                           --------------
UNITED KINGDOM -- 0.1%
Colt Telecom Group PLC, ADR
  (Telephone Services)*                                            2,001   $        8,264
                                                                           --------------
Jazztel PLC
  (Telecommunications -- Wireline)*                     EUR      236,202           70,640
                                                                           --------------
                                                                           $       78,904
                                                                           --------------
    Total Foreign Stocks                                                   $      388,143
                                                                           --------------
    Total Stocks (Identified Cost, $6,081,135)                             $    1,026,824
                                                                           --------------
PREFERRED STOCK -- 1.0%
AUTOMOTIVE
Hayes Lemmerz International, Inc., 8s                                 11   $          847
                                                                           --------------

ISSUER                                                       SHARES             VALUE
BROADCAST & CABLE TV -- 0.9%
CSC Holdings, Inc., 11.125s,*                                      8,846   $      906,715
NTL, Inc., 10.5s                                                      12               36
                                                                           --------------
                                                                           $      906,751
                                                                           --------------
TELECOMMUNICATIONS -- WIRELINE
Completed Europe N.V.                                                 53   $      106,688
Global Crossings Holdings Ltd., 10.5s, #                           1,789              895
Song Networks Holding AB, 0s,
  (Telephone Services)                                  SEK        5,040            6,934
                                                                           --------------
                                                                           $      119,515
                                                                           --------------
    Total Preferred Stock
      (Identified Cost, $738,743)                                          $    1,022,113
                                                                           --------------

CONVERTIBLE BOND

                                                        PRINCIPAL AMOUNT
                                                          (000 OMITTED)
UNITED KINGDOM
Jazztel PLC, 12s, 2012
  (Telecommunications -- Wireline)
  (Identified Cost $77,270)                             EUR           48   $       22,921
                                                                           --------------

WARRANTS

ISSUER                                                          SHARES         VALUE
GT Group Telecom, Inc.,
  (Telephone Services)*                                            1,050   $          394
Loral Orion Network Systems, Inc.,
  (Business Services)*                                             1,000              275
Loral Orion Network Systems, Inc.,
  (Business Services)*                                             1,100              259
Metronet Communications Corp.,
  (Broadcast & Cable TV)*                                            600                6
Ono Finance PLC, (Broadcast &
  Cable TV)*                                                       1,225               12
Ono Finance PLC, (Broadcast &
  Cable TV)*                                                         265                3
Sterling Chemicals, Inc., (Chemicals)*                             1,151               12
Thermadyne Holdings Corp.,
  (Basic Industry)*                                                7,176            4,808
XM Satellite Radio, Inc.,
  (Broadcast & Cable TV)*                                            425            2,337
XO Communications, Inc.,
  (Telecommunications -- Wireline)*                                  397            1,032
XO Communications, Inc.,
  (Telecommunications -- Wireline)*                                  298              477
XO Communications, Inc.,
  (Telecommunications -- Wireline)*                                  298              164
    Total Warrants
      (Identified Cost, $436,441)                                          $        9,779
                                                                           --------------

SHORT-TERM OBLIGATIONS -- 4.4%

                                                        PRINCIPAL AMOUNT
                                                          (000 OMITTED)
Citigroup, Inc., due 7/01/03                            $          2,147   $    2,147,000
Federal National Mortgage Assn.,
  due 7/01/03                                                      2,259        2,259,000
    Total Short-Term Obligations, at
      Amortized Cost                                                       $    4,406,000
                                                                           --------------
    Total Investments (Identified Cost, $105,344,406)                      $   99,319,308
                                                                           --------------
OTHER ASSETS,
  LESS LIABILITIES -- 0.8%                                                        770,384
                                                                           --------------
    Net Assets -- 100.0%                                                   $  100,089,692
                                                                           ==============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited)-- June 30, 2003
MANAGED SECTORS VARIABLE ACCOUNT
STOCKS -- 97.2%

ISSUER                                                       SHARES             VALUE
U.S. STOCKS -- 95.1%
BUILDING MATERIALS -- 1.7%
3M Co.                                                             6,700   $      864,166
Praxair, Inc.                                                      3,700          222,370
                                                                           --------------
                                                                           $    1,086,536
                                                                           --------------
CONSUMER PRODUCTS -- 4.8%
Avon Products, Inc.                                               16,700   $    1,038,740
Gillette Co.                                                       6,000          191,160
PepsiCo, Inc.                                                     24,800        1,103,600
Procter & Gamble Co.                                               7,600          677,768
                                                                           --------------
                                                                           $    3,011,268
                                                                           --------------
ENERGY -- 1.3%
BJ Services Co.*                                                   6,800   $      254,048
Schlumberger Ltd.                                                 12,200          580,354
                                                                           --------------
                                                                           $      834,402
                                                                           --------------
FINANCIAL SERVICES -- 13.1%
American Express Co.                                               8,000   $      334,480
Bank of New York Co., Inc.                                        16,000          460,000
Citigroup, Inc.                                                   40,600        1,737,680
Fannie Mae                                                        14,700          991,368
Goldman Sachs Group, Inc.                                         13,000        1,088,750
Hartford Financial Services Group, Inc.                            5,800          292,088
Marsh & McLennan Cos., Inc.                                        2,500          127,675
Mellon Financial Corp.                                            23,600          654,900
Merrill Lynch & Co., Inc.                                         21,600        1,008,288
MetLife, Inc.                                                      8,900          252,048
SLM Corp.                                                         15,600          611,052
Travelers Property Casualty Corp., "A"                            47,092          748,763
                                                                           --------------
                                                                           $    8,307,092
                                                                           --------------
HEALTHCARE -- 18.0%
Abbott Laboratories, Inc.                                         32,800   $    1,435,328
AmerisourceBergen Corp.                                            4,500          312,075
Amgen, Inc.*                                                      28,900        1,920,116
Biogen, Inc.*                                                     10,800          410,400
Boston Scientific Corp.*                                           4,500          274,950
Caremark Rx, Inc.*                                                10,800          277,344
Eli Lilly & Co.                                                    3,600          248,292
Express Scripts, Inc.*                                             6,500          444,080
Genentech, Inc.*                                                  10,400          750,048
Genzyme Corp.*                                                     7,900          330,220
Johnson & Johnson Co.                                             19,700        1,018,490
Medtronic, Inc.                                                   16,400          786,708
Pfizer, Inc.                                                      65,800        2,247,070
Wyeth                                                             20,800          947,440
                                                                           --------------
                                                                           $   11,402,561
                                                                           --------------
INDUSTRIAL -- 2.8%
General Electric Co.                                              53,300   $    1,528,644
Northrop Grumman Corp.                                             3,150          271,814
                                                                           --------------
                                                                           $    1,800,458
                                                                           --------------
LEISURE -- 14.2%
AOL Time Warner, Inc.*                                            66,000   $    1,061,940
ARAMARK Corp., "B"*                                               13,200          295,944
Brinker International, Inc.*                                       7,100          255,742
Clear Channel Communications, Inc.*                               22,100          936,819
Comcast Corp., "A"*                                               19,100          576,438
Comcast Corp., "Special A"*                                       13,500          389,205
Cox Communications, Inc., "A"*                                    11,000          350,900
E.W. Scripps Co., "A"                                              3,110          275,919
InterActiveCorp*                                                  17,000          672,690
Lamar Advertising Co., "A"*                                       12,500          440,125
New York Times Co., "A"                                           12,000          546,000
Outback Steakhouse, Inc.                                           6,400          249,600
Starbucks Corp.*                                                   5,500          134,860
Starwood Hotels & Resorts Co.                                     16,900          483,171
Tribune Co.                                                       12,100          584,430
Viacom, Inc., "B"*                                                31,800        1,388,388
Westwood One, Inc.*                                               11,300          383,409
                                                                           --------------
                                                                           $    9,025,580
                                                                           --------------
OTHER -- 3.6%
Apollo Group, Inc. "A"*                                            3,700   $      228,512
BISYS Group, Inc.*                                                25,800          473,946
DST Systems, Inc.*                                                 7,000          266,000
First Data Corp.                                                  16,300          675,472
SunGard Data Systems, Inc.*                                       23,800          616,658
                                                                           --------------
                                                                           $    2,260,588
                                                                           --------------
RETAIL -- 10.7%
CVS Corp.                                                         18,900   $      529,767
Home Depot, Inc.                                                  47,200        1,563,264
Kohl's Corp.*                                                     18,300          940,254
Lowe's Cos., Inc.                                                  5,900          253,405
Staples, Inc.*                                                    12,600          231,210
Target Corp.                                                      27,100        1,025,464
The TJX Cos., Inc.                                                14,700          276,948
Wal-Mart Stores, Inc.                                             30,200        1,620,834
Williams-Sonoma, Inc.*                                            12,600          367,920
                                                                           --------------
                                                                           $    6,809,066
                                                                           --------------
TECHNOLOGY -- 22.5%
Analog Devices, Inc.*                                             33,100   $    1,152,542
Cadence Design Systems, Inc.*                                     22,500          271,350
Cisco Systems, Inc.*                                             121,900        2,034,511
Dell Computer Corp.*                                              33,500        1,070,660
Intel Corp.                                                       12,600          261,878
International Business Machines Corp.                             17,500        1,443,750
Linear Technology Corp.                                           15,700          505,697
Maxim Integrated Products, Inc.                                   13,800          471,822
Microchip Technology, Inc.                                        12,800          315,264
Microsoft Corp.                                                   99,600        2,550,756
Network Associates, Inc.*                                         19,000          240,920
Novellus Systems, Inc.*                                           10,000          366,210
Oracle Corp.*                                                     94,800        1,139,496
Peoplesoft, Inc.*                                                 32,100          564,639
Symantec Corp.*                                                    2,200           96,492
Texas Instruments, Inc.                                           16,500          290,400
VERITAS Software Corp.*                                           42,300        1,212,741
Yahoo! Inc.*                                                       9,100          298,116
                                                                           --------------
                                                                           $   14,287,244
                                                                           --------------
TRANSPORTATION -- 0.9%
United Parcel Service, Inc., "B"                                   8,800   $      560,560
                                                                           --------------
UTILITIES -- TELEPHONE -- 1.5%
AT&T Wireless Services, Inc.*                                     53,000   $      435,130
Sprint Corp. (PCS Group)*                                         86,000          494,500
                                                                           --------------
                                                                           $      929,630
                                                                           --------------
    Total U.S. Stocks                                                      $   60,314,985
                                                                           --------------
FOREIGN STOCKS -- 2.1%
BERMUDA -- 2.1%
XL Capital Ltd., "A" (Insurance)                                   9,800   $      813,400
Ace Ltd. (Financial Services)                                     14,400          493,776
                                                                           --------------
    Total Foreign Stocks                                                   $    1,307,176
                                                                           --------------
    Total Stocks (Identified Cost, $54,859,359)                            $   61,622,161
                                                                           --------------

                                                        PRINCIPAL AMOUNT
ISSUER                                                    (000 OMITTED)         VALUE
SHORT-TERM OBLIGATION -- 2.9%
    Federal National Mortgage Assn., due 7/01/03,
      at Amortized Cost                                 $          1,866   $    1,866,000
                                                                           --------------
    Total Investments (Identified Cost, $56,725,359)                       $   63,488,161
                                                                           --------------

OTHER ASSETS,
  LESS LIABILITIES -- (0.1)%                                                      (67,857)
                                                                           --------------
    Net Assets -- 100.0%                                                   $   63,420,304
                                                                           ==============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2003
MONEY MARKET VARIABLE ACCOUNT
COMMERCIAL PAPER -- 83.0%

                                                        PRINCIPAL AMOUNT
ISSUER                                                    (000 OMITTED)         VALUE
Abbey National North America,
  due 7/01/03                                           $          1,352   $    1,352,000
American Express Credit Corp.,
  due 7/11/03                                                      1,400        1,399,522
Archer Daniels Midland Co.,
  due 10/31/03 - 11/04/03                                          2,050        2,041,582
Bank of America Corp., due 7/10/03                                   100           99,969
Cargill, Inc., due 7/01/03                                           388          388,000
Citibank Credit Card Issuance Trust,
  due 7/08/03 - 9/05/03                                            1,945        1,943,505
Citigroup, Inc., due 7/24/03 - 9/04/03                             2,050        2,047,523
Coca-Cola Co., due 7/18/03                                         1,400        1,399,220
Coca-Cola Enterprises, Inc.,
  due 8/11/03                                                      2,000        1,997,221
Dexia Delaware, due 7/29/03                                        1,000          999,199
Edison Asset Securitization LLC,
  due 8/11/03, at Amortized Cost                                   2,050        2,047,385
General Electric Capital Corp.,
  due 8/12/03 - 8/27/03                                            2,055        2,051,839
Goldman Sachs Group LP,
  due 8/22/03                                                      2,000        1,996,360
Govco, Inc., due 7/18/03                                           1,400        1,399,167
HBOS Treasury Services PLC,
  due 8/28/03                                                      2,000        1,996,117
HSBC America, Inc., due 9/04/03                                    2,000        1,995,667
Jupiter Section, due 7/28/03                                       1,099        1,098,126
New Center Asset Trust,
  due 9/15/03                                                      2,000        1,994,933
Old Line Funding Corp.,
  due 7/08/03                                                      1,000          999,765
Park Avenue Recreation Corp.,
  due 7/01/03                                                      1,502        1,502,000
Rabobank Nederland, due 7/01/03                                    1,352        1,352,000
Sheffield Receivables Corp.,
  due 7/01/03 - 7/25/03                                            1,503        1,502,099
Societe Generale North America, Inc.,
  due 9/04/03                                                      1,900        1,895,918
UBS Finance, Inc., due 7/01/03                                     1,352        1,352,000
                                                                           --------------
    Total Commercial Paper, at Amortized Cost                              $   36,851,117
                                                                           --------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 18.6%
Federal Home Loan Bank,
  due 8/29/03 - 2/26/04                                 $          3,300   $    3,280,401
Federal National Mortgage Assn.,
  due 8/20/03                                                      5,000        4,991,805
    Total U.S. Government and Agency
      Obligations, at Amortized Cost and Value                             $    8,272,206
                                                                           --------------
    Total Investments at Amortized Cost and Value                          $   45,123,323
                                                                           --------------
OTHER ASSETS,
  LESS LIABILITIES -- (1.6)%                                                     (730,520)
                                                                           --------------
    Net Assets -- 100.0%                                                   $   44,392,803
                                                                           ==============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited)-- June 30, 2003
TOTAL RETURN VARIABLE ACCOUNT
STOCKS -- 58.7%

ISSUER                                                          SHARES         VALUE
U.S. STOCKS -- 56.1%
AEROSPACE -- 0.1%
United Technologies Corp.                                          1,310   $       92,787
                                                                           --------------
BANKS & CREDIT COS. -- 3.1%
Bank of America Corp.                                             17,270   $    1,364,848
Bank One Corp.                                                    17,900          665,522
FleetBoston Financial Corp.                                       59,630        1,771,608
SouthTrust Corp.                                                  20,201          549,467
SunTrust Banks, Inc.                                              19,100        1,133,394
U.S. Bancorp                                                       2,952           72,324
Wachovia Corp.                                                    15,499          619,340
                                                                           --------------
                                                                           $    6,176,503
                                                                           --------------
BROKERAGE & ASSET MANAGERS -- 0.7%
Franklin Resources, Inc.                                          17,900   $      699,353
T. Rowe Price Group, Inc.                                         16,000          604,000
                                                                           --------------
                                                                           $    1,303,353
                                                                           --------------
BUSINESS SERVICES -- 0.1%
Automatic Data Processing, Inc.                                    5,000   $      169,300
                                                                           --------------
CELLULAR PHONES -- 0.8%
Telephone & Data Systems, Inc.                                    31,540   $    1,567,538
                                                                           --------------
CHEMICALS -- 1.0%
Air Products & Chemicals, Inc.                                    12,920   $      537,472
Dow Chemical Co.                                                  21,000          650,160
E.I. DuPont de Nemours & Co.                                       1,300           54,132
Lyondell Chemical Co.                                             22,850          309,161
PPG Industries, Inc.                                               9,600          487,104
                                                                           --------------
                                                                           $    2,038,029
                                                                           --------------
COMPUTER SERVICES -- 0.6%
Apple Computer, Inc.*                                              6,500   $      124,280
Hewlett-Packard Co.                                               18,900          402,570
International Business Machines Corp.                              7,160          590,700
                                                                           --------------
                                                                           $    1,117,550
                                                                           --------------
COMPUTER SOFTWARE -- 1.1%
Microsoft Corp.                                                   67,940   $    1,739,943
Network Associates, Inc.*                                         34,370          435,812
                                                                           --------------
                                                                           $    2,175,755
                                                                           --------------
CONGLOMERATES -- 1.2%
General Electric Co.                                              40,620   $    1,164,981
Honeywell International, Inc.                                      3,700           99,345
Tyco International Ltd.                                           59,110        1,121,908
                                                                           --------------
                                                                           $    2,386,234
                                                                           --------------
CONSUMER GOODS & SERVICES -- 1.7%
Altria Group, Inc.                                                12,300   $      558,912
Colgate-Palmolive Co.                                              5,500          318,725
Gillette Co.                                                      18,000          573,480
Kimberly-Clark Corp.                                              26,400        1,376,496
Procter & Gamble Co.                                               7,220          643,880
                                                                           --------------
                                                                           $    3,471,493
                                                                           --------------
CONTAINERS -- 0.7%
Owens Illinois, Inc.*                                             67,030   $      923,003
Smurfit-Stone Container Corp.*                                    43,800          570,714
                                                                           --------------
                                                                           $    1,493,717
                                                                           --------------
ELECTRICAL EQUIPMENT -- 0.3%
Emerson Electric Co.                                               9,900   $      505,890
                                                                           --------------
ELECTRONICS -- 0.9%
Intel Corp.                                                       10,100   $      209,918
Novellus Systems, Inc.*                                           17,400          637,206
Texas Instruments, Inc.                                           57,220        1,007,072
                                                                           --------------
                                                                           $    1,854,196
                                                                           --------------
ENERGY -- 1.4%
ConocoPhillips                                                    21,880   $    1,199,024
TXU Corp.                                                         75,590        1,696,996
                                                                           --------------
                                                                           $    2,896,020
                                                                           --------------
ENTERTAINMENT -- 1.8%
AOL Time Warner, Inc.*                                            22,240   $      357,842
Viacom, Inc., "B"*                                                62,893        2,745,908
Walt Disney Co.                                                   29,950          591,512
                                                                           --------------
                                                                           $    3,695,262
                                                                           --------------
FINANCIAL INSTITUTIONS -- 5.7%
Citigroup, Inc.                                                   83,486   $    3,573,201
Fannie Mae                                                        11,900          802,536
Freddie Mac                                                       15,840          804,197
J. P. Morgan Chase & Co.                                          22,500          769,050
Mellon Financial Corp.                                           110,230        3,058,882
Merrill Lynch & Co., Inc.                                         43,710        2,040,383
Morgan Stanley Dean Witter & Co.                                  10,200          436,050
                                                                           --------------
                                                                           $   11,484,299
                                                                           --------------
FOOD & BEVERAGE PRODUCTS -- 1.1%
Archer-Daniels-Midland Co.                                        50,107   $      644,877
Kellogg Co.                                                       27,500          945,175
PepsiCo, Inc.                                                     13,286          591,227
                                                                           --------------
                                                                           $    2,181,279
                                                                           --------------
FOREST & PAPER PRODUCTS -- 0.8%
Bowater, Inc.                                                     18,040   $      675,598
International Paper Co.                                           26,100          932,553
                                                                           --------------
                                                                           $    1,608,151
                                                                           --------------
GAMING & LODGING -- 0.3%
Starwood Hotels & Resorts Co.                                     20,270   $      579,519
                                                                           --------------
HEALTH & HOSPITALS -- 0.1%
Tenet Healthcare Corp.*                                           24,600   $      286,590
                                                                           --------------
INDUSTRIAL GASES -- 0.5%
Praxair, Inc.                                                     16,040   $      964,004
                                                                           --------------
INSURANCE -- 3.4%
Allstate Corp.                                                    53,410   $    1,904,066
Chubb Corp.                                                       15,800          948,000
Hartford Financial Services Group, Inc.                           37,760        1,901,594
MetLife, Inc.                                                     21,500          608,880
Nationwide Financial Services, Inc., "A"                          11,120          361,400
Travelers Property Casualty Corp. "A"                             67,601        1,074,856
Travelers Property Casualty Corp. "B"                                  1               16
                                                                           --------------
                                                                           $    6,798,812
                                                                           --------------
MACHINERY -- 0.4%
Deere & Co.                                                       16,890   $      771,873
                                                                           --------------
MEDICAL & HEALTH PRODUCTS -- 4.6%
Baxter International, Inc.                                        42,180   $    1,096,680
Bristol-Myers Squibb Co.                                           2,650           71,947
Eli Lilly & Co.                                                   24,880        1,715,974
Johnson & Johnson Co.                                              1,900           98,230
Merck & Co., Inc.                                                 25,560        1,547,658
Pfizer, Inc.                                                      72,700        2,482,705
Schering Plough Corp.                                            121,460        2,259,156
                                                                           --------------
                                                                           $    9,272,350
                                                                           --------------
METALS & MINERALS -- 1.2%
Alcoa, Inc.                                                       74,440   $    1,898,220
Phelps Dodge Corp.*                                               14,700          563,598
                                                                           --------------
                                                                           $    2,461,818
                                                                           --------------
OIL SERVICES -- 4.1%
BJ Services Co.*                                                  18,850   $      704,236
Cooper Cameron Corp.*                                             15,990          805,576
GlobalSantaFe Corp.                                               64,430        1,503,796
Noble Corp.*                                                      76,955        2,639,556
Schlumberger Ltd.                                                 54,080        2,572,586
                                                                           --------------
                                                                           $    8,225,750
                                                                           --------------
OILS -- 3.1%
Devon Energy Corp.                                                42,570   $    2,273,238
ExxonMobil Corp.                                                  59,992        2,154,313

ISSUER                                                          SHARES         VALUE
U.S. STOCKS -- continued
OILS -- continued
Occidental Petroleum Corp.                                        53,700        1,801,635
                                                                           --------------
                                                                           $    6,229,186
                                                                           --------------
PHARMACEUTICALS -- 0.3%
Wyeth                                                             11,800   $      537,490
                                                                           --------------
PHOTOGRAPHIC PRODUCTS -- 0.1%
Eastman Kodak Co.                                                  8,500   $      232,475
                                                                           --------------
PRINTING & PUBLISHING -- 1.0%
Gannett Co., Inc.                                                  2,720   $      208,923
New York Times Co.                                                18,600          846,300
Tribune Co.                                                       18,500          893,550
                                                                           --------------
                                                                           $    1,948,773
                                                                           --------------
RAILROADS -- 0.6%
Burlington Northern Santa Fe Railway Co.                          35,460   $    1,008,482
Norfolk Southern Corp.                                            14,100          270,720
                                                                           --------------
                                                                           $    1,279,202
                                                                           --------------
REAL ESTATE INVESTMENT TRUSTS -- 0.4%
Equity Residential Properties Trust                               30,260   $      785,247
Healthcare Realty Trust                                            1,100           32,065
                                                                           --------------
                                                                           $      817,312
                                                                           --------------
RESTAURANTS & LODGING -- 0.9%
Hilton Hotels Corp.                                               54,280   $      694,241
McDonald's Corp.                                                  54,760        1,208,006
                                                                           --------------
                                                                           $    1,902,247
                                                                           --------------
RETAIL -- 2.1%
Home Depot, Inc.                                                  26,300   $      871,056
May Department Stores Co.                                         11,200          249,312
Sears, Roebuck & Co.                                              78,380        2,636,703
The Limited., Inc.                                                31,600          489,800
                                                                           --------------
                                                                           $    4,246,871
                                                                           --------------
SUPERMARKETS -- 1.0%
Kroger Co.*                                                      119,620   $    1,995,262
                                                                           --------------
TELECOMMUNICATIONS -- 6.2%
Advanced Fibre Communications, Inc.*                              22,390   $      364,285
AT&T Corp.                                                        73,274        1,410,525
AT&T Wireless Services, Inc.*                                    348,547        2,861,571
BellSouth Corp.                                                   62,500        1,664,375
Comcast Corp. "A"*                                                     1               30
Comcast Corp. "Special A"*                                        64,930        1,871,932
Cox Communications, Inc.*                                          7,000          223,300
SBC Communications, Inc.                                          67,424        1,722,683
Verizon Communications, Inc.                                      61,016        2,407,081
                                                                           --------------
                                                                           $   12,525,782
                                                                           --------------
UTILITIES -- ELECTRIC -- 2.3%
Calpine Corp.*                                                   261,700   $    1,727,220
Duke Energy Corp.                                                 25,900          516,705
Entergy Corp.                                                      7,700          406,406
Exelon Corp.                                                       8,120          485,657
FPL Group, Inc.                                                    4,560          304,836
NiSource, Inc.                                                    52,711        1,001,509
Pinnacle West Capital Corp.                                        2,660           99,617
PPL Corp.                                                          3,400          146,200
                                                                           --------------
                                                                           $    4,688,150
                                                                           --------------
UTILITIES -- GAS -- 0.4%
National Fuel Gas Co.                                             22,100   $      575,705
WGL Holdings, Inc.                                                 9,610          256,587
                                                                           --------------
                                                                           $      832,292
                                                                           --------------
    Total U.S. Stocks                                                      $  112,813,114
                                                                           --------------
FOREIGN STOCKS -- 2.6%
AUSTRALIA -- 0.1%
Broken Hill Proprietary Co. Ltd. (Mining)                         37,600   $      218,130
                                                                           --------------
NETHERLANDS -- 0.1%
Akzo Nobel N.V. (Chemicals)                                       11,600   $      307,954
                                                                           --------------
SWITZERLAND -- 0.4%
Novartis AG (Pharmaceuticals)                                     18,200   $      721,752
                                                                           --------------
UNITED KINGDOM -- 2.0%
BP Amoco PLC, ADR (Oils)                                          51,890   $    2,180,418
Reed Elsevier PLC (Publishing)                                   140,900        1,174,366
Vodafone Group PLC, ADR
  (Telecommunications)                                            36,695          721,057
                                                                           --------------
                                                                           $    4,075,841
                                                                           --------------
    Total Foreign Stocks                                                   $    5,323,677
                                                                           --------------
    Total Stocks (Identified Cost, $116,113,357)                           $  118,136,791
                                                                           --------------

BONDS -- 37.3%

                                                        PRINCIPAL AMOUNT
                                                          (000 OMITTED)
U.S. BONDS -- 36.2%
ADVERTISING & BROADCASTING -- 0.1%
Clear Channel Communications,
  7.25s, 2003                                           $            133   $      134,333
                                                                           --------------
AEROSPACE -- 0.6%
BAE Systems Holding Inc., 6.4s, 2011 ##                 $            223   $      249,510
Boeing Capital Corp., 6.5s, 2012                                     373          420,641
Northrop Grumman Corp., 7.75s, 2031                                  326          418,180
                                                                           --------------
                                                                           $    1,088,331
                                                                           --------------
AIRLINES -- 0.3%
Continental Airlines Pass-Through
  Trust, Inc., 6.648s, 2019                             $            609   $      587,571
Jet Equipment Trust, 11.44s, 2014 ##                                 300               30
                                                                           --------------
                                                                           $      587,601
                                                                           --------------
AUTOMOTIVE -- 0.4%
Ford Motor Co., 7.45s, 2031                             $            123   $      112,676
Ford Motor Credit Co., 6.875s, 2006                                   16           16,970
General Motors Acceptance Corp.,
  6.875s, 2011                                                       277          277,924
General Motors Acceptance Corp.,
  7.25s, 2011                                                        185          189,829
General Motors Acceptance Corp.,
  8s, 2031                                                           176          172,685
General Motors Corp., 7.125s, 2013                                    41           41,129
                                                                           --------------
                                                                           $      811,213
                                                                           --------------
BANKS & CREDIT COS. -- 1.1%
Abbey National Capital, 8.963s, 2049                    $            179   $      256,815
Bank of America Corp., 7.4s, 2011                                    299          367,355
Credit Suisse First Boston, 4.625s, 2008                             736          787,417
Credit Suisse First Boston, 6.125s, 2011                              67           75,056
First Union Lehman Brothers Commercial,
  7.38s, 2029                                                         90          103,234
Popular North America, Inc., 4.25s, 2008                             211          219,009
Socgen Real Estate Co., 7.64s, 2049 ##                               361          418,306
                                                                           --------------
                                                                           $    2,227,192
                                                                           --------------
BROADCAST & CABLE TV -- 0.6%
Cox Communications, Inc., 7.75s, 2010                   $            237   $      289,900
TCI Communications Financing III,
  9.65s, 2027                                                        425          505,750
Telecomunicaciones de Puerto Rico, Inc.,
  6.65s, 2006                                                        270          298,667
                                                                           --------------
                                                                           $    1,094,317
                                                                           --------------
BROKERAGE & ASSET MANAGERS -- 0.4%
Lehman Brothers Holdings, Inc.,
  8.25s, 2007                                           $            334   $      398,849
Morgan Stanley Dean Witter & Co.,
  6.1s, 2006                                                         353          388,615
                                                                           --------------
                                                                           $      787,464
                                                                           --------------

                                                        PRINCIPAL AMOUNT
ISSUER                                                    (000 OMITTED)         VALUE
U.S. BONDS -- continued
BUILDING -- 0.1%
CRH America, Inc., 6.95s, 2012                          $            208   $      242,703
                                                                           --------------
CHEMICALS -- 0.1%
Dow Chemical Co., 5.75s, 2008                           $            162   $      177,710
                                                                           --------------
CONGLOMERATES-- 0.1%
News America Holdings, Inc.,
  6.703s, 2004                                          $            215   $      222,981
                                                                           --------------
CONSUMER CYCLICAL -- 0.1%
Cendant Corp., 6.875s, 2006                             $            147   $      164,426
Cendant Corp., 6.25s, 2008                                            90           99,595
                                                                           --------------
                                                                           $      264,021
                                                                           --------------
CORPORATE ASSET-BACKED -- 3.0%
Banamex Credit Card Merchant Voucher,
  6.25s, 2003 ##                                        $             57   $       57,299
BCF LLC, 7.75s, 2026 ##                                               82           65,181
Bear Stearns Commercial Mortgage
  Securities, Inc., 6.8s, 2008                                       391          430,380
Beneficial Home Equity Loan Trust,
  1.439s, 2037                                                       404          400,912
Certificates Funding Corp.,
  6.716s, 2004 ##                                                    292          304,632
Chase Commercial Mortgage Securities
  Corp., 6.39s, 2030                                                 369          424,731
Chase Commercial Mortgage Securities
  Corp., 7.543s, 2032                                                121          137,785
Chase Mortgage Finance Trust, 6s, 2017                               116          118,078
Citibank Credit Card Issuance Trust,
  6.65s, 2008                                                        623          685,637
Criimi Mae Corp., 6.701s, 2030 ##                                    190          209,885
Criimi Mae Corp., 7s, 2033 ##                                        320          362,387
CWMBS, Inc. Pass-Through Trust,
  8s, 2030                                                           756          776,171
First Union Lehman Brothers Bank,
  6.56s, 2035                                                        101          116,133
General Motors Acceptance Corp.,
  3.898s, 2013                                                        75           75,052
GS Mortgage Securities Corp. II,
  6.06s, 2030                                                        381          405,579
Independant National Mortgage
  Corporation, 7s, 2026                                              107          106,843
Morgan Stanley Dean Witter Capital,
  2.839s, 2013 ##                                                    298          298,276
Residential Accredit Loans, Inc.,
  7s, 2028                                                           280          287,155
Residential Funding Mortgage
  Securities, Inc., 6s, 2016                                         571          584,245
Summit Acceptance Auto Investment LLC,
  7.51s, 2007                                                        157          157,514
                                                                           --------------
                                                                           $    6,003,875
                                                                           --------------
DEFENSE ELECTRONICS -- 0.1%
Raytheon Co., 6.15s, 2008                               $            217   $      245,368
                                                                           --------------
ENERGY -- INDEPENDENT -- 0.2%
Devon Financing Corp., U L C,
  6.875s, 2011                                          $            348   $      408,216
                                                                           --------------
ENERGY -- INTEGRATED
Phillips Petroleum Co., 8.5s, 2005                      $             40   $       45,058
                                                                           --------------
ENTERTAINMENT -- 0.2%
Aol Time Warner, Inc., 6.15s, 2007                      $             97   $      109,118
Time Warner, Inc., 10.15s, 2012                                        1            1,368
Time Warner, Inc., 6.875s, 2018                                      172          193,444
Walt Disney Co., 6.75s, 2006                                          69           76,838
                                                                           --------------
                                                                           $      380,768
                                                                           --------------
FINANCIAL INSTITUTIONS -- 0.4%
Countrywide Home Loans, Inc.,
  6.85s, 2004                                           $            232   $      244,022
Merrill Lynch Mortgage Invs, Inc.,
  6.39s, 2030                                                         99          111,467
Mortgage Capital Funding, Inc.,
  6.337s, 2031                                                       326          371,481
                                                                           --------------
                                                                           $      726,970
                                                                           --------------
FINANCIAL SERVICES -- 0.6%
General Electric Capital Corp., 7.5s, 2005              $            536   $      594,754
General Electric Capital Corp.,
  8.75s, 2007                                                        130          158,659
J.P. Morgan Commercial Mortgage
  Finance Corp., 6.613s, 2030                                        175          200,017
Morgan Stanley Capital I, Inc.,
  0s, 2030 ##                                                      9,759          303,575
                                                                           --------------
                                                                           $    1,257,005
                                                                           --------------
FOOD & BEVERAGE PRODUCTS -- 0.2%
Kellogg Co., 6s, 2006                                   $            291   $      320,804
                                                                           --------------
FOREST & PAPER PRODUCTS -- 0.2%
Meadwestvaco Corp., 6.8s, 2032                          $            104   $      113,729
Weyerhaeuser Co., 6.75s, 2012                                        254          288,341
                                                                           --------------
                                                                           $      402,070
                                                                           --------------
GAMING & LODGING -- 0.2%
Harrahs Operating, Inc., 7.125s, 2007                   $            193   $      218,309
MGM Mirage, Inc., 8.5s, 2010                                         179          210,325
                                                                           --------------
                                                                           $      428,634
                                                                           --------------
HOME CONSTRUCTION
Pulte Homes Inc., 6.375s, 2033                          $             65   $       65,560
                                                                           --------------
INSURANCE -- 0.8%
AIG Sunamerica, 7.6s, 2005 ##                           $            444   $      493,548
Metlife, Inc., 6.5s, 2032                                            180          205,409
Prudential Funding Corp., Medium
  Term Note 144A, 6.6s, 2008 ##                                      179          206,894
SunAmerica Institutional, 5.75s, 2009                                441          484,836
The Chubb Corp., 0s, 2005                                             10          263,105
                                                                           --------------
                                                                           $    1,653,792
                                                                           --------------
INSURANCE -- PROPERTY & CASUALTY -- 0.2%
Allstate Corp., 6.125s, 2032                            $            185   $      201,938
Safeco Corp., 4.875s, 2010                                            32           33,831
Travelers Property Casualty Corp.,
  New, 6.375s, 2033                                                   84           91,808
                                                                           --------------
                                                                           $      327,577
                                                                           --------------
MACHINERY & TOOLS -- 0.1%
Kennametal Inc., 7.2s, 2012                             $            211   $      230,927
                                                                           --------------
MEDICAL & HEALTH TECHNOLOGY SERVICES -- 0.2%
HCA, Inc., 6.95s, 2012                                  $            276   $      294,125
HCA, Inc., 6.25s, 2013                                                32           32,622
The Healthcare Co., 8.75s, 2010                                       60           69,893
                                                                           --------------
                                                                           $      396,640
                                                                           --------------
NATURAL GAS -- PIPELINE -- 0.3%
Kinder Morgan Energy Partners,
  6.75s, 2011                                           $            315   $      366,293
Kinder Morgan Energy Partners,
  7.75s, 2032                                                        117          147,528
                                                                           --------------
                                                                           $      513,821
                                                                           --------------
POLLUTION CONTROL -- 0.3%
Waste Management, Inc., 7.375s, 2010                    $            508   $      609,563
                                                                           --------------
PRINTING & PUBLISHING -- 0.1%
BELO Corp., 7.75s, 2027                                 $            226   $      270,320
                                                                           --------------
RAILROADS -- 0.2%
Union Pacific Corp., 6.34s, 2003                        $            365   $      371,347
                                                                           --------------

                                                        PRINCIPAL AMOUNT
ISSUER                                                    (000 OMITTED)         VALUE
U.S. BONDS -- continued
REAL ESTATE -- 0.5%
Boston Properties, 5s, 2015 ##                          $             42   $       41,172
EOP Operating Limited Partnership,
  6.8s, 2009                                                          29           33,376
Simon Property Group Incorporated New,
  6.75s, 2004                                                        578          595,879
Vornado Reality Trust, 5.625s, 2007                                  383          410,949
                                                                           --------------
                                                                           $    1,081,376
                                                                           --------------
TELECOMMUNICATIONS -- WIRELINE -- 0.7%
Alltel Corp., 7.875s, 2032                              $            127   $      168,869
Citizens Communications, 8.5s, 2006                                  125          144,976
Citizens Communications Co.,
  7.625s, 2008                                                       254          301,699
Sprint Capital Corp., 7.125s, 2006                                    77           84,271
Sprint Capital Corp., 6.875s, 2028                                   124          124,401
Verizon New York Inc., 6.875s, 2012                                  486          572,102
                                                                           --------------
                                                                           $    1,396,318
                                                                           --------------
U.S. GOVERNMENT AGENCIES -- 17.1%
Federal Home Loan Mortgage Corp.,
  2.375s, 2006                                          $          1,900   $    1,930,362
Federal Home Loan Mortgage Corp.,
  6s, 2011                                                            94          109,781
Federal Home Loan Pc, 5s, 2017                                       155          160,308
Federal Home Loan Pc, 5s, 2018                                       299          308,661
Federal Home Loan Pc, 5.5s, 2033                                     496          512,448
Federal National Mortgage Assn.,
  5.25s, 2007                                                      1,211        1,345,881
Federal National Mortgage Assn.,
  5.722s, 2009                                                       830          926,569
Federal National Mortgage Assn.,
  6.625s, 2009                                                     1,286        1,542,963
Federal National Mortgage Assn.,
  6.625s, 2010                                                     3,148        3,805,623
Federal National Mortgage Assn.,
  5.5s, 2016                                                         993        1,031,460
Federal National Mortgage Assn.,
  6s, 2016                                                         1,921        2,005,167
Federal National Mortgage Assn.,
  5.5s, 2017                                                         969        1,006,132
Federal National Mortgage Assn.,
  6s, 2017                                                         1,125        1,174,344
Federal National Mortgage Assn.,
  4.5s, 2018                                                         530          538,944
Federal National Mortgage Assn.,
  5s, 2018                                                           320          330,500
Federal National Mortgage Assn.,
  6.5s, 2028                                                       3,284        3,429,033
Federal National Mortgage Assn.,
  7.5s, 2030                                                         101          107,647
Federal National Mortgage Assn.,
  4.08s, 2031                                                        342          342,530
Federal National Mortgage Assn.,
  7.5s, 2031                                                         254          270,044
Federal National Mortgage Assn.,
  6s, 2032                                                           436          453,175
Federal National Mortgage Assn.,
  6.5s, 2032                                                       2,276        2,373,167
Federal National Mortgage Assn.,
  5s, 2033                                                           450          455,344
Federal National Mortgage Assn.,
  5.5s, 2033                                                       4,520        4,677,299
Federal National Mortgage Assn.,
  6s, 2033                                              $          3,500   $    3,636,717
Government National Mortgage Assn.,
  7.5s, 2023                                                         182          193,956
Government National Mortgage Assn.,
  7.5s, 2024                                                           6            6,338
Government National Mortgage Assn.,
  6.5s, 2028                                                         873          917,300
Government National Mortgage Assn.,
  5s, 2033                                                           380          387,600
SLM Corp., 5.375s, 2013                                              195          210,615
Student Loan Marketing Assn., 5s, 2004                               250          260,202
                                                                           --------------
                                                                           $   34,450,110
                                                                           --------------
U.S. TREASURY OBLIGATIONS -- 4.4%
U.S. Treasury Bonds, 11.875s, 2003                      $            568   $      590,875
U.S. Treasury Bonds, 6.25s, 2023                                   2,660        3,258,292
U.S. Treasury Bonds, 5.375s, 2031                                    447          503,347
U.S. Treasury Notes, 1.25s, 2005                                     387          386,773
U S. Treasury Notes, 1.625s, 2005                                    850          855,844
U.S. Treasury Notes, 5.75s, 2005                                     665          731,890
U.S. Treasury Notes, 4.375s, 2007                                    146          158,615
U.S. Treasury Notes, 4.25s, 2010                                     731          860,181
U.S. Treasury Notes, 3s, 2012                                      1,141        1,257,317
U.S. Treasury Notes, 3.875s, 2013                                    120          123,483
                                                                           --------------
                                                                           $    8,726,617
                                                                           --------------
UTILITIES -- ELECTRIC -- 0.1%
DTE Energy Co., 7.05s, 2011                             $            238   $      278,354
                                                                           --------------
UTILITIES -- ELECTRIC POWER -- 2.1%
Centerpoint Energy Resources Corp.,
  7.875s, 2013 ##                                       $             65   $       74,766
Cleveland Electric Illuminating Co.,
  9s, 2023                                                           321          337,048
Entergy Mississippi, Inc., 6.2s, 2004                                256          264,747
Firstenergy Corp., 6.45s, 2011                                        72           79,010
GGIB Funding Corp., 7.43s, 2011                                      122          126,779
Gulf States Utilities Co., 8.25s, 2004                               128          134,099
Midamerican Energy Holdings,
  3.5s, 2008 ##                                                      118          118,635
Midamerican Energy Holdings,
  5.875s, 2012 ##                                                     61           66,900
Midamerican Funding LLC, 6.927s, 2029                                454          517,177
Niagara Mohawk Power Corp.,
  7.75s, 2006                                                          1            1,145
Niagara Mohawk Power Corp.,
  8.77s, 2018                                                        560          582,876
Northeast Utilities, 8.58s, 2006                                     201          232,939
Oncor Electric Delivery Co., 7s, 2032                                312          358,294
Progress Energy, Inc., 6.85s, 2012                                   195          224,414
Progress Energy, Inc., 7.1s, 2011                                     69           80,268
PSEG Power LLC, 6.95s, 2012                                          124          142,363
PSEG Power LLC, 8.625s, 2031                                          91          117,312
Toledo Edison Co., 7.875s, 2004                                      320          340,196
TXU Corp., 7s, 2013 ##                                                75           83,063
Waterford 3 Funding Entergy Corp.,
  8.09s, 2017                                                        372          408,169
                                                                           --------------
                                                                           $    4,290,200
                                                                           --------------
WIRELESS COMMUNICATIONS -- 0.1%
AT&T Wireless Services Inc., 8.75s, 2031                $            125   $      154,508
AT&T Wireless Services, Inc.,
  7.35s, 2006                                                        107          120,069
                                                                           --------------
                                                                           $      274,577
                                                                           --------------
    Total U.S. Bonds                                                       $   72,793,733
                                                                           --------------

                                                        PRINCIPAL AMOUNT
ISSUER                                                    (000 OMITTED)         VALUE
FOREIGN BONDS -- 1.1%
CANADA -- 0.2%
Hydro Quebec, 6.3s, 201
  (Utilities-Electric)                                  $            262   $      308,251
                                                                           --------------
FRANCE -- 0.1%
France Telecom S.A., 10s, 2031
  (Telecom-Wireline)                                    $            220   $      304,422
                                                                           --------------
ISRAEL -- 0.1%
Israel St, 4.625s, 2013                                 $            112   $      109,078
                                                                           --------------
ITALY -- 0.3%
Italy Republic, 4.625s, 2005                            $            363   $      383,162
Unicredito Italiano Capital Trust
  (Banks & Credit Cos.), 1s, 2049 ##                                 208          267,473
                                                                           --------------
                                                                           $      650,635
                                                                           --------------
MEXICO -- 0.3%
Pemex Project Funding Master Trust,
  9.125s, 2010(Oils)                                    $            282   $      341,220
United Mexican States, 8.125s, 2019                                   85           96,900
United Mexican States, 11.375s, 2016                                  70          101,850
                                                                           --------------
                                                                           $      539,970
                                                                           --------------
NETHERLANDS
Deutsche Telekom Intl Fin BV, 8.75s, 2030
  (Telecom-Wireline)                                    $             70   $       89,186
                                                                           --------------
SINGAPORE -- 0.1%
DBS Capital Funding Corp., 7.657s, 2049
  (Banks & Credit Cos.) ##                              $            170   $      201,803
                                                                           --------------
    Total Foreign Bonds                                                    $    2,203,345
                                                                           --------------
    Total Bonds (Identified Cost, $71,438,879)                             $   74,997,078
                                                                           --------------
CONVERTIBLE PREFERRED STOCK -- 0.2%
U.S. STOCKS -- 0.2%
TELECOMMUNICATIONS -- 0.2%
Motorola Inc., (Identified Cost, $527,117)                        11,400   $      371,640
                                                                           --------------

PREFERRED STOCK -- 0.2%

ISSUER                                                       SHARES             VALUE
U.S. STOCKS -- 0.2%
INSURANCE -- 0.2%
Hartford Financial Services Group Inc.
  (Identified Cost, $430,281)                                      9,000   $      473,760
                                                                           --------------

                                                        PRINCIPAL AMOUNT
                                                          (000 OMITTED)
CONVERTIBLE BOND -- 0.2%
U.S. BONDS -- 0.2%
COMPUTER SOFTWARE-SYSTEMS -- 0.2%
Analog Devices Inc., 4.75s, 2005
  (Identified Cost $336,325)                            $            350   $      356,125
                                                                           --------------

SHORT-TERM OBLIGATIONS -- 6.7%
Edison Asset Securitization LLC,
  due 7/01/03                                           $          3,954   $    3,954,000
General Electric Capital Corp.,
  due 7/01/03                                                      2,896        2,896,000
Federal Home Loan Bank, due 7/01/03                                6,584        6,584,000
                                                                           --------------
    Total Short-Term Obligations, at Amortized Cost                        $   13,434,000
                                                                           --------------
    Total Investments (Identified Cost, $202,251,995 )                     $  207,769,394
                                                                           --------------
OTHER ASSETS,
  LESS LIABILITIES -- (3.3)%                                                   (6,686,262)
                                                                           --------------
    Net Assets -- 100.0%                                                   $  201,083,132
                                                                           ==============

            See portfolio footnotes and notes to financial statements

PORTFOLIO FOOTNOTES:
  * Non-income producing security.
 ** Non-income producing security - in default.
  # Payment-in-kind security.
 ## SEC Rule 144A restriction.
### Security segregated as collateral for an open futures contract.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than U.S. Dollar. A list of abbreviations is shown below.

      AUD=Australian Dollar         JPY=Japanese Yen
      CAD=Canadian Dollar           NOK=Norwegian Kroner
      DKK=Danish Kroner             NZD=New Zealand Dollar
      EUR=Euro                      PLN=Polish Zloty
      GBP=British Pounds            SEK=Swedish Kroner

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)-- June 30, 2003
(000 Omitted)

                                                                   CAPITAL         GLOBAL      GOVERNMENT       HIGH
                                                                APPRECIATION    GOVERNMENTS    SECURITIES       YIELD
                                                                  VARIABLE       VARIABLE       VARIABLE      VARIABLE
                                                                   ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT
                                                                ------------    -----------    ----------    ----------
Assets:
  Investments --
    Investments cost                                            $    293,215    $    12,518    $  120,156    $  105,344
    Unrealized appreciation (depreciation)                             5,233          1,000         6,080        (6,025)
    Repurchase agreements, at value                                       --             --        25,982            --
                                                                ------------    -----------    ----------    ----------
      Total investments, at value                               $    298,448    $    13,518    $  152,218    $   99,319

  Cash                                                          $          1    $         0*   $       33    $        0*
  Receivable for forward foreign currency exchange contracts              --             36            --             3
  Receivable for investments sold                                      3,793            876            --           168
  Receivable for units sold                                               34              1            12             3
  Interest and dividends receivable                                      125            255         1,101         1,782
  Receivable from investment adviser                                      48              6            --            --
  Other assets                                                             8             --*            2             2
                                                                ------------    -----------    ----------    ----------
      Total assets                                              $    302,457    $    14,692    $  153,366    $  101,277
                                                                ============    ===========    ==========    ==========
Liabilities:
  Payable for forward foreign currency exchange contracts       $         --    $        82    $       --    $       --
  Payable for daily variation margin on open future contracts             --              7            --            --
  Payable for investments purchased                                    1,748          1,020        23,342           811
  Payable for TBA purchase commitments                                    --             --            --            --
  Payable for units surrendered                                          240              7            61            65
  Payable to affiliates --
    Investment adviser                                                    19              1             6             6
    Administrative fee                                                     0*             0*            0*            0*
    Sponsor                                                              805            120           439           265
  Accrued expenses and other liabilities                                  46             24            37            40
                                                                ------------    -----------    ----------    ----------
      Total liabilities                                         $      2,858    $     1,261    $   23,885    $    1,187
                                                                ------------    -----------    ----------    ----------
        Net assets                                              $    299,599    $    13,431    $  129,481    $  100,090
                                                                ============    ===========    ==========    ==========

                                                                   MANAGED         MONEY          TOTAL
                                                                   SECTORS         MARKET        RETURN
                                                                  VARIABLE        VARIABLE      VARIABLE
                                                                   ACCOUNT        ACCOUNT        ACCOUNT
                                                                ------------    -----------    ----------
Assets:
  Investments --
    Investments cost                                            $     56,725    $    45,123    $  202,252
    Unrealized appreciation (depreciation)                             6,763             --         5,517
    Repurchase agreements, at value                                       --             --            --
                                                                ------------    -----------    ----------
      Total investments, at value                               $     63,488    $    45,123    $  207,769

  Cash                                                          $          0*   $         0*   $       14
  Receivable for forward foreign currency exchange contracts              --             --            --
  Receivable for investments sold                                        565             --           451
  Receivable for units sold                                               20             33            16
  Interest and dividends receivable                                       20             --         1,005
  Receivable from investment adviser                                      --             --            --
  Other assets                                                             1             13             4
                                                                ------------    -----------    ----------
      Total assets                                              $     64,094    $    45,169    $  209,259
                                                                ============    ===========    ==========
Liabilities:
  Payable for forward foreign currency exchange contracts       $         --    $        --    $       --
  Payable for daily variation margin on open future contracts             --             --            --
  Payable for investments purchased                                      472             --         1,456
  Payable for TBA purchase commitments                                    --             --         6,416
  Payable for units surrendered                                          115            395            97
  Payable to affiliates --
    Investment adviser                                                     4              2            12
    Administrative fee                                                     0*             0*            0*
    Sponsor                                                               59            353           156
  Accrued expenses and other liabilities                                  24             26            39
                                                                ------------    -----------    ----------
      Total liabilities                                         $        674    $       776    $    8,176
                                                                ------------    -----------    ----------
        Net assets                                              $     63,420    $    44,393    $  201,083
                                                                ============    ===========    ==========

* Amount less than $500.

                       See notes to financial statements.

(000 Omitted except for unit values)

                                                                CAPITAL        GLOBAL    GOVERNMENT
                                                              APPRECIATION  GOVERNMENTS  SECURITIES
                                                      UNIT      VARIABLE     VARIABLE     VARIABLE
                                          UNIT        VALUE      ACCOUNT      ACCOUNT      ACCOUNT
                                        --------    --------  ------------  -----------  -----------
Net assets applicable to contract
  owners:
Capital Appreciation Variable
  Account --
  Compass 2                                4,300    $ 45.980  $    197,851
  Compass 3                                  707      30.363        21,466
  Compass 3 - Level 2                      6,120      12.610        77,170
Global Governments Variable
  Account --
  Compass 2                                  178    $ 23.828                $     4,235
  Compass 3                                   47      23.286                      1,098
  Compass 3 - Level 2                        589      13.629                      8,029
Government Securities Variable
  Account --
  Compass 2                                2,633    $ 36.873                             $    97,055
  Compass 3                                  171      25.796                                   4,407
  Compass 3 - Level 2                      1,735      15.073                                  26,155
High Yield Variable Account --
  Compass 2                                1,967    $ 31.533
  Compass 3                                  151      23.204
  Compass 3 - Level 2                      2,685      12.392
Managed Sectors Variable Account --
  Compass 2                                  416    $ 37.871
  Compass 3                                  245      37.271
  Compass 3 - Level 2                      3,179      12.052
Money Market Variable Account --
  Compass 2                                1,379    $ 20.266
  Compass 3                                  166      16.626
  Compass 3 - Level 2                      1,061      12.435
Total Return Variable Account --
  Compass 2                                1,761    $ 38.619
  Compass 3                                  520      37.742
  Compass 3 - Level 2                      6,107      18.207
                                                              ------------  -----------  -----------
    Net assets applicable to
      owners of deferred contracts                                 296,487       13,362      127,617

Reserve for variable annuities --
    Compass 2 Contracts                                              2,792           19        1,767
    Compass 3 Contracts                                                  1           41            0
    Compass 3 - Level 2 Contracts                                      319            9           97
                                                              ------------  -----------  -----------
      Net assets                                              $    299,599  $    13,431  $   129,481
                                                              ============  ===========  ===========

                                           HIGH      MANAGED      MONEY        TOTAL
                                           YIELD     SECTORS     MARKET        RETURN
                                         VARIABLE   VARIABLE    VARIABLE      VARIABLE
                                          ACCOUNT    ACCOUNT     ACCOUNT      ACCOUNT
                                        ----------  ---------  -----------  -----------
Net assets applicable to contract
  owners:
Capital Appreciation Variable
  Account --
  Compass 2
  Compass 3
  Compass 3 - Level 2
Global Governments Variable
  Account --
  Compass 2
  Compass 3
  Compass 3 - Level 2
Government Securities Variable
  Account --
  Compass 2
  Compass 3
  Compass 3 - Level 2
High Yield Variable Account --
  Compass 2                             $   62,027
  Compass 3                                  3,486
  Compass 3 - Level 2                       33,273
Managed Sectors Variable Account --
  Compass 2                                         $ 15,776
  Compass 3                                            9,114
  Compass 3 - Level 2                                 38,319
Money Market Variable Account --
  Compass 2                                                    $    27,883
  Compass 3                                                          2,741
  Compass 3 - Level 2                                               13,184
Total Return Variable Account --
  Compass 2                                                                 $    67,990
  Compass 3                                                                      19,607
  Compass 3 - Level 2                                                           111,194
                                        ----------  --------  ------------  -----------
    Net assets applicable to
      owners of deferred contracts          98,786    63,209        43,808      198,791

Reserve for variable annuities --
    Compass 2 Contracts                      1,260        96           542        1,380
    Compass 3 Contracts                          1        24            26          228
    Compass 3 - Level 2 Contracts               43        91            17          684
                                        ----------  --------  ------------  -----------
      Net assets                        $  100,090  $ 63,420  $     44,393  $   201,083
                                        ==========  ========  ============  ===========

                       See notes to financial statements.

STATEMENTS OF OPERATIONS (Unaudited) -- Six Months Ended June 30, 2003 (000 Omitted)

                                           CAPITAL      GLOBAL     GOVERNMENT    HIGH      MANAGED      MONEY       TOTAL
                                        APPRECIATION  GOVERNMENTS  SECURITIES   YIELD      SECTORS      MARKET      RETURN
                                          VARIABLE     VARIABLE     VARIABLE   VARIABLE    VARIABLE    VARIABLE    VARIABLE
                                           ACCOUNT      ACCOUNT      ACCOUNT    ACCOUNT     ACCOUNT    ACCOUNT      ACCOUNT
                                        ------------  -----------  ----------  ---------  ----------  ----------  ----------
Net investment income (loss):
  Income --
    Interest                              $      68    $     247   $   2,675   $   4,061   $       9   $     356   $   1,973
    Dividends                                 1,222           --          --          49         250          --       1,184
                                          ---------    ---------   ---------   ---------   ---------   ---------   ---------
      Total investment income             $   1,290    $     247   $   2,675   $   4,110   $     259   $     356   $   3,157
                                          ---------    ---------   ---------   ---------   ---------   ---------   ---------
Expenses --
  Mortality and expense risk charges      $   1,737    $      80   $     825   $     563   $     365   $     345   $   1,181
  Management fee                                988           43         361         337         221         138         722
  Boards of Managers Fees                        11            1           5           4           2           2           8
  Distribution fee                               15            1           3           3           7           2          15
  Administrative fee                             23            1          11           8           5           5          17
  Custodian fee                                  69            8          26          23          18           5          50
  Printing                                       23            2           9           2           7           1          12
  Auditing fees                                  16           17          15          21          16           5          23
  Legal fees                                      0*           0*          0*         --           0*          0*          0*
  Miscellaneous                                   6            1          15           6           1          --           3
                                          ---------    ---------   ---------   ---------   ---------   ---------   ---------
    Total expenses                        $   2,888    $     154   $   1,270   $     967   $     642   $     503   $   2,031
  Fees paid indirectly                           (6)           0*          0*         (1)          0*         --          (1)
                                          ---------    ---------   ---------   ---------   ---------   ---------   ---------
    Net expenses                          $   2,882    $     154   $   1,270   $     966   $     642   $     503   $   2,030
                                          ---------    ---------   ---------   ---------   ---------   ---------   ---------
    Net investment income (loss)          $  (1,592)   $      93   $   1,405   $   3,144   $    (383)  $    (147)  $   1,127
                                          ---------    ---------   ---------   ---------   ---------   ---------   ---------
Realized and unrealized gain (loss) on
 investments:
  Realized gain (loss) (identified cost
   basis) --
    Investment transactions               $  (9,380)   $     603   $   2,107   $     645   $    (230)  $      --   $    (525)
    Futures contracts                            --           37          --          --          --          --          --
    Foreign currency transactions                (3)          66          --         (15)         --          --           1
                                          ---------    ---------   ---------   ---------   ---------   ---------   ---------
      Net realized gain (loss) on
       investments and foreign currency
       transactions                       $  (9,383)   $     706   $   2,107   $     630   $    (230)  $      --   $    (524)
                                          ---------    ---------   ---------   ---------   ---------   ---------   ---------
Change in unrealized appreciation
 (depreciation)--
    Investments                           $  51,257    $     283   $    (768)  $   5,405   $   7,559   $      --   $  13,287
    Futures contracts                            --          (38)         --          --          --          --          --
    Translation of assets and
     liabilities in foreign currencies            0*         (74)         --           5          --          --          --
                                          ---------    ---------   ---------   ---------   ---------   ---------   ---------
      Net unrealized gain (loss) on
       investments and foreign currency
       translation                        $  51,257    $     171   $    (768)  $   5,410   $   7,559   $      --   $  13,287
                                          ---------    ---------   ---------   ---------   ---------   ---------   ---------
      Net realized and unrealized gain
       on investments and foreign
       currency                           $  41,874    $     877   $   1,339   $   6,040   $   7,329   $      --   $  12,763
                                          ---------    ---------   ---------   ---------   ---------   ---------   ---------
       Increase (decrease) in net
        assets from operations            $  40,282    $     970   $   2,744   $   9,184   $   6,946   $    (147)  $  13,890
                                          =========    =========   =========   =========   =========   =========   =========

* Amount less than $500.

                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
(000 Omitted)

                                                                          CAPITAL APPRECIATION           GLOBAL GOVERNMENTS
                                                                            VARIABLE ACCOUNT              VARIABLE ACCOUNT
                                                                       ---------------------------   ---------------------------
                                                                         SIX MONTHS                   SIX MONTHS
                                                                           ENDED       YEAR ENDED        ENDED       YEAR ENDED
                                                                       JUNE 30, 2003  DECEMBER 31,   JUNE 30, 2003  DECEMBER 31,
                                                                        (UNAUDITED)       2002         (UNAUDITED)      2002
                                                                       -------------  ------------   -------------  ------------
Increase (decrease) in net assets:
From operations:
    Net investment income (loss)                                        $    (1,592)  $    (4,601)    $        93   $       198
    Net realized gain (loss) on investments
      and foreign currency transactions                                      (9,383)     (124,529)            706           497
    Net unrealized gain (loss) on investments
      and foreign currency translation                                       51,257       (19,285)            171         1,166
                                                                        -----------   -----------     -----------   -----------
      Increase (decrease) in net assets from operations                 $    40,282   $  (148,415)    $       970   $     1,861
                                                                        -----------   -----------     -----------   -----------
Participant transactions:
  Accumulation activity:
    Purchase payments received                                          $     3,820   $    10,253     $       201   $       436
    Net transfers between variable and fixed
      accumulation accounts                                                  (2,038)      (13,000)            882         1,365
    Withdrawals, surrenders, annuitizations and
      contract charges                                                      (13,913)      (47,725)           (672)       (1,490)
                                                                        -----------   -----------     -----------   -----------
      Net accumulation activity                                         $   (12,131)  $   (50,472)    $       411   $       311
                                                                        -----------   -----------     -----------   -----------
Annuitization activity:
  Annuitizations                                                         $       --   $        40        $     --   $         1
  Annuity payments and contract charges                                        (221)         (623)             (3)           (5)
  Net transfers among accounts for annuity reserves                              (4)          (13)             --            27
  Adjustments to annuity reserves                                              (178)          465              (9)          (74)
                                                                        -----------   -----------     -----------   -----------
    Net annuitization activity                                          $      (403)  $      (131)    $       (12)  $       (51)
                                                                        -----------   -----------     -----------   -----------
  Increase (decrease) in net assets from participant
    transactions                                                        $   (12,534)  $   (50,603)    $       399   $       260
                                                                        -----------   -----------     -----------   -----------
    Total increase (decrease) in net assets                             $    27,748   $  (199,018)    $     1,369   $     2,121
Net assets:
  At beginning of period                                                    271,851       470,869          12,062         9,941
                                                                        -----------   -----------     -----------   -----------
  At end of period                                                      $   299,599   $   271,851     $    13,431   $    12,062
                                                                        ===========   ===========     ===========   ===========

                                                                          GOVERNMENT SECURITIES
                                                                             VARIABLE ACCOUNT
                                                                       ---------------------------
                                                                        SIX MONTHS
                                                                           ENDED       YEAR ENDED
                                                                       JUNE 30, 2003  DECEMBER 31,
                                                                        (UNAUDITED)       2002
                                                                       -------------  ------------
Increase (decrease) in net assets:
From operations:
    Net investment income (loss)                                        $     1,405   $     4,376
    Net realized gain (loss) on investments
      and foreign currency transactions                                       2,107         1,007
    Net unrealized gain (loss) on investments
      and foreign currency translation                                         (768)        4,771
                                                                        -----------   -----------
      Increase (decrease) in net assets from operations                 $     2,744   $    10,154
                                                                        -----------   -----------
Participant transactions:
  Accumulation activity:
    Purchase payments received                                          $     1,351   $     2,179
    Net transfers between variable and fixed
      accumulation accounts                                                   1,348         4,607
    Withdrawals, surrenders, annuitizations and
      contract charges                                                       (7,556)      (16,712)
                                                                        -----------   -----------
      Net accumulation activity                                         $    (4,857)  $    (9,926)
                                                                        -----------   -----------
Annuitization activity:
  Annuitizations                                                        $         1   $        39
  Annuity payments and contract charges                                        (315)         (490)
  Net transfers among accounts for annuity reserves                              (4)           62
  Adjustments to annuity reserves                                                36           (41)
                                                                        -----------   -----------
    Net annuitization activity                                          $      (282)  $      (430)
                                                                        -----------   -----------
  Increase (decrease) in net assets from participant
    transactions                                                        $    (5,139)  $   (10,356)
                                                                        -----------   -----------
    Total increase (decrease) in net assets                             $    (2,395)  $      (202)
Net assets:
  At beginning of period                                                    131,876       132,078
                                                                        -----------   -----------
  At end of period                                                      $   129,481   $   131,876
                                                                        ===========   ===========

                       See notes to financial statements.

                                                                                   HIGH YIELD                 MANAGED SECTORS
                                                                                VARIABLE ACCOUNT             VARIABLE ACCOUNT
                                                                           --------------------------   --------------------------
                                                                             SIX MONTHS                  SIX MONTHS
                                                                               ENDED      YEAR ENDED        ENDED      YEAR ENDED
                                                                           JUNE 30, 2003 DECEMBER 31,   JUNE 30, 2003 DECEMBER 31,
                                                                            (UNAUDITED)      2002        (UNAUDITED)       2002
                                                                           ------------- ------------   ------------- ------------
Increase (decrease) in net assets:
From operations:
    Net investment income (loss)                                             $   3,144      $  7,007      $    (383)   $   (1,083)
    Net realized gain (loss) on investments and foreign currency
      transactions                                                                 630       (17,649)          (230)      (16,573)
    Net unrealized gain (loss) on investments and foreign currency
      translation                                                                5,410        10,942          7,559        (6,684)
                                                                             ---------      --------      ---------    ----------
      Increase (decrease) in net assets from operations                      $   9,184      $    300      $  6,946     $  (24,340)
                                                                             ---------      --------      ---------    ----------
Participant transactions:
  Accumulation activity:
    Purchase payments received                                               $     724      $  1,286      $   1,588    $    3,932
    Net transfers between variable and fixed accumulation accounts                 570        16,395         (1,172)       (5,119)
    Withdrawals, surrenders, annuitizations and contract charges                (4,302)      (10,451)        (3,330)      (11,761)
                                                                             ---------      --------      ---------    ----------
      Net accumulation activity                                              $  (3,008)     $  7,230      $  (2,914)   $  (12,948)
                                                                             ---------      --------      ---------    ----------
Annuitization activity:
  Annuitizations                                                             $      --      $    106      $      --    $       13
  Annuity payments and contract charges                                           (122)         (313)           (17)          (73)
  Net transfers among accounts for annuity reserves                                  8            (4)            --           (21)
  Adjustments to annuity reserves                                                 (160)           14             (7)           10
                                                                             ---------      --------      ---------    ----------
    Net annuitization activity                                               $    (274)     $   (197)     $     (24)   $      (71)
                                                                             ---------      --------      ---------    ----------
  Increase (decrease) in net assets from participant transactions            $  (3,282)     $  7,033      $  (2,938)   $  (13,019)
                                                                             ---------      --------      ---------    ----------
    Total increase (decrease) in net assets                                  $   5,902      $  7,333      $   4,008    $  (37,359)
Net assets:
  At beginning of period                                                        94,188        86,855         59,412        96,771
                                                                             ---------      --------      ---------    ----------
  At end of period                                                           $ 100,090      $ 94,188      $  63,420    $   59,412
                                                                             =========      ========      =========    ==========

                       See notes to financial statements.

                                                                                  MONEY MARKET                TOTAL RETURN
                                                                                VARIABLE ACCOUNT             VARIABLE ACCOUNT
                                                                           --------------------------   --------------------------
                                                                            SIX MONTHS                   SIX MONTHS
                                                                               ENDED      YEAR ENDED         ENDED     YEAR ENDED
                                                                           JUNE 30, 2003 DECEMBER 31,   JUNE 30, 2003 DECEMBER 31,
                                                                            (UNAUDITED)      2002        (UNAUDITED)      2002
                                                                           ------------- ------------   ------------- ------------
Increase (decrease) in net assets:
From operations:
    Net investment income (loss)                                             $    (147)   $      (31)    $     1,127   $     3,536
    Net realized loss on investments and foreign currency
      transactions                                                                  --            --            (524)       (7,793)
    Net unrealized gain (loss) on investments and foreign currency
      translation                                                                   --            --          13,287       (11,303)
                                                                             ---------    ----------     -----------   -----------
      Increase (decrease) in net assets from operations                      $    (147)   $      (31)    $    13,890   $   (15,560)
                                                                             ---------    ----------     -----------   -----------

Participant transactions:
  Accumulation activity:
    Purchase payments received                                               $   1,172    $    1,789     $     2,770   $     6,095
    Net transfers between variable and fixed accumulation accounts              (1,151)       (9,692)         (2,142)        1,032
    Withdrawals, surrenders, annuitizations and contract charges                (5,982)      (21,484)        (10,724)      (27,208)
                                                                             ---------    ----------     -----------   -----------
      Net accumulation activity                                              $  (5,961)   $  (29,387)    $   (10,096)  $   (20,081)
                                                                             ---------    ----------     -----------   -----------
Annuitization activity:
  Annuitizations                                                             $       7    $       19     $       258   $       180
  Annuity payments and contract charges                                            (57)         (136)           (226)         (429)
  Net transfers among accounts for annuity reserves                                 --            11              --            (5)
  Adjustments to annuity reserves                                                   (8)           17             (99)         (209)
                                                                             ---------    ----------     -----------   -----------
    Net annuitization activity                                               $     (58)   $      (89)    $       (67)  $      (463)
                                                                             ---------    ----------     -----------   -----------
  Decrease in net assets from participant transactions                       $  (6,019)   $  (29,476)    $   (10,163)  $   (20,544)
                                                                             ---------    ----------     -----------   -----------
    Total increase (decrease) in net assets                                  $  (6,166)   $  (29,507)    $     3,727   $   (36,104)
Net assets:
  At beginning of period                                                        50,559        80,066         197,356       233,460
                                                                             ---------    ----------     -----------   -----------
  At end of period                                                           $  44,393    $   50,559     $   201,083   $   197,356
                                                                             =========    ==========     ===========   ===========

                       See notes to financial statements.

PER UNIT AND OTHER DATA

The financial highlights table is intended to help you understand the fund's financial performance for the semiannual period and the past 5 fiscal years. Certain information reflects financial results for a single account unit. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the account.

                                                               CAPITAL APPRECIATION VARIABLE ACCOUNT
                                                      -------------------------------------------------------
                                                                              COMPASS 2
                                                      -------------------------------------------------------
                                                      SIX MONTHS ENDED             YEAR ENDED DECEMBER 31,
                                                       JUNE 30, 2003          -------------------------------
                                                        (UNAUDITED)               2002              2001
                                                      ----------------        ------------       ------------
Per unit data:*
  Net asset value -- beginning of period              $         39.859        $     59.446       $     80.578
                                                      ----------------        ------------       ------------
  Investment income                                   $          0.198        $      0.369       $      0.598
  Expenses                                                      (0.441)             (1.002)            (1.401)
                                                      ----------------        ------------       ------------
    Net investment loss                               $         (0.243)       $     (0.633)      $     (0.803)
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions                6.364             (18.954)           (20.329)
                                                      ----------------        ------------       ------------
  Net increase (decrease) in unit value               $          6.121        $    (19.587)      $    (21.132)
                                                      ----------------        ------------       ------------
  Unit value:
  Net asset value -- end of period                    $         45.980        $     39.859       $     59.446
                                                      ================        ============       ============
  Total Return                                                   15.36%#+++^^       (32.95)%+++        (26.22)%+++
Ratios (to average net assets):
  Expenses##                                                      2.13%++             2.12%              0.79%+
  Net investment loss                                            (1.15)%++           (1.36)%            (1.19)%+
Portfolio turnover                                                  44%                 80%               123%
Number of units outstanding at end of period
  (000 Omitted)                                                  4,300               4,521              5,340

                                                          CAPITAL APPRECIATION VARIABLE ACCOUNT
                                                      ----------------------------------------------
                                                                        COMPASS 2
                                                      ----------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                                      ----------------------------------------------
                                                          2000             1999             1998
                                                      ------------     ------------     ------------
Per unit data:*
  Net asset value -- beginning of period              $     92.242     $     70.426     $     55.390
                                                      ------------     ------------     ------------
  Investment income                                   $      0.907     $      0.401     $      0.311
  Expenses                                                  (1.920)          (1.519)          (1.275)
                                                      ------------     ------------     ------------
    Net investment loss                               $     (1.013)    $     (1.118)    $     (0.964)
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions          (10.651)          22.934           16.000
                                                      ------------     ------------     ------------
  Net increase (decrease) in unit value               $    (11.664)    $     21.816     $     15.036
                                                      ------------     ------------     ------------
  Unit value:
  Net asset value -- end of period                    $     80.578     $     92.242     $     70.426
                                                      ============     ============     ============
  Total Return                                                  --               --               --
Ratios (to average net assets):
  Expenses##                                                  0.76%+           0.76%+           0.77%+
  Net investment loss                                        (1.08)%+         (1.51)%+         (1.55)%+
Portfolio turnover                                             140%              85%              78%
Number of units outstanding at end of period
  (000 Omitted)                                              5,818            6,403            7,447

                                                               CAPITAL APPRECIATION VARIABLE ACCOUNT
                                                      -------------------------------------------------------
                                                                              COMPASS 3
                                                      -------------------------------------------------------
                                                      SIX MONTHS ENDED             YEAR ENDED DECEMBER 31,
                                                       JUNE 30, 2003          -------------------------------
                                                        (UNAUDITED)               2002              2001
                                                      ----------------        ------------       ------------
Per unit data:*
  Net asset value -- beginning of period              $         26.334        $     39.314       $     53.342
                                                      ----------------        ------------       ------------
  Investment income                                   $          0.128        $      0.240       $      0.417
  Expenses                                                      (0.301)             (0.688)            (1.025)
                                                      ----------------        ------------       ------------
    Net investment loss                               $         (0.173)       $     (0.448)      $     (0.608)
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions                4.202             (12.532)           (13.420)
                                                      ----------------        ------------       ------------
  Net increase (decrease) in unit value               $          4.029        $    (12.980)      $    (14.028)
                                                      ----------------        ------------       ------------
  Unit value:
  Net asset value -- end of period                    $         30.363        $     26.334       $     39.314
                                                      ================        ============       ============
  Total Return                                                   15.30%#+++^^       (33.02)%+++        (26.30)%+++
Ratios (to average net assets):
  Expenses##                                                      2.23%++             2.22%              0.79%+
  Net investment loss                                            (1.26)%++           (1.42)%            (1.19)%+
Portfolio turnover                                                  44%                 80%               123%
Number of units outstanding at end of
  period (000 Omitted)                                             707                 812                999

                                                          CAPITAL APPRECIATION VARIABLE ACCOUNT
                                                      ----------------------------------------------
                                                                        COMPASS 3
                                                      ----------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                                      ----------------------------------------------
                                                          2000             1999             1998
                                                      ------------     ------------     ------------
Per unit data:*
  Net asset value -- beginning of period              $     61.123     $     46.713     $     36.776
                                                      ------------     ------------     ------------
  Investment income                                   $      0.581     $      0.261     $      0.203
  Expenses                                                  (1.317)          (1.042)          (0.875)
                                                      ------------     ------------     ------------
    Net investment loss                               $     (0.736)    $     (0.781)    $     (0.672)
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions           (7.045)          15.191           10.609
                                                      ------------     ------------     ------------
  Net increase (decrease) in unit value               $     (7.781)    $     14.410     $      9.937
                                                      ------------     ------------     ------------
  Unit value:
  Net asset value -- end of period                    $     53.342     $     61.123     $     46.713
                                                      ============     ============     ============
  Total Return                                                  --               --               --
Ratios (to average net assets):
  Expenses##                                                  0.76%+           0.76%+           0.77%+
  Net investment loss                                        (1.08)%+         (1.51)%+         (1.55)%+
Portfolio turnover                                             140%              85%              78%
Number of units outstanding at end of
  period (000 Omitted)                                       1,327            1,824            2,452

   * Per unit data are based on the average number of units outstanding during each year.
   + Excluding mortality and expense risk charges and distribution expense charges.
  ++ Annualized.
 +++ The total return does not reflect load fees in conjuction with the redemption of units.
   # Not annualized.
  ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
  ^^ The fund's total return calculation includes a payment received from a non-recurring litigation settlement recorded as a realized gain in the Statement of Operations. Excluding the effect of this payment from the fund's ending net asset value per share, the per unit value total return for the six months ended June 30, 2003, would have been 13.08% and 13.03% Compass 2 and 3, respectively.

                       See notes to financial statements.

                                                              CAPITAL APPRECIATION VARIABLE ACCOUNT
                                                      -------------------------------------------------------
                                                                     COMPASS 3 - LEVEL 2
                                                      -------------------------------------------------------
                                                      SIX MONTHS ENDED             YEAR ENDED DECEMBER 31,
                                                       JUNE 30, 2003          -------------------------------
                                                         (UNAUDITED)              2002               2001
                                                      ----------------        ------------       ------------
Per unit data:*
  Net asset value -- beginning of period              $         10.929        $     16.292       $     22.072
                                                      ----------------        ------------       ------------
  Investment income                                   $          0.053        $      0.100       $      0.154
  Expenses                                                      (0.118)             (0.260)            (0.357)
                                                      ----------------        ------------       ------------
    Net investment loss                               $         (0.065)       $     (0.160)      $     (0.203)
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions                1.746              (5.203)            (5.577)
                                                      ----------------        ------------       ------------
  Net increase (decrease) in unit value               $          1.681        $     (5.363)      $     (5.780)
                                                      ----------------        ------------       ------------
  Unit value:
  Net asset value -- end of period                    $         12.610        $     10.929       $     16.292
                                                      ================        ============       ============
  Total Return                                                   15.38%#+++^^       (32.92)%+++        (26.19)%+++
Ratios (to average net assets):
  Expenses##                                                      2.08%++             2.07%              0.79%+
  Net investment loss                                            (1.13)%++           (1.32)%            (1.19)%+
Portfolio turnover                                                  44%                 80%               123%
Number of units outstanding at
  end of period (000 Omitted)                                    6,120               6,148              6,705

                                                          CAPITAL APPRECIATION VARIABLE ACCOUNT
                                                      ----------------------------------------------
                                                                 COMPASS 3 - LEVEL 2
                                                      ----------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                                      ----------------------------------------------
                                                          2000             1999             1998
                                                      ------------     ------------     ------------
Per unit data:*
  Net asset value -- beginning of period              $     25.255     $     19.272     $     15.150
                                                      ------------     ------------     ------------
  Investment income                                   $      0.247     $      0.109     $      0.085
  Expenses                                                  (0.513)          (0.409)          (0.342)
                                                      ------------     ------------     ------------
    Net investment loss                               $     (0.266)    $     (0.300)    $     (0.257)
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions           (2.917)           6.283            4.379
                                                      ------------     ------------     ------------
  Net increase (decrease) in unit value               $     (3.183)    $      5.983     $      4.122
                                                      ------------     ------------     ------------
  Unit value:
  Net asset value -- end of period                    $     22.072     $     25.255     $     19.272
                                                      ============     ============     ============
  Total Return                                                  --               --               --
Ratios (to average net assets):
  Expenses##                                                  0.76%+           0.76%+           0.77%+
  Net investment loss                                        (1.08)%+         (1.51)%+         (1.55)%+
Portfolio turnover                                             140%              85%              78%
Number of units outstanding at
  end of period (000 Omitted)                                6,283            5,632            5,055

   * Per unit data are based on the average number of units outstanding during each year.
   + Excluding mortality and expense risk charges and distribution expense charges.
  ++ Annualized.
 +++ The total return does not reflect load fees in conjuction with the redemption of units.
   # Not annualized.
  ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
  ^^ The fund's total return calculation includes a payment received from a non-recurring litigation settlement recorded as a realized gain in the Statement of Operations. Excluding the effect of this payment from the fund's ending net asset value per share, the per unit value total return for the six months ended June 30, 2003, would have been 13.11%.

                       See notes to financial statements.

                                                               GLOBAL GOVERNMENTS VARIABLE ACCOUNT
                                                      ------------------------------------------------------
                                                                           COMPASS 2
                                                      ------------------------------------------------------
                                                      SIX MONTHS ENDED           YEAR ENDED DECEMBER 31,
                                                       JUNE 30, 2003         -------------------------------
                                                        (UNAUDITED)              2002               2001
                                                      ----------------       ------------       ------------
Per unit data:*
  Net asset value -- beginning of period              $         22.125       $     18.653       $     19.378
                                                      ----------------       ------------       ------------
  Investment income~~                                 $          0.446       $      0.861       $      0.946
  Expenses                                                      (0.277)            (0.486)            (0.500)
                                                      ----------------       ------------       ------------
    Net investment income~                            $          0.169       $      0.375       $      0.446
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions                1.534              3.097             (1.171)
                                                      ----------------       ------------       ------------
  Net increase (decrease) in unit value               $          1.703       $      3.472       $     (0.725)
                                                      ----------------       ------------       ------------
  Unit value:
  Net asset value -- end of period                    $         23.828       $     22.125       $     18.653
                                                      ================       ============       ============
  Total Return                                                    7.70%#+++         18.61%+++          (3.74)%+++
Ratios (to average net assets):
  Expenses##                                                      2.47%++            2.50%              1.28%+
  Net investment income~~                                         1.44%++            1.73%              2.23%+
Portfolio turnover                                                  63%               126%                72%
Number of units outstanding at end
  of period (000 Omitted)                                          178                160                134

  ~ The investment adviser voluntarily agreed
    under a temporary expense agreement to pay all
    of the account's operating expenses, exclusive
    of mortality and expense risk fees; in excess
    of 1.25% of average daily net assets. To the
    extent actual expenses were over this
    limitation net investment income per share and
    the ratios would have been:
Net investment income~~                               $             --       $      0.850       $      0.470
Ratios (to average net assets):
  Expenses##                                                        --               2.44%              1.39%+
  Net investment income~~                                           --               1.79%              2.12%+

                                                            GLOBAL GOVERNMENTS VARIABLE ACCOUNT
                                                      ----------------------------------------------
                                                                        COMPASS 2
                                                      ----------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                                      ----------------------------------------------
                                                          2000             1999             1998
                                                      ------------     ------------     ------------
Per unit data:*
  Net asset value -- beginning of period              $     19.459     $     20.830     $     18.280
                                                      ------------     ------------     ------------
  Investment income~~                                 $      1.144     $      1.095     $      1.081
  Expenses                                                  (0.471)          (0.479)          (0.451)
                                                      ------------     ------------     ------------
    Net investment income~                            $      0.673     $      0.616     $      0.630
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions           (0.754)          (1.987)           1.920
                                                      ------------     ------------     ------------
  Net increase (decrease) in unit value               $     (0.081)    $     (1.371)    $      2.550
                                                      ------------     ------------     ------------
  Unit value:
  Net asset value -- end of period                    $     19.378     $     19.459     $     20.830
                                                      ============     ============     ============
  Total Return                                                  --               --               --
Ratios (to average net assets):
  Expenses##                                                  1.25%+           1.11%+           1.08%+
  Net investment income~~                                     3.50%+           3.07%+           3.33%+
Portfolio turnover                                             130%             172%             306%
Number of units outstanding at end
  of period (000 Omitted)                                      167              212              296

  ~ The investment adviser voluntarily agreed
    under a temporary expense agreement to pay all
    of the account's operating expenses, exclusive
    of mortality and expense risk fees; in excess
    of 1.25% of average daily net assets. To the
    extent actual expenses were over this
    limitation net investment income per share and
    the ratios would have been:
Net investment income~~                               $         --     $         --     $         --
Ratios (to average net assets):
  Expenses##                                                    --               --               --
  Net investment income~~                                       --               --               --

                                                               GLOBAL GOVERNMENTS VARIABLE ACCOUNT
                                                      ------------------------------------------------------
                                                                           COMPASS 3
                                                      ------------------------------------------------------
                                                      SIX MONTHS ENDED           YEAR ENDED DECEMBER 31,
                                                       JUNE 30, 2003         -------------------------------
                                                        (UNAUDITED)              2002               2001
                                                      ----------------       ------------       ------------
Per unit data:*
  Net asset value -- beginning of period              $         21.638       $     18.269       $     19.007
                                                      ----------------       ------------       ------------
  Investment income~~                                 $          0.438       $      0.846       $      1.063
  Expenses                                                      (0.282)            (0.511)            (0.579)
                                                      ----------------       ------------       ------------
    Net investment income~                            $          0.156       $      0.335       $      0.484
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions                1.492              3.034             (1.222)
                                                      ----------------       ------------       ------------
  Net increase (decrease) in unit value               $          1.648       $      3.369       $     (0.738)
                                                      ----------------       ------------       ------------
  Unit value:
  Net asset value -- end of period                    $         23.286       $     21.638       $     18.269
                                                      ================       ============       ============
  Total Return                                                    7.62%#+++         18.44%+++          (3.88)%+++
Ratios (to average net assets):
  Expenses##                                                      2.62%++            2.65%              1.28%+
  Net investment income~~                                         1.36%++            1.77%              2.23%+
Portfolio turnover                                                  63%               126%                72%
Number of units outstanding at end of
  period (000 Omitted)                                              47                 58                 68

  ~ The investment adviser voluntarily agreed
    under a temporary expense agreement to pay all
    of the account's operating expenses, exclusive
    of mortality and expense risk fees; in excess
    of 1.25% of average daily net assets. To the
    extent actual expenses were over this
    limitation net investment income per share and
    the ratios would have been:
Net investment income~~                               $             --       $      0.840       $      0.500
Ratios (to average net assets):
  Expenses##                                                        --               2.56%              1.39%+
  Net investment income~~                                           --               1.87%              2.12%+

                                                             GLOBAL GOVERNMENTS VARIABLE ACCOUNT
                                                      ------------------------------------------------
                                                                         COMPASS 3
                                                      ------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                                      ------------------------------------------------
                                                          2000             1999               1998
                                                      ------------     ------------       ------------
Per unit data:*
  Net asset value -- beginning of period              $     19.115     $     20.492       $     18.010
                                                      ------------     ------------       ------------
  Investment income~~                                 $      1.103     $      0.986       $      1.046
  Expenses                                                  (0.480)          (0.442)            (0.428)
                                                      ------------     ------------       ------------
    Net investment income~                            $      0.623     $      0.544       $      0.618
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions           (0.731)          (1.921)             1.864
                                                      ------------     ------------       ------------
  Net increase (decrease) in unit value               $     (0.108)    $     (1.377)      $      2.482
                                                      ------------     ------------       ------------
  Unit value:
  Net asset value -- end of period                    $     19.007     $     19.115       $     20.492
                                                      ============     ============       ============
  Total Return                                                  --               --                 --

Ratios (to average net assets):
  Expenses##                                                  1.25%+           1.11%+             1.08%+
  Net investment income~~                                     3.50%+           3.07%+             3.33%+
Portfolio turnover                                             130%             172%               306%
Number of units outstanding at end of
  period (000 Omitted)                                         108              186                290

  ~ The investment adviser voluntarily agreed
    under a temporary expense agreement to pay all
    of the account's operating expenses, exclusive
    of mortality and expense risk fees; in excess
    of 1.25% of average daily net assets. To the
    extent actual expenses were over this
    limitation net investment income per share and
    the ratios would have been:
Net investment income~~                               $         --     $         --       $         --
Ratios (to average net assets):
  Expenses##                                                    --               --                 --
  Net investment income~~                                       --               --                 --

  ~~ As required, effective January 1, 2001 the account has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.08 and $0.08, respectively, increase net realized and unrealized gains and losses per share by $0.08 and $0.08, respectively, and decrease the ratio of net investment income to average net assets by 0.41% and 0.41%, respectively. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
   * Per unit data are based on the average number of units outstanding during each year.
   + Excluding mortality and expense risk charges and distribution expense charges.
  ++ Annualized.
 +++ The total return does not reflect load fees in conjunction with the redemption of units.
   # Not Annualized.
  ## Ratios do not reflect reductions from fees paid indirectly.

                       See notes to financial statements.

                                                               GLOBAL GOVERNMENTS VARIABLE ACCOUNT
                                                      ------------------------------------------------------
                                                                      COMPASS 3 - LEVEL 2
                                                      ------------------------------------------------------
                                                      SIX MONTHS ENDED           YEAR ENDED DECEMBER 31,
                                                       JUNE 30, 2003         -------------------------------
                                                         (UNAUDITED)             2002               2001
                                                      ----------------       ------------       ------------
Per unit data:*
  Net asset value -- beginning of period              $         12.655       $     10.669       $     11.083
                                                      ----------------       ------------       ------------
  Investment income~~                                 $          0.251       $      0.499       $      0.520
  Expenses                                                      (0.156)            (0.281)            (0.274)
                                                      ----------------       ------------       ------------
    Net investment income~                            $          0.095       $      0.218       $      0.246
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions                0.879              1.768             (0.660)
                                                      ----------------       ------------       ------------
  Net increase (decrease) in unit value               $          0.974       $      1.986       $     (0.414)
                                                      ----------------       ------------       ------------
  Unit value:
  Net asset value -- end of period                    $         13.629       $     12.655       $     10.669
                                                      ================       ============       ============
  Total Return                                                    7.70%#+++         18.61%+++          (3.74)%+++
Ratios (to average net assets):
  Expenses##                                                      2.47%++            2.50%              1.28%+
  Net investment income~~                                         1.43%++            1.70%              2.23%+
Portfolio turnover                                                  63%               126%                72%
Number of units outstanding at end of
  period (000 Omitted)                                             589                568                574

  ~ The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the account's operating expenses, exclusive of mortality and expense risk fees; in excess of 1.25% of average daily net assets. To the extent actual expenses were over this limitation net investment income per share and the ratios would have been:

Net investment income~~                               $             --       $      0.490       $      0.260
Ratios (to average net assets):
  Expenses##                                                        --               2.42%              1.40%+
  Net investment income~~                                           --               1.78%              2.12%+

                                                           GLOBAL GOVERNMENTS VARIABLE ACCOUNT
                                                      ----------------------------------------------
                                                                   COMPASS 3 - LEVEL 2
                                                      ----------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                                      ----------------------------------------------
                                                          2000             1999             1998
                                                      ------------     ------------     ------------
Per unit data:*
  Net asset value -- beginning of period              $     11.130     $     11.914     $     10.455
                                                      ------------     ------------     ------------
  Investment income~~                                 $      0.654     $      1.826     $      0.627
  Expenses                                                  (0.270)          (0.782)          (0.253)
                                                      ------------     ------------     ------------
    Net investment income~                            $      0.384     $      1.044     $      0.374
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions           (0.431)          (1.828)           1.085
                                                      ------------     ------------     ------------
  Net increase (decrease) in unit value               $     (0.047)    $     (0.784)    $      1.459
                                                      ------------     ------------     ------------
  Unit value:
  Net asset value -- end of period                    $     11.083     $     11.130     $     11.914
                                                      ============     ============     ============
  Total Return                                                  --               --               --
Ratios (to average net assets):
  Expenses##                                                  1.25%+           1.11%+           1.08%+
  Net investment income~~                                     3.50%+           3.07%+           3.33%+
Portfolio turnover                                             130%             172%             306%
Number of units outstanding at end of
  period (000 Omitted)                                         619              641              695

  ~ The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the account's operating expenses, exclusive of mortality and expense risk fees; in excess of 1.25% of average daily net assets. To the extent actual expenses were over this limitation net investment income per share and the ratios would have been:

Net investment income~~                               $         --     $         --     $         --
Ratios (to average net assets):
  Expenses##                                                    --               --               --
  Net investment income~~                                       --               --               --

  ~~ As required, effective January 1, 2001 the account has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.04, increase net realized and unrealized gains and losses per share by $0.04, and decrease the ratio of net investment income to average net assets by 0.41%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
   * Per unit data are based on the average number of units outstanding during each year.
   + Excluding mortality and expense risk charges and distribution expense charges.
  ++ Annualized.
 +++ The total return does not reflect load fees in conjunction with the redemption of units.
   # Not Annualized.
  ## Ratios do not reflect reductions from fees paid indirectly.

                       See notes to financial statements.

                                                              GOVERNMENT SECURITIES VARIABLE ACCOUNT
                                                      ------------------------------------------------------
                                                                           COMPASS 2
                                                      ------------------------------------------------------
                                                      SIX MONTHS ENDED           YEAR ENDED DECEMBER 31,
                                                       JUNE 30, 2003         -------------------------------
                                                         (UNAUDITED)             2002               2001
                                                      ----------------       ------------       ------------
Per unit data:*
  Net asset value -- beginning of period              $         36.124       $     33.448       $     31.520
                                                      ----------------       ------------       ------------
  Investment income~~                                 $          0.756       $      1.862       $      2.183
  Expenses                                                      (0.359)            (0.677)            (0.661)
                                                      ----------------       ------------       ------------
    Net investment loss                               $          0.397       $      1.185       $      1.522
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions                0.352              1.491              0.406
                                                      ----------------       ------------       ------------
  Net increase (decrease) in unit value               $          0.749       $      2.676       $      1.928
                                                      ----------------       ------------       ------------
  Unit value:
  Net asset value -- end of period                    $         36.873       $     36.124       $     33.448
                                                      ================       ============       ============
  Total Return                                                    2.07%#+++          8.00%+++           6.12%+++
Ratios (to average net assets):
  Expenses##                                                      1.97%++            1.94%              0.66%+
  Net investment income~~                                         2.15%++            3.19%              4.42%+
Portfolio turnover                                                  78%               139%                89%
Number of units outstanding at end of
  period (000 Omitted)                                           2,633              2,759              3,043

                                                         GOVERNMENT SECURITIES VARIABLE ACCOUNT
                                                      ----------------------------------------------
                                                                        COMPASS 2
                                                      ----------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                                      ----------------------------------------------
                                                          2000             1999             1998
                                                      ------------     ------------     ------------
Per unit data:*
  Net asset value -- beginning of period              $     28.523     $     29.418     $     27.537
                                                      ------------     ------------     ------------
  Investment income~~                                 $      2.169     $      2.053     $      1.884
  Expenses                                                  (0.572)          (0.558)          (0.545)
                                                      ------------     ------------     ------------
    Net investment loss                               $      1.597     $      1.495     $      1.339
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions            1.400           (2.390)           0.542
                                                      ------------     ------------     ------------
  Net increase (decrease) in unit value               $      2.997     $     (0.895)    $      1.881
                                                      ------------     ------------     ------------
  Unit value:
  Net asset value -- end of period                    $     31.520     $     28.523     $     29.418
                                                      ============     ============     ============
  Total Return                                                  --               --               --
Ratios (to average net assets):
  Expenses##                                                  0.64%+           0.63%+           0.62%+
  Net investment income~~                                     5.28%+           5.06%+           4.61%+
Portfolio turnover                                              51%              75%             137%
Number of units outstanding at end of
  period (000 Omitted)                                       3,210            4,228            4,751

                                                             GOVERNMENT SECURITIES VARIABLE ACCOUNT
                                                      ------------------------------------------------------
                                                                          COMPASS 3
                                                      ------------------------------------------------------
                                                      SIX MONTHS ENDED           YEAR ENDED DECEMBER 31,
                                                       JUNE 30, 2003         -------------------------------
                                                         (UNAUDITED)             2002               2001
                                                      ----------------       ------------       ------------
Per unit data:*
  Net asset value -- beginning of period              $         25.284       $     23.434       $     22.105
                                                      ----------------       ------------       ------------
  Investment income~~                                 $          0.524       $      1.300       $      1.590
  Expenses                                                      (0.258)            (0.495)            (0.510)
                                                      ----------------       ------------       ------------
    Net investment loss                               $          0.266       $      0.805       $      1.080
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions                0.246              1.045              0.249
                                                      ----------------       ------------       ------------
  Net increase (decrease) in unit value               $          0.512       $      1.850       $      1.329
                                                      ----------------       ------------       ------------
  Unit value:
  Net asset value -- end of period                    $         25.796       $     25.284       $     23.434
                                                      ================       ============       ============
  Total Return                                                    2.02%#+++          7.89%+++           6.01%+++
Ratios (to average net assets):
  Expenses##                                                      2.07%++            2.04%              0.66%+
  Net investment income~~                                         2.08%++            3.36%              4.42%+
Portfolio turnover                                                  78%               139%                89%
Number of units outstanding at end of
  period (000 Omitted)                                             171                205                254

                                                         GOVERNMENT SECURITIES VARIABLE ACCOUNT
                                                      ----------------------------------------------
                                                                        COMPASS 3
                                                      ----------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                                      ----------------------------------------------
                                                          2000             1999             1998
                                                      ------------     ------------     ------------
Per unit data:*
  Net asset value -- beginning of period              $     20.023     $     20.672     $     19.369
                                                      ------------     ------------     ------------
  Investment income~~                                 $      1.476     $      1.410     $      1.327
  Expenses                                                  (0.412)          (0.407)          (0.406)
                                                      ------------     ------------     ------------
    Net investment loss                               $      1.064     $      1.003     $      0.921
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions            1.018           (1.652)           0.382
                                                      ------------     ------------     ------------
  Net increase (decrease) in unit value               $      2.082     $     (0.649)    $      1.303
                                                      ------------     ------------     ------------
  Unit value:
  Net asset value -- end of period                    $     22.105     $     20.023     $     20.672
                                                      ============     ============     ============
  Total Return                                                  --               --               --
Ratios (to average net assets):
  Expenses##                                                  0.64%+           0.63%+           0.62%+
  Net investment income~~                                     5.28%+           5.06%+           4.61%+
Portfolio turnover                                              51%              75%             137%
Number of units outstanding at end of
  period (000 Omitted)                                         398              701              851

  ~~ As required, effective January 1, 2001, the account adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.06, $0.04 and $0.03, respectively, increase net realized and unrealized gains and losses per share by $0.06, $0.04 and $0.03, respectively, and decrease the ratio of net investment income to average net assets by 0.19%, 0.19% and 0.19%, respectively. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
   * Per unit data are based on the average number of units outstanding during each year.
   + Excluding mortality and expense risk charges and distribution expense charges.
  ++ Annualized.
 +++ The total return does not reflect load fees in conjuction with the redemption of units.
   # Not annualized.
  ## Ratios do not reflect reductions from fees paid indirectly.

                       See notes to financial statements.

                                                            GOVERNMENT SECURITIES VARIABLE ACCOUNT
                                                      -----------------------------------------------------
                                                                     COMPASS 3 - LEVEL 2
                                                      -----------------------------------------------------
                                                      SIX MONTHS ENDED           YEAR ENDED DECEMBER 31,
                                                       JUNE 30, 2003        -------------------------------
                                                         (UNAUDITED)            2002               2001
                                                      ----------------      ------------       ------------
Per unit data:*
  Net asset value -- beginning of period              $         14.763      $     13.663       $     12.868
                                                      ----------------      ------------       ------------
  Investment income~~                                 $          0.299      $      0.732       $      0.826
  Expenses                                                      (0.142)           (0.267)            (0.248)
                                                      ----------------      ------------       ------------
    Net investment loss                               $          0.157      $      0.465       $      0.578
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions                0.153             0.635              0.217
                                                      ----------------      ------------       ------------
  Net increase (decrease) in unit value               $          0.310      $      1.100       $      0.795
                                                      ----------------      ------------       ------------
  Unit value:
  Net asset value -- end of period                    $         15.073      $     14.763       $     13.663
                                                      ================      ============       ============
  Total Return                                                    2.10%#+++         8.05%+++           6.17%+++
Ratios (to average net assets):
  Expenses##                                                      1.92%++           1.89%              0.66%+
  Net investment income~~                                         2.12%++           3.17%              4.42%+
Portfolio turnover                                                  78%              139%                89%
Number of units outstanding at end of
  period (000 Omitted)                                           1,735             1,692              1,617

                                                          GOVERNMENT SECURITIES VARIABLE ACCOUNT
                                                      ----------------------------------------------
                                                                   COMPASS 3 - LEVEL 2
                                                      ----------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                                      ----------------------------------------------
                                                          2000             1999             1998
                                                      ------------     ------------     ------------
Per unit data:*
  Net asset value -- beginning of period              $     11.639     $     11.998     $     11.225
                                                      ------------     ------------     ------------
  Investment income~~                                 $      0.876     $      0.833     $      0.761
  Expenses                                                  (0.228)          (0.222)          (0.218)
                                                      ------------     ------------     ------------
    Net investment loss                               $      0.648     $      0.611     $      0.543
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions            0.581           (0.970)           0.230
                                                      ------------     ------------     ------------
  Net increase (decrease) in unit value               $      1.229     $     (0.359)    $      0.773
                                                      ------------     ------------     ------------
  Unit value:
  Net asset value -- end of period                    $     12.868     $     11.639     $     11.998
                                                      ============     ============     ============
  Total Return                                                  --               --               --
Ratios (to average net assets):
  Expenses##                                                  0.64%+           0.63%+           0.62%+
  Net investment income~~                                     5.28%+           5.06%+           4.61%+
Portfolio turnover                                              51%              75%             137%
Number of units outstanding at end of
  period (000 Omitted)                                       1,542            1,641            1,532

  ~~ As required, effective January 1, 2001, the account adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.06, $0.04 and $0.03, respectively, increase net realized and unrealized gains and losses per share by $0.06, $0.04 and $0.03, respectively, and decrease the ratio of net investment income to average net assets by 0.19%, 0.19% and 0.19%, respectively. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
   * Per unit data are based on the average number of units outstanding during each year.
   + Excluding mortality and expense risk charges and distribution expense charges.
  ++ Annualized.
 +++ The total return does not reflect load fees in conjuction with the redemption of units.
   # Not annualized.
  ## Ratios do not reflect reductions from fees paid indirectly.

                       See notes to financial statements.

                                                                  HIGH YIELD VARIABLE ACCOUNT
                                                      -----------------------------------------------------
                                                                         COMPASS 2
                                                      -----------------------------------------------------
                                                      SIX MONTHS ENDED          YEAR ENDED DECEMBER 31,
                                                       JUNE 30, 2003        -------------------------------
                                                         (UNAUDITED)            2002               2001
                                                      ----------------      ------------       ------------
Per unit data:*
  Net asset value -- beginning of period              $         28.505      $     28.969       $     29.882
                                                      ----------------      ------------       ------------
  Investment income~~                                 $          1.406      $      3.015       $      3.684
  Expenses                                                      (0.329)           (0.617)            (0.699)
                                                      ----------------      ------------       ------------
    Net investment income                             $          1.077      $      2.398       $      2.985
  Net realized and unrealized gain (loss) on
    investments and foreign currency                             1.951            (2.862)            (3.898)
                                                      ----------------      ------------       ------------
  Net increase (decrease) in unit value               $          3.028      $     (0.464)      $     (0.913)
                                                      ----------------      ------------       ------------
  Unit value:
  Net asset value -- end of period                    $         31.533      $     28.505       $     28.969
                                                      ================      ============       ============
  Total return                                                   10.62%#+++        (1.60)%+++         (3.05)%+++
Ratios (to average net assets)
  Expenses##                                                      2.19%++           2.18%              0.90%+
  Investment income~~                                             7.06%++           7.84%              9.16%+
Portfolio turnover                                                  96%              172%               103%
Number of units outstanding at end
  of period (000 Omitted)                                        1,967             2,069              2,328

                                                               HIGH YIELD VARIABLE ACCOUNT
                                                      ----------------------------------------------
                                                                        COMPASS 2
                                                      ----------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                                      ----------------------------------------------
                                                          2000             1999             1998
                                                      ------------     ------------     ------------
Per unit data:*
  Net asset value -- beginning of period              $     33.630     $     31.973     $     32.645
                                                      ------------     ------------     ------------
  Investment income~~                                 $      3.786     $      3.424     $      3.304
  Expenses                                                  (0.725)          (0.728)          (0.706)
                                                      ------------     ------------     ------------
    Net investment income                             $      3.061     $      2.696     $      2.598
  Net realized and unrealized gain (loss) on
    investments and foreign currency                        (6.809)          (1.039)          (3.270)
                                                      ------------     ------------     ------------
  Net increase (decrease) in unit value               $     (3.748)    $      1.657     $     (0.672)
                                                      ------------     ------------     ------------
  Unit value:
  Net asset value -- end of period                    $     29.882     $     33.630     $     31.973
                                                      ============     ============     ============
  Total return                                                  --               --               --
Ratios (to average net assets)
  Expenses##                                                  0.89%+           0.90%+           0.86%+
  Investment income~~                                         9.00%+           7.93%+           7.66%+
Portfolio turnover                                             109%             153%             174%
Number of units outstanding at end
  of period (000 Omitted)                                    2,677            3,065            3,667

  ~~ As required, effective January 1, 2002, the account adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $0.02, increase net realized and unrealized gains and loser per share by $0.02, and decrease the ratio of net investment income to average net assets by 0.06%. Per share, ratios, and supplemental data for periods prior to Janaury 1, 2001, have not been restated to reflect this change in presentation.

                                                                  HIGH YIELD VARIABLE ACCOUNT
                                                      -----------------------------------------------------
                                                                         COMPASS 3
                                                      -----------------------------------------------------
                                                      SIX MONTHS ENDED          YEAR ENDED DECEMBER 31,
                                                       JUNE 30, 2003        -------------------------------
                                                         (UNAUDITED)            2002               2001
                                                      ----------------      ------------       ------------
Per unit data:*
  Net asset value -- beginning of period              $         20.986      $     21.349       $     22.043
                                                      ----------------      ------------       ------------
  Investment income~~                                 $          1.000      $      2.141       $      3.188
  Expenses                                                      (0.247)           (0.469)            (0.643)
                                                      ----------------      ------------       ------------
    Net investment income                             $          0.753      $      1.672       $      2.545
  Net realized and unrealized gain (loss)
    on investments and foreign currency                          1.465            (2.035)            (3.239)
                                                      ----------------      ------------       ------------
  Net increase (decrease) in unit value               $          2.218      $     (0.363)      $     (0.694)
                                                      ----------------      ------------       ------------
  Unit value:
  Net asset value -- end of period                    $         23.204      $     20.986       $     21.349
                                                      ================      ============       ============
  Total return                                                   10.57%#+++        (1.70)%+++         (3.15)%+++
Ratios (to average net assets)
  Expenses##                                                      2.29%++           2.28%              0.90%+
  Investment income~~                                             6.94%++           8.45%              9.16%+
Portfolio turnover                                                  96%              172%               103%
Number of units outstanding at end
  of period (000 Omitted)                                          151               178                231

                                                               HIGH YIELD VARIABLE ACCOUNT
                                                      ----------------------------------------------
                                                                        COMPASS 3
                                                      ----------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                                      ----------------------------------------------
                                                          2000             1999             1998
                                                      ------------     ------------     ------------
Per unit data:*
  Net asset value -- beginning of period              $     24.832     $     23.633     $     24.153
                                                      ------------     ------------     ------------
  Investment income~~                                 $      2.730     $      2.451     $      2.304
  Expenses                                                  (0.557)          (0.552)          (0.526)
                                                      ------------     ------------     ------------
    Net investment income                             $      2.173     $      1.899     $      1.778
  Net realized and unrealized gain (loss)
    on investments and foreign currency                     (4.962)          (0.700)          (2.298)
                                                      ------------     ------------     ------------
  Net increase (decrease) in unit value               $     (2.789)    $      1.199     $     (0.520)
                                                      ------------     ------------     ------------
  Unit value:
  Net asset value -- end of period                    $     22.043     $     24.832     $     23.633
                                                      ============     ============     ============
  Total return                                                  --               --               --
Ratios (to average net assets)
  Expenses##                                                  0.89%+           0.90%+           0.86%+
  Investment income~~                                         9.00%+           7.93%+           7.66%+
Portfolio turnover                                             109%             153%             174%
Number of units outstanding at end
  of period (000 Omitted)                                      297              427              665

  ~~ As required, effective January 2, 2001, the account adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $0.02, increase net realized and unrealized gains and loser per share by $0.02, and decrease the ratio of net investment income to average net assets by 0.06%. Per share, ratios, and supplemental data for periods prior to Janaury 1, 2001, have not been restated to reflect this change in presentation.
   * Per unit data are based on the average number of units outstanding during each year.
   + Excluding mortality and expense risk charges and distribution expense charges.
  ++ Annualized.
 +++ The total return does not reflect load fees in conjunction with the redemption of units.
   # Not annualized.
  ## Ratios do not reflect reductions from fees paid indirectly.

                       See notes to financial statements.

                                                                  HIGH YIELD VARIABLE ACCOUNT
                                                      -----------------------------------------------------
                                                                      COMPASS 3 - LEVEL 2
                                                      -----------------------------------------------------
                                                      SIX MONTHS ENDED          YEAR ENDED DECEMBER 31,
                                                       JUNE 30, 2003        -------------------------------
                                                         (UNAUDITED)            2002               2001
                                                      ----------------      ------------       ------------
Per unit data:*
  Net asset value -- beginning of period              $         11.199      $     11.376       $     11.728
                                                      ----------------      ------------       ------------
  Investment income~~                                 $          0.577      $      1.220       $      0.784
  Expenses                                                      (0.136)           (0.257)            (0.151)
                                                      ----------------      ------------       ------------
    Net investment income                             $          0.441      $      0.963       $      0.633
  Net realized and unrealized gain (loss)
    on investments and foreign currency                          0.752            (1.140)            (0.985)
                                                      ----------------      ------------       ------------
  Net increase (decrease) in unit value               $          1.193      $     (0.177)      $     (0.352)
                                                      ----------------      ------------       ------------
  Unit value:
  Net asset value -- end of period                    $         12.392      $     11.199       $     11.376
                                                      ================      ============       ============
  Total return                                                   10.65%#+++        (1.55)%+++         (3.01)%+++
Ratios (to average net assets)
  Expenses##                                                      2.14%++           2.13%              0.90%+
  Investment income~~                                             6.91%++           6.08%              9.16%+
Portfolio turnover                                                  96%              172%               103%
Number of units outstanding at end of
  period (000 Omitted)                                           2,685             2,684              1,131

                                                                HIGH YIELD VARIABLE ACCOUNT
                                                      ----------------------------------------------
                                                                    COMPASS 3 - LEVEL 2
                                                      ----------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                                      ----------------------------------------------
                                                          2000             1999             1998
                                                      ------------     ------------     ------------
Per unit data:*
  Net asset value -- beginning of period              $     13.193     $     12.537     $     12.794
                                                      ------------     ------------     ------------
  Investment income~~                                 $      1.527     $      1.414     $      1.178
  Expenses                                                  (0.290)          (0.296)          (0.256)
                                                      ------------     ------------     ------------
    Net investment income                             $      1.237     $      1.118     $      0.922
  Net realized and unrealized gain (loss)
    on investments and foreign currency                     (2.702)          (0.462)          (1.179)
                                                      ------------     ------------     ------------
  Net increase (decrease) in unit value               $     (1.465)    $      0.656     $     (0.257)
                                                      ------------     ------------     ------------
  Unit value:
  Net asset value -- end of period                    $     11.728     $     13.193     $     12.537
                                                      ============     ============     ============
  Total return                                                  --               --               --
Ratios (to average net assets)
  Expenses##                                                  0.89%+           0.90%+           0.86%+
  Investment income~~                                         9.00%+           7.93%+           7.66%+
Portfolio turnover                                             109%             153%             174%
Number of units outstanding at end of
  period (000 Omitted)                                       2,619            1,001              971

  ~~ As required, effective January 1, 2002, the account adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.06%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
   * Per unit data are based on the average number of units outstanding during each year.
   + Excluding mortality and expense risk charges and distribution expense charges.
  ++ Annualized.
 +++ The total return does not reflect load fees in conjunction with the redemption of units.
   # Not annualized.
  ## Ratios do not reflect reductions from fees paid indirectly.

                       See notes to financial statements.

                                                                  MANAGED SECTORS VARIABLE ACCOUNT
                                                      -------------------------------------------------------
                                                                           COMPASS 2
                                                      -------------------------------------------------------
                                                      SIX MONTHS ENDED            YEAR ENDED DECEMBER 31,
                                                       JUNE 30, 2003          -------------------------------
                                                         (UNAUDITED)              2002               2001
                                                      ----------------        ------------       ------------
Per unit data:*
  Net asset value -- beginning of period              $         33.716        $     46.116       $     72.314
                                                      ----------------        ------------       ------------
  Investment income                                   $          0.153        $      0.270       $      0.465
  Expenses                                                      (0.374)             (0.810)            (1.179)
                                                      ----------------        ------------       ------------
    Net investment loss                               $         (0.221)       $     (0.540)      $     (0.714)
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions                4.376             (11.860)           (25.484)
                                                      ----------------        ------------       ------------
  Net increase (decrease) in unit value               $          4.155        $    (12.400)      $    (26.198)
                                                      ----------------        ------------       ------------
  Unit value:
  Net asset value -- end of period                    $         37.871        $     33.716       $     46.116
                                                      ================        ============       ============
  Total Return                                                   12.32%#+++^^       (26.89)%+++        (36.23)%+++
Ratios (to average net assets):
  Expenses##                                                      2.17%++             2.10%              0.88%+
  Net investment loss                                            (1.27)%++           (1.45)%            (1.32)%+
Portfolio turnover                                                  33%                264%               295%
Number of units outstanding at end
  of period (000 Omitted)                                          416                 455                573

                                                             MANAGED SECTORS VARIABLE ACCOUNT
                                                      ----------------------------------------------
                                                                        COMPASS 2
                                                      ----------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                                      ----------------------------------------------
                                                          2000             1999             1998
                                                      ------------     ------------     ------------
Per unit data:*
  Net asset value -- beginning of period              $     92.865     $     50.488     $     45.452
                                                      ------------     ------------     ------------
  Investment income                                   $      0.633     $      0.493     $      0.261
  Expenses                                                   1.817            1.236            0.985
                                                      ------------     ------------     ------------
    Net investment loss                               $     (1.184)    $     (0.743)    $     (0.724)
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions          (19.367)          43.120            5.760
                                                      ------------     ------------     ------------
  Net increase (decrease) in unit value               $    (20.551)    $     42.377     $      5.036
                                                      ------------     ------------     ------------
  Unit value:
  Net asset value -- end of period                    $     72.314     $     92.865     $     50.488
                                                      ============     ============     ============
  Total Return                                                  --               --               --
Ratios (to average net assets):
  Expenses##                                                  0.83%+           0.84%+           0.84%+
  Net investment loss                                        (1.39)%+         (1.30)%+         (1.59)%+
Portfolio turnover                                             447%             417%             159%
Number of units outstanding at end
  of period (000 Omitted)                                      697              686              681

                                                                  MANAGED SECTORS VARIABLE ACCOUNT
                                                      -------------------------------------------------------
                                                                           COMPASS 3
                                                      -------------------------------------------------------
                                                      SIX MONTHS ENDED            YEAR ENDED DECEMBER 31,
                                                       JUNE 30, 2003          -------------------------------
                                                         (UNAUDITED)              2002               2001
                                                      ----------------        ------------       ------------
Per unit data:*
  Net asset value -- beginning of period              $         33.207        $     45.487       $     71.434
                                                      ----------------        ------------       ------------
  Investment income                                   $          0.149        $      0.251       $      0.487
  Expenses                                                      (0.388)             (0.852)            (1.297)
                                                      ----------------        ------------       ------------
    Net investment loss                               $         (0.239)       $     (0.601)      $     (0.810)
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions                4.303             (11.679)           (25.137)
                                                      ----------------        ------------       ------------
  Net increase (decrease) in unit value               $          4.064        $    (12.280)      $    (25.947)
                                                      ----------------        ------------       ------------
  Unit value:
  Net asset value -- end of period                    $         37.271        $     33.207       $     45.487
                                                      ================        ============       ============
  Total Return                                                   12.24%#+++^^       (27.00)%+++       (36.32.)%+++
Ratios (to average net assets):
  Expenses##                                                      2.32%++             2.25%              0.88%+
  Net investment loss                                            (1.41)%++           (1.56)%            (1.32)%+
Portfolio turnover                                                  33%                264%               295%
Number of units outstanding at end
  of period (000 Omitted)                                          245                 296                390

                                                             MANAGED SECTORS VARIABLE ACCOUNT
                                                      ----------------------------------------------
                                                                        COMPASS 3
                                                      ----------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                                      ----------------------------------------------
                                                          2000             1999             1998
                                                      ------------     ------------     ------------
Per unit data:*
  Net asset value -- beginning of period              $     91.870     $     50.021     $     45.099
                                                      ------------     ------------     ------------
  Investment income                                   $      0.602     $      0.473     $      0.254
  Expenses                                                  (1.908)          (1.290)          (1.037)
                                                      ------------     ------------     ------------
    Net investment loss                               $     (1.306)    $     (0.817)    $     (0.783)
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions          (19.130)          42.666            5.705
                                                      ------------     ------------     ------------
  Net increase (decrease) in unit value               $    (20.436)    $     41.849     $      4.922
                                                      ------------     ------------     ------------
  Unit value:
  Net asset value -- end of period                    $     71.434     $     91.870     $     50.021
                                                      ============     ============     ============
  Total Return                                                  --               --               --
Ratios (to average net assets):
  Expenses##                                                  0.83%+           0.84%+           0.84%+
  Net investment loss                                        (1.39)%+         (1.30)%+         (1.59)%+
Portfolio turnover                                             447%             417%             159%
Number of units outstanding at end
  of period (000 Omitted)                                      576              785              988

   * Per unit data are based on the average number of units outstanding during each year.
   + Excluding mortality and expense risk charges and distribution expense charges.
  ++ Annualized.
 +++ The total return does not reflect load fees in conjuction with the redemption of units.
   # Not annualized.
  ## Ratios do not reflect reductions from fees paid indirectly.
  ^^ The fund's total return calculation includes a payment received from a non-recurring litigation settlement recorded as a realized gain in the Statement of Operations. Excluding the effect of this payment from the fund's ending net asset value per share, the per unit value total return for the six months ended June 30, 2003, would have been 12.08% and 11.99% for Compass 2 and 3 respectively.

                       See notes to financial statements.

                                                                 MANAGED SECTORS VARIABLE ACCOUNT
                                                      -------------------------------------------------------
                                                                     COMPASS 3 - LEVEL 2
                                                      -------------------------------------------------------
                                                      SIX MONTHS ENDED            YEAR ENDED DECEMBER 31,
                                                       JUNE 30, 2003          -------------------------------
                                                         (UNAUDITED)              2002               2001
                                                      ----------------        ------------       ------------
Per unit data:*
  Net asset value -- beginning of period              $         10.730        $     14.676       $     23.014
                                                      ----------------        ------------       ------------
  Investment income                                   $          0.049        $      0.083       $      0.136
  Expenses                                                      (0.119)             (0.259)            (0.350)
                                                      ----------------        ------------       ------------
    Net investment loss                               $         (0.070)       $     (0.176)      $     (0.214)
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions                1.392              (3.770)            (8.124)
                                                      ----------------        ------------       ------------
  Net increase (decrease) in unit value               $          1.322        $     (3.946)      $     (8.338)
                                                      ----------------        ------------       ------------
  Unit value:
  Net asset value -- end of period                    $         12.052        $     10.730       $     14.676
                                                      ================        ============       ============
  Total Return                                                   12.32%#+++^^       (26.89)%+++        (36.23)%+++
Ratios (to average net assets):
  Expenses##                                                      2.17%++             2.10%              0.88%+
  Net investment loss                                            (1.28)%++           (1.46)%            (1.32)%+
Portfolio turnover                                                  33%                264%               295%
Number of units outstanding at end of
  period (000 Omitted)                                           3,179               3,173              3,559

                                                              MANAGED SECTORS VARIABLE ACCOUNT
                                                      ----------------------------------------------
                                                                  COMPASS 3 - LEVEL 2
                                                      ----------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                                      ----------------------------------------------
                                                          2000             1999             1998
                                                      ------------     ------------     ------------
Per unit data:*
  Net asset value -- beginning of period              $     29.554     $     16.068     $     14.465
                                                      ------------     ------------     ------------
  Investment income                                   $      0.201     $      0.159     $      0.088
  Expenses                                                  (0.578)          (0.401)          (0.330)
                                                      ------------     ------------     ------------
    Net investment loss                               $     (0.377)    $     (0.242)    $     (0.242)
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions           (6.163)          13.728            1.845
                                                      ------------     ------------     ------------
  Net increase (decrease) in unit value               $     (6.540)    $     13.486     $      1.603
                                                      ------------     ------------     ------------
  Unit value:
  Net asset value -- end of period                    $     23.014     $     29.554     $     16.068
                                                      ============     ============     ============
  Total Return                                                  --               --               --
Ratios (to average net assets):
  Expenses##                                                  0.83%+           0.84%+           0.84%+
  Net investment loss                                        (1.39)%+         (1.30)%+         (1.59)%+
Portfolio turnover                                             447%             417%             159%
Number of units outstanding at end of
  period (000 Omitted)                                       3,548            3,115            2,542

   * Per unit data are based on the average number of units outstanding during each year.
   + Excluding mortality and expense risk charges and distribution expense charges.
  ++ Annualized.
 +++ The total return does not reflect load fees in conjuction with the redemption of units.
   # Not annualized.
  ## Ratios do not reflect reductions from fees paid indirectly.
  ^^ The fund's total return calculation includes a payment received from a non-recurring litigation settlement recorded as a realized gain in the Statement of Operations. Excluding the effect of this payment from the fund's ending net asset value per share, the per unit value total return for the six months ended June 30, 2003, would have been 12.08%.

                       See notes to financial statements.

                                                                 MONEY MARKET VARIABLE ACCOUNT
                                                      -----------------------------------------------------
                                                                          COMPASS 2
                                                      -----------------------------------------------------
                                                      SIX MONTHS ENDED          YEAR ENDED DECEMBER 31,
                                                       JUNE 30, 2003        -------------------------------
                                                        (UNAUDITED)             2002               2001
                                                      ----------------      ------------       ------------
Per unit data:*
  Net asset value -- beginning of period              $         20.322      $     20.341       $     19.862
                                                      ----------------      ------------       ------------
  Investment income                                   $          0.132      $      0.382       $      0.950
  Expenses                                                      (0.188)           (0.401)            (0.471)
                                                      ----------------      ------------       ------------
  Net Increase (decrease) in unit value               $         (0.056)     $     (0.019)      $      0.479
                                                      ----------------      ------------       ------------
  Unit value:
  Net asset value -- end of period                    $         20.266      $     20.322       $     20.341
                                                      ================      ============       ============
  Total Return                                                   (0.28)%#+++       (0.09)%+++          2.41%+++
Ratios (to average net assets):
  Expenses##                                                      1.85%++           1.96%              0.65%+
  Net investment income                                          (0.53)%++         (0.12)%             2.51%+
Number of units outstanding at end of
  period (000 Omitted)                                           1,379             1,626              1,986

                                                              MONEY MARKET VARIABLE ACCOUNT
                                                      ----------------------------------------------
                                                                        COMPASS 2
                                                      ----------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                                      ----------------------------------------------
                                                          2000             1999             1998
                                                      ------------     ------------     ------------
Per unit data:*
  Net asset value -- beginning of period              $     18.997     $     18.391     $     17.745
                                                      ------------     ------------     ------------
  Investment income                                   $      1.232     $      0.960     $      0.993
  Expenses                                                  (0.367)          (0.354)          (0.347)
                                                      ------------     ------------     ------------
  Net Increase (decrease) in unit value               $      0.865     $      0.606     $      0.646
                                                      ------------     ------------     ------------
  Unit value:
  Net asset value -- end of period                    $     19.862     $     18.997     $     18.391
                                                      ============     ============     ============
  Total Return                                                  --               --               --
Ratios (to average net assets):
  Expenses##                                                  0.60%+           0.58%+           0.59%+
  Net investment income                                       4.45%+           3.25%+           3.58%+
Number of units outstanding at end of
  period (000 Omitted)                                       3,304            3,749            4,123

                                                                  MONEY MARKET VARIABLE ACCOUNT
                                                      ------------------------------------------------------
                                                                           COMPASS 3
                                                      ------------------------------------------------------
                                                      SIX MONTHS ENDED           YEAR ENDED DECEMBER 31,
                                                       JUNE 30, 2003         -------------------------------
                                                        (UNAUDITED)              2002               2001
                                                      ----------------       ------------       ------------
Per unit data:*
  Net asset value -- beginning of period              $         16.680       $     16.712       $     16.334
                                                      ----------------       ------------       ------------
  Investment income                                   $          0.107       $      0.318       $      0.784
  Expenses                                                      (0.161)            (0.350)            (0.406)
                                                      ----------------       ------------       ------------
  Net increase (decrease) in unit value               $         (0.054)      $     (0.032)      $      0.378
                                                      ----------------       ------------       ------------
  Unit value:
  Net asset value -- end of period                    $         16.626       $     16.680       $     16.712
                                                      ================       ============       ============
  Total Return                                                   (0.33)%#+++        (0.19)%+++          2.31%+++
Ratios (to average net assets):
  Expenses##                                                      1.95%++            2.06%              0.65%+
  Net investment income                                          (0.64)%++          (0.14)%             2.51%+
Number of units outstanding at end of
  period (000 Omitted)                                             166                186                222

                                                              MONEY MARKET VARIABLE ACCOUNT
                                                      ----------------------------------------------
                                                                        COMPASS 3
                                                      ----------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                                      ----------------------------------------------
                                                          2000             1999             1998
                                                      ------------     ------------     ------------
Per unit data:*
  Net asset value -- beginning of period              $     15.638     $     15.154     $     14.637
                                                      ------------     ------------     ------------
  Investment income                                   $      1.002     $      0.781     $      0.819
  Expenses                                                  (0.306)          (0.297)          (0.302)
                                                      ------------     ------------     ------------
  Net increase (decrease) in unit value               $      0.696     $      0.484     $      0.517
                                                      ------------     ------------     ------------
  Unit value:
  Net asset value -- end of period                    $     16.334     $     15.638     $     15.154
                                                      ============     ============     ============
  Total Return                                                  --               --               --
Ratios (to average net assets):
  Expenses##                                                  0.60%+           0.58%+           0.59%+
  Net investment income                                       4.45%+           3.25%+           3.58%+
Number of units outstanding at end of
  period (000 Omitted)                                         468              863            1,370

                                                                  MONEY MARKET VARIABLE ACCOUNT
                                                      ------------------------------------------------------
                                                                      COMPASS 3 - LEVEL 2
                                                      ------------------------------------------------------
                                                      SIX MONTHS ENDED           YEAR ENDED DECEMBER 31,
                                                       JUNE 30, 2003         -------------------------------
                                                        (UNAUDITED)              2002               2001
                                                      ----------------       ------------       ------------
Per unit data:*
  Net asset value -- beginning of period              $         12.466       $     12.472       $     12.172
                                                      ----------------       ------------       ------------
  Investment income                                   $          0.070       $      0.223       $      0.710
  Expenses                                                      (0.101)            (0.229)            (0.410)
                                                      ----------------       ------------       ------------
  Net increase (decrease) in unit value               $         (0.031)      $     (0.006)      $      0.300
                                                      ----------------       ------------       ------------
  Unit value:
  Net asset value -- end of period                    $         12.435       $     12.466       $     12.472
                                                      ================       ============       ============
  Total Return                                                   (0.25)%#+++        (0.04)%+++          2.46%+++
Ratios (to average net assets):
  Expenses##                                                      1.80%++            1.91%              0.65%+
  Net investment income                                          (0.52)%++          (0.01)%             2.51%+
Number of units outstanding at end
  of period (000 Omitted)                                        1,061              1,113              2,835

                                                              MONEY MARKET VARIABLE ACCOUNT
                                                      ----------------------------------------------
                                                                    COMPASS 3 - LEVEL 2
                                                      ----------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                                      ----------------------------------------------
                                                          2000             1999             1998
                                                      ------------     ------------     ------------
Per unit data:*
  Net asset value -- beginning of period              $     11.636     $     11.259     $     10.859
                                                      ------------     ------------     ------------
  Investment income                                   $      0.747     $      0.579     $      0.607
  Expenses                                                  (0.211)          (0.202)          (0.207)
                                                      ------------     ------------     ------------
  Net increase (decrease) in unit value               $      0.536     $      0.377     $      0.400
                                                      ------------     ------------     ------------
  Unit value:
  Net asset value -- end of period                    $     12.172     $     11.636     $     11.259
                                                      ============     ============     ============
  Total Return                                                  --               --               --
Ratios (to average net assets):
  Expenses##                                                  0.60%+           0.58%+           0.59%+
  Net investment income                                       4.45%+           3.25%+           3.58%+
Number of units outstanding at end
  of period (000 Omitted)                                    1,562            3,875            3,141

   * Per unit data are based on the average number of units outstanding during each year.
   + Excluding mortality and expense risk charges and distribution expense charges.
  ++ Annualized.
 +++ The total return does not reflect load fees in conjunction with the redemption of units.
   # Not annualized.
  ## Ratios do not reflect reductions from fees paid indirectly.

                       See notes to financial statements.

                                                                   TOTAL RETURN VARIABLE ACCOUNT
                                                      ------------------------------------------------------
                                                                            COMPASS 2
                                                      ------------------------------------------------------
                                                      SIX MONTHS ENDED           YEAR ENDED DECEMBER 31,
                                                       JUNE 30, 2003         -------------------------------
                                                         (UNAUDITED)             2002               2001
                                                      ----------------       ------------       ------------
Per unit data:*
  Net asset value -- beginning of period              $         35.950       $     38.562       $     39.126
                                                      ----------------       ------------       ------------
  Investment income                                   $          0.604       $      1.407       $      1.513
  Expenses                                                      (0.384)            (0.777)            (0.830)
                                                      ----------------       ------------       ------------
    Net investment income                             $          0.220       $      0.630       $      0.683
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions                2.449             (3.242)            (1.247)
                                                      ----------------       ------------       ------------
  Net increase (decrease) in unit value               $          2.669       $     (2.612)      $     (0.564)
                                                      ----------------       ------------       ------------
  Unit value:
  Net asset value -- end of period                    $         38.619       $     35.950       $     38.562
                                                      ================       ============       ============
  Total Return                                                    7.42%#+++         (6.77)%+++         (1.44)%+++
Ratios (to average net assets):
  Expenses##                                                      2.12%++            2.08%              0.85%+
  Net investment income                                           1.20%++            1.43%              1.67%+
Portfolio turnover                                                  35%                76%               104%
Number of units outstanding at end of
  period (000 Omitted)                                           1,761              1,871              2,080

                                                              TOTAL RETURN VARIABLE ACCOUNT
                                                      ----------------------------------------------
                                                                        COMPASS 2
                                                      ----------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                                      ----------------------------------------------
                                                          2000             1999             1998
                                                      ------------     ------------     ------------
Per unit data:*
  Net asset value -- beginning of period              $     33.729     $     33.250     $     30.156
                                                      ------------     ------------     ------------
  Investment income                                   $      1.464     $      1.374     $      1.394
  Expenses                                                  (0.727)          (0.701)          (0.675)
                                                      ------------     ------------     ------------
    Net investment income                             $      0.737     $      0.673     $      0.719
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions            4.660           (0.194)           2.375
                                                      ------------     ------------     ------------
  Net increase (decrease) in unit value               $      5.397     $      0.479     $      3.094
                                                      ------------     ------------     ------------
  Unit value:
  Net asset value -- end of period                    $     39.126     $     33.729     $     33.250
                                                      ============     ============     ============
  Total Return                                                  --               --               --
Ratios (to average net assets):
  Expenses##                                                  0.83%+           0.83%+           0.82%+
  Net investment income                                       2.02%+           1.90%+           2.10%+
Portfolio turnover                                             105%             106%             125%
Number of units outstanding at end of
  period (000 Omitted)                                       2,240            2,925            3,495

                                                                   TOTAL RETURN VARIABLE ACCOUNT
                                                      ------------------------------------------------------
                                                                            COMPASS 3
                                                      ------------------------------------------------------
                                                      SIX MONTHS ENDED           YEAR ENDED DECEMBER 31,
                                                       JUNE 30, 2003         -------------------------------
                                                         (UNAUDITED)             2002               2001
                                                      ----------------       ------------       ------------
Per unit data:*
  Net asset value -- beginning of period              $         35.160       $     37.771       $     38.379
                                                      ----------------       ------------       ------------
  Investment income                                   $          0.590       $      1.360       $      1.599
  Expenses                                                      (0.397)            (0.804)            (0.939)
                                                      ----------------       ------------       ------------
    Net investment income                             $          0.193       $      0.556       $      0.660
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions                2.389             (3.167)            (1.268)
                                                      ----------------       ------------       ------------
  Net increase (decrease) in unit value               $          2.582       $     (2.611)      $     (0.608)
                                                      ----------------       ------------       ------------
  Unit value:
  Net asset value -- end of period                    $         37.742       $     35.160       $     37.771
                                                      ================       ============       ============
  Total Return                                                    7.35%#+++         (6.91)%+++        (1.59.)%+++
Ratios (to average net assets):
  Expenses##                                                      2.27%++            2.23%              0.85%+
  Net investment income                                           1.08%++            1.61%              1.67+
Portfolio turnover                                                  35%                76%               104%
Number of units outstanding at end
  of period (000 Omitted)                                          520                634                838

                                                              TOTAL RETURN VARIABLE ACCOUNT
                                                      ----------------------------------------------
                                                                        COMPASS 3
                                                      ----------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                                      ----------------------------------------------
                                                          2000             1999             1998
                                                      ------------     ------------     ------------
Per unit data:*
  Net asset value -- beginning of period              $     33.134     $     32.713     $     29.713
                                                      ------------     ------------     ------------
  Investment income                                   $      1.395     $      1.315     $      1.303
  Expenses                                                  (0.749)          (0.727)          (0.684)
                                                      ------------     ------------     ------------
    Net investment income                             $      0.646     $      0.588     $      0.619
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions            4.599           (0.167)           2.381
                                                      ------------     ------------     ------------
  Net increase (decrease) in unit value               $      5.245     $      0.421     $      3.000
                                                      ------------     ------------     ------------
  Unit value:
  Net asset value -- end of period                    $     38.379     $     33.134     $     32.713
                                                      ============     ============     ============
  Total Return                                                  --               --               --
Ratios (to average net assets):
  Expenses##                                                  0.83%+           0.83%+           0.82%+
  Net investment income                                       2.02%+           1.90%+           2.10%+
Portfolio turnover                                             105%             106%             125%
Number of units outstanding at end
  of period (000 Omitted)                                    1,253            2,125            2,943

                                                                   TOTAL RETURN VARIABLE ACCOUNT
                                                      ------------------------------------------------------
                                                                        COMPASS 3 - LEVEL 2
                                                      ------------------------------------------------------
                                                      SIX MONTHS ENDED           YEAR ENDED DECEMBER 31,
                                                       JUNE 30, 2003         -------------------------------
                                                         (UNAUDITED)             2002               2001
                                                      ----------------       ------------       ------------
Per unit data:*
  Net asset value -- beginning of period              $         16.949       $     18.180       $     18.445
                                                      ----------------       ------------       ------------
  Investment income                                   $          0.280       $      0.658       $      0.687
  Expenses                                                      (0.180)            (0.367)            (0.382)
                                                      ----------------       ------------       ------------
    Net investment income                             $          0.100       $      0.291       $      0.305
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions                1.158             (1.522)            (0.570)
                                                      ----------------       ------------       ------------
  Net increase (decrease) in unit value               $          1.258       $     (1.231)      $     (0.265)
                                                      ----------------       ------------       ------------
  Unit value:
  Net asset value -- end of period                    $         18.207       $     16.949       $     18.180
                                                      ================       ============       ============
  Total Return                                                    7.42%#+++         (6.77)%+++         (1.44)%+++
Ratios (to average net assets):
  Expenses##                                                      2.12%++            2.08%              0.85%+
  Net investment income                                           1.17%++            1.55%              1.67%+
Portfolio turnover                                                  35%                76%               104%
Number of units outstanding at end
  of period (000 Omitted)                                        6,107              6,236              6,537

                                                              TOTAL RETURN VARIABLE ACCOUNT
                                                      ----------------------------------------------
                                                                   COMPASS 3 - LEVEL 2
                                                      ----------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                                      ----------------------------------------------
                                                          2000             1999             1998
                                                      ------------     ------------     ------------
Per unit data:*
  Net asset value -- beginning of period              $     15.901     $     15.676     $     14.217
                                                      ------------     ------------     ------------
  Investment income                                   $      0.683     $      0.642     $      0.635
  Expenses                                                  (0.343)          (0.331)          (0.311)
                                                      ------------     ------------     ------------
    Net investment income                             $      0.340     $      0.311     $      0.324
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions            2.204           (0.086)           1.135
                                                      ------------     ------------     ------------
  Net increase (decrease) in unit value               $      2.544     $      0.225     $      1.459
                                                      ------------     ------------     ------------
  Unit value:
  Net asset value -- end of period                    $     18.445     $     15.901     $     15.676
                                                      ============     ============     ============
  Total Return                                                  --               --               --
Ratios (to average net assets):
  Expenses##                                                  0.83%+           0.83%+           0.82%+
  Net investment income                                       2.02%+           1.90%+           2.10%+
Portfolio turnover                                             105%             106%             125%
Number of units outstanding at end
  of period (000 Omitted)                                    6,382            6,729            6,702

   * Per unit data are based on the average number of units outstanding during each year.
   + Excluding mortality and expense risk charges and distribution expense charges.
  ++ Annualized.
 +++ The total return does not reflect load fees in conjuction with the redemption of units.
   # Not annualized.
  ## Ratios do not reflect reductions from fees paid indirectly.

                       See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) ORGANIZATION
Capital Appreciation Variable Account, Global Governments Variable Account, Government Securities Variable Account, High Yield Variable Account, Managed Sectors Variable Account, Money Market Variable Account, and Total Return Variable Account (the variable account(s)) are separate accounts established by Sun Life Assurance Company of Canada (U.S.), the Sponsor, in connection with the issuance of Compass 2 and Compass 3 combination fixed/variable annuity contracts. Capital Appreciation Variable Account, Government Securities Variable Account, Money Market Variable Account, and Total Return Variable Account operate as open-end, diversified management investment companies, and Global Governments Variable Account, High Yield Variable Account, and Managed Sectors Variable Account operate as open-end, non-diversified management investment companies as those terms are defined in the Investment Company Act of 1940, as amended.

(2) SIGNIFICANT ACCOUNTING POLICIES
General - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Capital Appreciation Variable Account, Global Governments Variable Account, High Yield Variable Account, Managed Sectors Variable Account and Total Return Variable Account can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment. The High Yield Variable Account can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.

Investment Valuations - Equity securities in the portfolios for which market quotations are available are valued at the last sale or official closing price on the primary market or exchange on which they are primarily traded or at the last quoted bid price for securities in which there were no sales during the day. If no sales are reported, as is the case for most securities traded over the counter, securities are valued on the basis of quotations obtained from brokers and dealers or on the basis of valuations furnished by a pricing service. Bonds and other fixed income securities (other than short-term obligations) of U.S. issuers in the variable accounts portfolios are valued at an evaluated bid price on the basis of quotes from brokers and dealers or on the basis of valuations furnished by a pricing service. Prices obtained from pricing services utilize both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Money market instruments are valued at amortized cost, which the Board of Managers have determined in good faith approximates market value. The money market variable accounts' use of amortized cost is subject to compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940. Forward contracts will be valued using a pricing model taking into consideration market data from an external pricing source. Use of the pricing services has been approved by the Board of Managers. All other securities (other than short-term obligations) and futures contracts in the variable accounts' portfolios for which the principal market is one or more securities or commodities exchanges (whether domestic or foreign) will be valued at the last reported sale price or at the settlement price prior to the determination (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities, futures or contracts are traded; but if a securities exchange is not the principal market for securities, such securities will, if market quotations are readily available, be valued at current bid prices. Short-term obligations in the variable accounts' portfolios are valued at amortized cost, which constitutes fair value as determined by the Board of Managers. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. Portfolio investments for which market quotations are not readily available, or whose values have been materially affected by events occurring after the close of their primary markets, are valued at fair value as determined in good faith by or at the direction of the Board of Managers.

Repurchase Agreements - Certain variable accounts may enter into repurchase agreements with institutions that the investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The variable accounts require that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the variable accounts to obtain those securities in the event of a default under the repurchase agreement. The variable accounts monitor, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the variable accounts under each such repurchase agreement. The variable accounts, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Futures Contracts - Certain variable accounts may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the variable account is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the variable account each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the variable account. The variable account's investments in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the variable account's relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts or contracts on related options for purposes other than hedging, may be made when the variable account has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the variable account may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts - Certain variable accounts may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The variable account may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the variable account may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The variable account may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the variable account may enter into contracts with the intent of changing the relative exposure of the variable account's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Certain variable accounts may enter in "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date. Although the unit price has been established, the principal value has not been finalized. However, the principal amount of the commitments will not fluctuate more than 1.0%. Each variable account holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the variable account may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which is in addition to the risk of decline in the value of the variable account's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment Valuations" above. The variable accounts may enter into "TBA" (to be announced) sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The variable accounts' custody fees are reduced according to an arrangement that measures the value of cash deposited with the custodian by the variable accounts. During the period ended June 30, 2003, each variable account's custodian fees were reduced under this arrangement. The Capital Appreciation Variable Account, Managed Sectors Variable Account, and Total Return Variable Account have entered into a directed brokerage agreement, under which the broker will credit the variable account a portion of the commissions generated, to offset certain expenses of the variable account. For the period ended June 30, 2003, each variable accounts' custodian fees were reduced under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

                                  CAPITAL       GLOBAL     GOVERNMENT    HIGH    MANAGED    MONEY     TOTAL
                                APPRECIATION  GOVERNMENTS  SECURITIES   YIELD    SECTORS    MARKET    RETURN
                                  VARIABLE     VARIABLE     VARIABLE   VARIABLE  VARIABLE  VARIABLE  VARIABLE
                                  ACCOUNT       ACCOUNT     ACCOUNT    ACCOUNT   ACCOUNT   ACCOUNT   ACCOUNT
   ----------------------------------------------------------------------------------------------------------
   Balance credits              $        215  $        25  $      406  $  1,037  $     --  $     --  $    238
   Directed brokerage credits          6,309           --                    --       210        --       810
                                ------------  -----------  ----------  --------  --------  --------  --------
                                $      6,524  $        25  $      406  $  1,037  $    210        --  $  1,048
                                ============  ===========  ==========  ========  ========  ========  ========

Federal Income Taxes - The variable accounts are funding vehicles for individual variable annuities. The operations of the variable accounts are part of the operations of Sun Life Assurance Company of Canada (U.S.), the Sponsor, and are not taxed separately; the variable accounts are not taxed as regulated investment companies. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code. Accordingly, no provision for federal income or excise tax is necessary. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income.

(3) CONTRACT CHARGES
The Sponsor makes a deduction from the variable accounts at the end of each valuation period, during both the accumulation period and after annuity payments begin, for assuming the mortality and expense risks under the contracts. The rate of the deduction may be changed annually but in no event may it exceed 1.25% of the average net assets of each variable account attributable to Compass 3 contracts, or, with respect to Compass 2 contracts, 1.30% of the assets of Capital

Appreciation Variable Account, Government Securities Variable Account, High Yield Variable Account, and Money Market Variable Account, or 1.25% of the assets of Global Governments Variable Account, Managed Sectors Variable Account, and Total Return Variable Account attributable to such contracts.

For assuming the distribution expense risk under Compass 3 contracts, the Sponsor makes a deduction from the variable accounts at the end of each valuation period for the first seven contract years at an effective annual rate of 0.15% of the net assets of the variable accounts attributable to such contracts. Contracts are transferred from Compass 3 to Compass -- 3 Level 2 in the month following the seventh contract anniversary. No deduction is made after the seventh contract anniversary. No deduction is made with respect to assets attributable to Compass 2 contracts.

Each year, on the contract anniversary, a contract maintenance charge of $25 with respect to Compass 2 contracts and $30 with respect to Compass 3 contracts is deducted from each contract's accumulation account and paid the Sponsor to cover administrative expenses relating to the contract. After the annuity commencement date, the annual contract maintenance charge is deducted pro rata from each annuity payment made during the year.

The Sponsor does not deduct a sales charge from purchase payments. However, a withdrawal charge (contingent deferred sales charge) may be deducted to cover certain expenses relating to the sale of the contract. In no event shall the aggregate withdrawal charges (including the distribution expense charge described above applicable to Compass 3 contracts) exceed 5% of the purchase payments made under a Compass 2 contract or 9% of the purchase payments made under a Compass 3 contract.

(4) ANNUITY RESERVES
Annuity reserves for contracts with annuity commencement dates prior to February 1, 1987 have been calculated using the 1971 Individual Annuitant Mortality Table. Annuity reserves for contracts with annuity commencement dates on or after February 1, 1987 are calculated using the 1983 Individual Annuitant Mortality Table. Annuity reserves for contracts in payment period are calculated using an assumed interest rate of 4%. Required adjustments are accomplished by transfers to or from the Sponsor.

(5) TRANSACTIONS WITH AFFILIATES
Investment Adviser - Each variable account has an investment advisory agreement with Massachusetts Financial Services Company (MFS), an affiliate of the Sponsor, to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate based on a percentage of each variable account's average daily net assets.

                                                ANNUAL RATE OF MANAGEMENT FEE     ANNUAL RATE OF MANAGEMENT FEE
                                                      BASED ON AVERAGE                   BASED ON AVERAGE
                                                      DAILY NET ASSETS                   DAILY NET ASSETS
                                                 NOT EXCEEDING $300 MILLION        IN EXCESS OF $300 MILLION
---------------------------------------------------------------------------------------------------------------
Capital Appreciation Variable Account                      0.75%                              0.675%
Global Governments Variable Account                        0.75%                              0.675%
Government Securities Variable Account                     0.55%                              0.495%
High Yield Variable Account                                0.75%                              0.675%
Managed Sectors Variable Account                           0.75%                              0.675%
Money Market Variable Account                              0.50%                              0.500%
Total Return Variable Account                              0.75%                              0.675%

The agreements also provide that the Investment Adviser will pay certain variable account expenses in excess of 1.25% of the average daily net assets of each variable account for any calendar year. The variable accounts pay no compensation directly to their officers or members of the Boards of Managers who are affiliated with the Investment Adviser or the Sponsor.

Administrator - The variable accounts have an administrative services agreement with MFS to provide the variable accounts with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the variable accounts pay MFS an administrative fee at the following annual percentages of the variable accounts, average daily net assets:

          First $2 billion                                             0.0175%
          Next $2.5 billion                                            0.0130%
          Next $2.5 billion                                            0.0005%
          In excess of $7 billion                                      0.0000%

(6) PORTFOLIO SECURITIES
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations were as follows:

                                              PURCHASES           SALES
---------------------------------------------------------------------------
Capital Appreciation Variable Account      $ 116,220,448      $ 120,656,144
Global Governments Variable Account            6,875,951          4,942,349
Government Securities Variable                        --          5,901,787
High Yield Variable Account                   80,614,319         82,218,517
Managed Sectors Variable Account              19,357,513         22,236,591
Money Market Variable Account*               876,016,431        885,761,431
Total Return Variable Account                 36,385,205         38,166,764

Purchases and sales of U.S. government securities, other than purchased option transactions and short-term obligations, were as follows:

                                              PURCHASES           SALES
---------------------------------------------------------------------------
Global Governments Variable Account        $   1,657,678      $   2,066,444
Government Securities Variable Account        99,206,187         96,074,016
Total Return Variable Account                 28,442,549         31,441,781

* Purchases and sales of investments for Money Market Variable Account consist solely of short-term obligations.

(7) FINANCIAL INSTRUMENTS
Certain variable accounts trade financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts. The notional or contractual amounts of these instruments represent the investment the variable accounts have in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                                                                                     NET UNREALIZED
                                                          CONTRACTS TO     CURRENCY                      CONTRACTS    APPRECIATION
                                       SETTLEMENT DATE  DELIVER/RECEIVE  ABBREVIATIONS  IN EXCHANGE FOR   AT VALUE   (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------------------
Global Governments
  Variable Account              Sales           8/5/03          155,523       AUD       $       103,655  $  104,032  $         (377)
                                                8/5/03          303,511       CAD               223,807     223,362             445
                                                8/4/03        3,050,038       DKK               482,507     471,607          10,900
                                        7/25/03-8/4/03        1,094,040       EUR             1,260,765   1,257,212           3,553
                                               7/28/03           21,072       GBP                34,761      34,758               3
                                        7/28/03-8/4/03       93,081,493       JPY               783,952     777,597           6,355
                                                8/4/03        1,377,579       NOK               195,492     190,403           5,089
                                                8/4/03          846,185       NZD               486,844     494,426          (7,582)
                                               9/15/03          134,706       PLN                35,139      34,280             859
                                                8/4/03          795,329       SEK               102,634      99,282           3,352
                                                                                        ---------------  ----------  --------------
                                                                                        $     3,709,556  $3,686,959  $       22,597
                                                                                        ===============  ==========  ==============
                            Purchases   7/28/03-8/5/03          429,028       AUD       $       282,811   $ 287,009  $        4,198
                                        8/4/03-8/18/03          848,137       EUR               992,826     974,524         (18,302)
                                                8/4/03           56,128       GBP                93,172      92,539            (633)
                                               8/11/03      344,139,307       JPY             2,931,340   2,875,602         (55,738)
                                                8/4/03           57,552       NZD                33,440      33,628             188
                                               9/15/03          134,706       PLN                33,000      34,280           1,280
                                                                                        ---------------  ----------  --------------
                                                                                        $     4,366,589  $4,297,582  $      (69,007)
                                                                                        ===============  ==========  ==============
High Yield Variable Account     Sales           8/4/03          128,066       EUR       $       150,365  $  147,151  $        3,214

See page 23 for an explanation of abbreviations used to indicate amounts shown in currencies other than U.S. Dollar.

At June 30, 2003, the Global Governments Variable Account and the High Yield Variable Account had sufficient cash and/or securities to cover any commitments under these contracts.

FUTURES CONTRACTS

                                                  DESCRIPTION         EXPIRATION     CONTRACTS   POSITION   DEPRECIATION
         ---------------------------------------------------------------------------------------------------------------
         Global Governments Variable Account  Japan Govt Bond 10yr  September 2003       1         Long      $  (28,336)

At June 30, 2003 the Global Governments Variable Account had sufficient cash and/or securities to cover any margin requirements under these contracts.

(8) PARTICIPANT TRANSACTIONS
The changes in net assets from changes in numbers of outstanding units were as follows:

                                                 SIX MONTHS ENDED JUNE 30, 2003 (000 OMITTED)
                                          -------------------------------------------------------
                                                            TRANSFERS BETWEEN      WITHDRAWALS,
                                                            VARIABLE ACCOUNTS      SURRENDERS,
                                              PURCHASE           AND FIXED       ANNUITIZATIONS,
                                              PAYMENTS         ACCUMULATION       AND CONTRACT
                                              RECEIVED           ACCOUNT             CHARGES
                                          ----------------  -----------------   -----------------
                                          UNITS   DOLLARS   UNITS    DOLLARS    UNITS    DOLLARS
                                          -----  ---------  -----   ---------   -----   ---------
Capital Appreciation Variable Account
Compass 2 Contracts                          29  $   1,047    (21)  $    (540)   (229)  $  (9,597)
Compass 3 Contracts                          58      1,562   (126)     (3,429)    (37)       (995)
Compass 3 Level 2 Contracts                 117      1,211    147       1,931    (292)     (3,321)
                                                 ---------          ---------           ---------
                                                 $   3,820          $  (2,038)          $ (13,913)
                                                 =========          =========           =========
Global Government Variable Account
Compass 2 Contracts                           1  $      16     25   $     561      (8)  $    (182)
Compass 3 Contracts                           5        119    (12)       (291)     (4)        (90)
Compass 3 Level 2 Contracts                   6         66     46         612     (31)       (400)
                                                 ---------          ---------           ---------
                                                 $     201          $     882           $    (672)
                                                 =========          =========           =========
Government Securities Variable Account
Compass 2 Contracts                          15  $     527     15   $     534    (156)  $  (5,687)
Compass 3 Contracts                          17        417    (37)       (944)    (14)       (347)
Compass 3 Level 2 Contracts                  29        407    117       1,758    (103)     (1,522)
                                                 ---------          ---------           ---------
                                                 $   1,351          $   1,348           $  (7,556)
                                                 =========          =========           =========
High Yield Variable Account
Compass 2 Contracts                           9  $     242      5   $     239    (116)  $  (3,474)
Compass 3 Contracts                          12        251    (27)       (585)    (12)       (265)
Compass 3 Level 2 Contracts                  21        231     28         916     (48)       (563)
                                                 ---------          ---------           ---------
                                                 $     724          $     570           $  (4,302)
                                                 =========          =========           =========
Managed Sectors Variable Account
Compass 2 Contracts                           7  $     213    (16)  $    (483)    (30)  $  (1,024)
Compass 3 Contracts                          22        756    (61)     (2,042)    (14)       (461)
Compass 3 Level 2 Contracts                  62        619    111       1,353    (167)     (1,845)
                                                 ---------          ---------           ---------
                                                 $   1,588          $  (1,172)          $  (3,330)
                                                 =========          =========           =========
Money Market Variable Account
Compass 2 Contracts                           8  $     148    (81)  $  (1,627)   (174)  $  (3,525)
Compass 3 Contracts                          26        419    (26)       (417)    (20)       (325)
Compass 3 Level 2 Contracts                  50        605     69         893    (171)     (2,132)
                                                 ---------          ---------           ---------
                                                 $   1,172          $  (1,151)          $  (5,982)
                                                 =========          =========           =========
Total Return Variable Account
Compass 2 Contracts                          10  $     312    (25)  $    (747)    (95)  $  (3,442)
Compass 3 Contracts                          36      1,269   (125)     (4,407)    (25)       (872)
Compass 3 Level 2 Contracts                  76      1,189    169       3,012    (374)     (6,410)
                                                 ---------          ---------           ---------
                                                 $   2,770          $  (2,142)          $ (10,724)
                                                 =========          =========           =========

                                             SIX MONTHS ENDED JUNE 30, 2003 (000 OMITTED)
                                          -------------------------------------------------
                                                 NET               NET             NET
                                            ACCUMULATION      ANNUITIZATION     INCREASES
                                              ACTIVITY          ACTIVITY        (DECREASE)
                                          -----------------   -------------   -------------
                                          UNITS    DOLLARS       DOLLARS         DOLLARS
                                          -----   ---------   -------------   -------------
Capital Appreciation Variable Account
Compass 2 Contracts                        (221)  $  (9,090)  $        (371)  $      (9,461)
Compass 3 Contracts                        (105)     (2,862)            (35)         (2,897)
Compass 3 Level 2 Contracts                 (28)       (179)              3            (176)
                                                  ---------   -------------   -------------
                                                  $ (12,131)  $        (403)  $     (12,534)
                                                  =========   =============   =============
Global Government Variable Account
Compass 2 Contracts                          18   $     395   $         (10)  $         385
Compass 3 Contracts                         (11)       (262)             (1)           (263)
Compass 3 Level 2 Contracts                  21         278              (1)            277
                                                  ---------   -------------   -------------
                                                  $     411   $         (12)  $         399
                                                  =========   =============   =============
Government Securities Variable Account
Compass 2 Contracts                        (126)  $  (4,626)  $        (265)  $      (4,891)
Compass 3 Contracts                         (34)       (874)             (3)           (877)
Compass 3 Level 2 Contracts                  43         643             (14)            629
                                                  ---------   -------------   -------------
                                                  $  (4,857)  $        (282)  $      (5,139)
                                                  =========   =============   =============
High Yield Variable Account
Compass 2 Contracts                        (102)  $  (2,993)  $        (270)  $      (3,263)
Compass 3 Contracts                         (27)       (599)              0            (599)
Compass 3 Level 2 Contracts                   1         584              (4)            580
                                                  ---------   -------------   -------------
                                                  $  (3,008)  $        (274)  $      (3,282)
                                                  =========   =============   =============
Managed Sectors Variable Account
Compass 2 Contracts                         (39)  $  (1,294)  $         (11)  $      (1,305)
Compass 3 Contracts                         (53)     (1,747)             (8)         (1,755)
Compass 3 Level 2 Contracts                   6         127              (5)            122
                                                  ---------   -------------   -------------
                                                  $  (2,914)  $         (24)  $      (2,938)
                                                  =========   =============   =============
Money Market Variable Account
Compass 2 Contracts                        (247)  $  (5,004)  $         (53)  $      (5,057)
Compass 3 Contracts                         (20)       (323)             (5)           (328)
Compass 3 Level 2 Contracts                 (52)       (634)              0            (634)
                                                  ---------   -------------   -------------
                                                  $  (5,961)  $         (58)  $      (6,019)
                                                  =========   =============   =============
Total Return Variable Account
Compass 2 Contracts                        (110)  $  (3,877)  $        (192)  $      (4,069)
Compass 3 Contracts                        (114)     (4,010)            (67)         (4,077)
Compass 3 Level 2 Contracts                (129)     (2,209)            192          (2,017)
                                                  ---------   -------------   -------------
                                                  $ (10,096)  $         (67)  $     (10,163)
                                                  =========   =============   =============

                                                 YEAR ENDED DECEMBER 31, 2002 (000 OMITTED)
                                          -------------------------------------------------------
                                                            TRANSFERS BETWEEN      WITHDRAWALS,
                                                            VARIABLE ACCOUNTS      SURRENDERS,
                                              PURCHASE           AND FIXED       ANNUITIZATIONS,
                                              PAYMENTS         ACCUMULATION       AND CONTRACT
                                              RECEIVED           ACCOUNT             CHARGES
                                          ----------------  -----------------   -----------------
                                          UNITS   DOLLARS   UNITS    DOLLARS    UNITS    DOLLARS
                                          -----  ---------  -----   ---------   -----   ---------
Capital Appreciation Variable Account
Compass 2 Contracts                          77  $   3,095   (189)  $  (7,743)   (707)  $ (33,229)
Compass 3 Contracts                         146      4,484   (240)     (7,371)    (93)     (2,975)
Compass 3 Level 2 Contracts                 232      2,674    111       2,114    (900)    (11,521)
                                                 ---------          ---------           ---------
                                                 $  10,253          $ (13,000)          $ (47,725)
                                                 =========          =========           =========
Global Government Variable Account
Compass 2 Contracts                           4  $      48     40   $     851     (18)  $    (359)
Compass 3 Contracts                          12        236    (16)       (299)     (6)       (122)
Compass 3 Level 2 Contracts                  16        152     62         813     (84)     (1,009)
                                                 ---------          ---------           ---------
                                                 $     436          $   1,365           $  (1,490)
                                                 =========          =========           =========
Government Securities Variable Account
Compass 2 Contracts                          29  $     913     59   $   2,125    (372)  $ (12,895)
Compass 3 Contracts                          32        770    (61)     (1,468)    (20)       (474)
Compass 3 Level 2 Contracts                  43        496    269       3,950    (237)     (3,343)
                                                 ---------          ---------           ---------
                                                 $   2,179          $   4,607           $ (16,712)
                                                 =========          =========           =========
High Yield Variable Account
Compass 2 Contracts                          22  $     541    (15)  $    (535)   (266)  $  (7,535)
Compass 3 Contracts                          24        468    (48)     (1,016)    (29)       (606)
Compass 3 Level 2 Contracts                  28        277  1,731      17,946    (206)     (2,310)
                                                 ---------          ---------           ---------
                                                 $   1,286          $  16,395           $ (10,451)
                                                 =========          =========           =========
Managed Sectors Variable Account
Compass 2 Contracts                          11  $     409    (44)  $  (1,614)    (85)  $  (3,392)
Compass 3 Contracts                          61      2,215   (112)     (4,168)    (43)     (1,733)
Compass 3 Level 2 Contracts                 120      1,308     26         663    (532)     (6,636)
                                                 ---------          ---------           ---------
                                                 $   3,932          $  (5,119)          $ (11,761)
                                                 =========          =========           =========
Money Market Variable Account
Compass 2 Contracts                          30  $     558    109   $   2,267    (499)  $ (10,128)
Compass 3 Contracts                          54        903    (25)       (418)    (65)     (1,088)
Compass 3 Level 2 Contracts                  29        328   (928)    (11,541)   (823)    (10,268)
                                                 ---------          ---------           ---------
                                                 $   1,789          $  (9,692)          $ (21,484)
                                                 =========          =========           =========
Total Return Variable Account
Compass 2 Contracts                          24  $     801     33   $   1,514    (266)  $  (9,926)
Compass 3 Contracts                          82      2,899   (206)     (7,443)    (80)     (2,930)
Compass 3 Level 2 Contracts                 153      2,395    363       6,961    (817)    (14,352)
                                                 ---------          ---------           ---------
                                                 $   6,095          $   1,032           $ (27,208)
                                                 =========          =========           =========

                                              YEAR ENDED DECEMBER 31, 2002 (000 OMITTED)
                                          -------------------------------------------------
                                                 NET               NET             NET
                                            ACCUMULATION      ANNUITIZATION     INCREASES
                                              ACTIVITY          ACTIVITY        (DECREASE)
                                          -----------------   -------------   -------------
                                          UNITS    DOLLARS       DOLLARS         DOLLARS
                                          -----   ---------   -------------   -------------
Capital Appreciation Variable Account
Compass 2 Contracts                        (819)  $ (37,877)  $         (79)  $     (37,956)
Compass 3 Contracts                        (187)     (5,862)             47          (5,815)
Compass 3 Level 2 Contracts                (557)     (6,733)            (99)         (6,832)
                                                  ---------   -------------   -------------
                                                  $ (50,472)  $        (131)  $     (50,603)
                                                  =========   =============   =============
Global Government Variable Account
Compass 2 Contracts                          26   $     540   $         (40)  $         500
Compass 3 Contracts                         (10)       (185)              0            (185)
Compass 3 Level 2 Contracts                  (6)        (44)            (11)            (55)
                                                  ---------   -------------   -------------
                                                  $     311   $         (51)  $         260
                                                  =========   =============   =============
Government Securities Variable Account
Compass 2 Contracts                        (284)  $  (9,857)  $        (382)  $     (10,239)
Compass 3 Contracts                         (49)     (1,172)             (8)         (1,180)
Compass 3 Level 2 Contracts                  75       1,103             (40)          1,063
                                                  ---------   -------------   -------------
                                                  $  (9,926)  $        (430)  $     (10,356)
                                                  =========   =============   =============
High Yield Variable Account
Compass 2 Contracts                        (259)  $  (7,529)  $        (185)  $      (7,714)
Compass 3 Contracts                         (53)     (1,154)              0          (1,154)
Compass 3 Level 2 Contracts                1,553     15,913             (12)         15,901
                                                  ---------   -------------   -------------
                                                  $   7,230   $        (197)  $       7,033
                                                  =========   =============   =============
Managed Sectors Variable Account
Compass 2 Contracts                        (118)  $  (4,597)  $         (40)  $      (4,637)
Compass 3 Contracts                         (94)     (3,686)             (3)         (3,689)
Compass 3 Level 2 Contracts                (386)     (4,665)            (28)         (4,693)
                                                  ---------   -------------   -------------
                                                  $ (12,948)  $         (71)  $     (13,019)
                                                  =========   =============   =============
Money Market Variable Account
Compass 2 Contracts                        (360)  $  (7,303)  $         (60)  $      (7,363)
Compass 3 Contracts                         (36)       (603)            (11)           (614)
Compass 3 Level 2 Contracts              (1,722)    (21,481)            (18)        (21,499)
                                                  ---------   -------------   -------------
                                                  $ (29,387)  $         (89)  $     (29,476)
                                                  =========   =============   =============
Total Return Variable Account
Compass 2 Contracts                        (209)  $  (7,611)  $        (376)  $      (7,987)
Compass 3 Contracts                        (204)     (7,474)            (96)         (7,570)
Compass 3 Level 2 Contracts                (301)     (4,996)              9          (4,987)
                                                  ---------   -------------   -------------
                                                  $ (20,081)  $        (463)  $     (20,544)
                                                  =========   =============   =============

(9) LINE OF CREDIT
The variable accounts and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each variable account, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to each of the accounts for the six months ended June 30, 2003 ranged from $20 to $1,068. The variable accounts had no borrowings during the period.


This report is prepared for the general information of contract owners. It is authorized for distribution to prospective only when preceded or accompanied by a current prospectus.

MEMBERS OF BOARDS OF MANAGERS AND OFFICERS

The following table presents certain information regarding the Managers and executive officers of the Compass Variable Accounts (the "Account"), including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

NAME, POSITION WITH TRUST, LENGTH OF TIME SERVED, AGE, PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS(1):

INTERESTED MANAGERS

C. JAMES PRIEUR* Member of Board of Managers and Chairman (since July 1999) (born 4/21/51)
Sun Life Assurance Company of Canada, President and Chief Operating Officer (since April 1999), General Manager, U.S. (until April 1999).

SAMUEL ADAMS** Member of Board of Managers (since July 1982) (born 10/19/25) Kirkpatrick & Lockhart LLP (Attorneys), Of Counsel; Warner & Stackpole (Attorneys), Partner (until 1999).

DAVID D. HORN* Member of Board of Managers (since April 1986) (born 6/7/41) Private Investor; Retired; Sun Life Assurance Company of Canada, Former Senior Vice President and General Manager for the United States (until 1997).

INDEPENDENT TRUSTEES

J. KERMIT BIRCHFIELD Member of Board of Managers (since May 1997) (born 1/8/40) Consultant; Century Partners, Inc. (investments), Managing Director; Dairy Mart Convenience Stores, Inc. (convenience stores), Chairman; Displaytech, Inc. (manufacturer of liquid crystal display technology), Director; HPSC, Inc. (medical financing), Director; Intermountain Gas Company, Inc. (public utility gas distribution), Director.

ROBERT C. BISHOP Member of Board of Managers (since May 2001) (born 1/13/43) AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Technologies, Inc. (laboratory analytical instruments), Director; Millipore Corporation (purification/filtration products), Director; Quintiles Transnational Corp. (contract services to the medical industry), Director.

FREDERICK H. DULLES Member of Board of Managers (since May 2001) (born 3/12/42) McFadden, Pilkington & Ward LLP (solicitors and registered foreign lawyers), Partner; Jackson & Nash, LLP (law firm), Of Counsel (January 2000 to November
2000).

DERWYN F. PHILLIPS Member of Board of Managers (since April 1986) (born 8/31/30) Retired.

ROBERT G. STEINHART Member of Board of Managers (since May 2001) (born 6/15/40) Private Investor; Bank One, Texas N.A., Vice Chairman and Director (January 2000 to January 2001); Bank One Corporation, Officer (until January 2000); Carreker Corporation (consultant and technology provider to financial institutions), Director; Prentiss Properties Trust (real estate investment trust), Director; United Auto Group, Inc. (automotive retailer), Director.

HAVILAND WRIGHT Member of Board of Managers (since May 2001) (born 7/21/48) Hawaii Small Business Development Center, Kaua'i Center, Center Director (since May 2002); Displaytech, Inc. (manufacturer of liquid crystal display technology), Chairman and Chief Executive Officer (until March 2002).

TRUSTEE EMERITUS

GARTH MARSTON Member of Board of Managers Emeritus (born 4/28/26)
Retired.

OFFICERS

JOHN W. BALLEN++ President (born 9/12/59)
Massachusetts Financial Services Company, Chief Executive Officer and Director.

JAMES R. BORDEWICK, JR.++ Assistant Secretary and Assistant Clerk (born 3/6/59) Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel.

STEPHEN E. CAVAN++ Secretary and Clerk (born 11/6/53)
Massachusetts Financial Services Company, Senior Vice President, General Counsel and Secretary.

STEPHANIE A. DESISTO++ Assistant Treasurer (born 10/1/53)
Massachusetts Financial Services Company, Vice President (since April 2003); Brown Brothers Harriman & Company, Senior Vice President (November 2002 to April
2003); ING Groep N.V./Aeltus Investment Management, Senior Vice President (prior to November 2002).

ROBERT R. FLAHERTY++ Assistant Treasurer (born 9/18/63)
Massachusetts Financial Services Company, Vice President (since August 2000); UAM Fund Services, Senior Vice President (prior to August 2000).

RICHARD M. HISEY++ Treasurer (born 8/29/58)
Massachusetts Financial Services Company, Senior Vice President (since July
2002); The Bank of New York, Senior Vice President (September 2000 to July
2002); Lexington Global Asset Managers, Inc., Executive Vice President and Chief Financial Officer (prior to September 2000); Lexington Funds, Treasurer (prior to September 2000).

ELLEN MOYNIHAN++ Assistant Treasurer (born 11/13/57)
Massachusetts Financial Services Company, Vice President.

JAMES O. YOST++ Assistant Treasurer (born 6/12/60)
Massachusetts Financial Services Company, Senior Vice President.

   The Accounts do not hold annual meetings for the purpose of electing Members of the Board of Managers ("Managers"), and Managers are not elected for fixed terms. This means that each Manager is elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer holds office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

   All Managers currently serve as Managers of each Account and have served in that capacity continuously since originally elected or appointed.

   All of the Managers are also Trustees of MFS/Sun Life Series Trust. The executive officers of the Compass Variable Accounts hold similar offices for the MFS/Sun Life Series Trust and other funds in the MFS fund complex. Each Manager serves as a Trustee or Manager of 38 Accounts/Series.

   The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-752-7215.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
ANNUITY SERVICE MAILING ADDRESS
c/o Sun Life Retirement Products and Services
P.O. Box 1024, Boston, MA 02103-9986

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116-3741

DISTRIBUTOR
Clarendon Insurance Agency, Inc.
One Sun Life Executive Park, Wellesley Hills, MA 02481

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110-2875

ACCOUNT INFORMATION
For account information, please call toll free: 1-800-752-7218 anytime from a touch-tone telephone.
To speak with a customer service representative, please call toll free:
1-800-752-7215 any business day from 8 a.m. to 6 p.m. Eastern time.

(1) Directorships of companies required to report to the Securities and Exchange Commission (the "SEC") (i.e. "public companies").
* "Interested person" of Sun Life of Canada (U.S.), within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust. The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts.
** "Interested person" of Massachusetts Financial Services Company ("MFS"), within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts. Samuel Adams is an "interested person" of MFS because the law firm of Kirkpatrick & Lockhart, LLP, where Mr. Adams is Of Counsel, is counsel to some investment companies managed by MFS, and to MFS and its affiliates within the past two fiscal years of the Trust.
++   MFS Investment Management(R)
(C)  2003 MFS Investment Management(R)
     MFS(R)investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA.

                                                             CO-SEM 08/03 45.4 M

ITEM 2. CODE OF ETHICS.

Applicable for annual reports filed for fiscal years ending on or after July 15, 2003.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Applicable for annual reports filed for fiscal years ending on or after July 15, 2003.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time. Applicable for annual reports filed for the first fiscal year ending after December 15, 2003.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

If applicable, not applicable at this time. Applicable for annual reports covering periods ending on or after the compliance date for the listing standards applicable to the particular issuer. Listed issuers must be in compliance with the new listing rules by the earlier of the registrant's first annual shareholders meeting after January 15, 2004 or October 31, 2004.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Applicable for annual reports filed on or after July 1, 2003.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual

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    report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

    (1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable.

    (2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14 under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of
Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Compass Money Market Variable Account
             -------------------------------------------------------------------


By (Signature and Title)* JOHN W. BALLEN
                          ------------------------------------------------------
                          John W. Ballen, President

Date:    August 25, 2003
       -----------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* JOHN W. BALLEN
                          ------------------------------------------------------
                          John W. Ballen, President (Principal Executive
                                                      Officer)

Date:    August 25, 2003
       -----------------------------


By (Signature and Title)* RICHARD M. HISEY
                          ------------------------------------------------------
                          Richard M. Hisey, Treasurer (Principal Financial
                                             Officer and Accounting Officer)

Date:    August 25, 2003
       -----------------------------


* Print name and title of each signing officer under his or her signature.